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        ALLEGIANT(R)
     ALLEGIANTFUNDS.COM

THE DISCIPLINE OF INVESTING,
  A COMMITMENT TO RESULTS

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HIGH YIELD BOND FUND
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A SHARES PROSPECTUS

APRIL 29, 2008

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

INVESTMENT ADVISER

ALLEGIANT ASSET
MANAGEMENT COMPANY

ABOUT THIS PROSPECTUS

Allegiant Funds ("Allegiant") is a mutual fund family that offers different classes of shares in separate investment portfolios that have individual investment objectives and strategies. This prospectus gives you important information that you should know about Class A Shares of the High Yield Bond Fund (the "Fund") before investing. Allegiant Asset Management Company (the "Adviser") manages the investments of the Fund. To obtain more information about Allegiant, visit AllegiantFunds.com or call 1-800-622-FUND (3863). Please read this prospectus and keep it for future reference.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR MORE DETAILED INFORMATION ABOUT THE FUND, PLEASE SEE:

ALLEGIANT HIGH YIELD BOND FUND ...........................................    2

FUND FEES AND EXPENSES ...................................................    4

MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES ...................    5

MORE INFORMATION ABOUT FUND INVESTMENTS ..................................    6

INVESTMENT ADVISER AND INVESTMENT TEAM ...................................    7

PURCHASING, EXCHANGING AND REDEEMING FUND SHARES .........................    8

DISTRIBUTION AND SHAREHOLDER SERVICES PLAN ...............................   16

DIVIDENDS AND TAX ASPECTS OF INVESTING IN THE FUND .......................   16

FINANCIAL HIGHLIGHTS .....................................................   17

ALLEGIANT HIGH YIELD BOND FUND

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      FUND SUMMARY

      INVESTMENT OBJECTIVE

      High level of current income along with capital appreciation

      PRINCIPAL INVESTMENT STRATEGY

      Investing in high yield, high risk debt securities

      PRINCIPAL RISKS

      General risk, market risk, credit risk, interest rate risk, prepayment/extension risk, active trading risk, derivatives risk

      TICKER SYMBOL

      Class A     AAHBX
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PRINCIPAL INVESTMENT STRATEGIES

The Fund's investment objective is to provide a high level of current income along with capital appreciation. The investment objective may be changed at any time without a shareholder vote.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in high yield bonds, which include debt securities of all types. The term "high yield" is generally understood to describe debt securities that are rated below investment grade. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy. Debt securities rated below investment grade are commonly referred to as "junk bonds." Junk bonds may offer higher yields than higher-rated securities with similar maturities, but also may possess greater volatility and greater risk of loss of principal and interest than more highly-rated securities. Junk bonds are debt securities that are rated below BBB by Standard & Poor's Ratings Group or Baa by Moody's Investor Service, Inc., or are of comparable quality. The Fund may invest in all types of debt securities but will invest primarily in corporate debt securities, mortgage-backed securities and asset-backed securities of U.S. and Canadian issuers.

In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it, in the Adviser's view, no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

The Fund may use derivatives, as a substitute for taking a position in an underlying asset, to increase returns, to manage risk or as part of a hedging strategy. The extent of the Fund's exposure to these instruments is subject to the regulation and guidance of the Securities and Exchange Commission ("SEC") and the instrument's liquidity.

PRINCIPAL RISKS OF INVESTING

GENERAL RISK. The Adviser invests Fund assets in a way that it believes will help a Fund achieve its objective. Investing in the Fund involves risk and there is no guarantee that the Fund will achieve its objective. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment.

The Fund's performance is compared to the performance of one or more benchmark indices. The Fund does not attempt to replicate the performance of its benchmark index. An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It is possible, however, that these evaluations will prove to be inaccurate. No matter how good a job an investment manager does, you could lose money on your investment in the Fund, just as you could with other investments.

The value of your investment in the Fund is based primarily on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which it trades. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any government agency.

MARKET RISK. The value of your investment in the Fund is based primarily on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will

2

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                                                  ALLEGIANT HIGH YIELD BOND FUND

decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that any or all of its fixed income market segments may underperform other segments of the fixed income markets or the fixed income markets as a whole.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer cannot meet its payment obligations or if its credit is lowered, the value of its debt securities may fall. High-yield bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. High-yield bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of high-yield bonds may be more susceptible than other issuers to economic downturns. High-yield bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates and the market prices of the Fund's fixed income investments may decline due to an increase in market interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher-yielding securities.

ACTIVE TRADING RISK. The Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

DERIVATIVES RISK. Derivative instruments include, but are not limited to, options, swaps, futures and options on futures. A small investment in derivatives could have a potentially large impact on the Fund's performance. The use of derivatives involves risks different from the risks associated with investing directly in the underlying assets. Derivatives can be volatile, illiquid and difficult to value, and an imperfect correlation may exist between changes in the value of a derivative held by the Fund and the Fund's other investments.

The Fund may engage in a variety of transactions using "derivatives," such as futures, options, warrants and swaps. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indexes or currencies. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the Adviser's ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are "leveraged" and therefore may magnify or otherwise increase investment losses to the Fund. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund's derivatives positions at any time. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Over-the-counter derivative instruments also involve the risk that the other party will not meet its obligations to the Fund.

If the Fund sells protection on credit default swaps relating to corporate debt securities, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt security to the counterparty in the event of a default by a third party, the corporate debt security issuer, on the debt security. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default had occurred. If no default occurred, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

There is no performance information for the Fund because it had not commenced operations prior to the date of this prospectus.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

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SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)
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                                                         HIGH YIELD BOND FUND(1)
                                                                 CLASS A
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Maximum Sales Charge (Load) Imposed on
Purchases (as percentage of offering price)(2)                    4.50%
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Maximum Deferred Sales Charge (Load)
(as percentage of net asset value)(3)                             None
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Maximum Sales Charge (Load) Imposed on
Reinvested Dividends and Other
Distributions (as a percentage of offering price)                 None
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Redemption Fee (as a percentage of
amount redeemed, if applicable)                                   None
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Exchange Fee                                                      None
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ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
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Investment Advisory Fees                                          0.50%*
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Distribution (12b-1) Fees(4)                                      0.01%
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Other Expenses:
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   Shareholder Servicing Fees(5)                                  0.25%
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   Other(4)                                                       0.92%
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Total Other Expenses                                              1.17%
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Total Annual Fund Operating Expenses                              1.68%*
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*     THE ADVISER HAS AGREED TO WAIVE FEES AND REIMBURSE EXPENSES TO THE EXTENT
      NEEDED TO LIMIT TOTAL ANNUAL FUND OPERATING EXPENSES TO 1.00%. THIS VOLUNTARY WAIVER AND REIMBURSEMENT ARRANGEMENT IS EXPECTED TO REMAIN IN EFFECT UNTIL AT LEAST MAY 31, 2009 BUT MAY BE CHANGED OR TERMINATED BY THE ADVISER AT ANY TIME. AFTER THIS WAIVER, ACTUAL TOTAL ANNUAL FUND OPERATING EXPENSES ARE EXPECTED TO BE:

Advisory Fee Waiver and/or Expense Reimbursement                 (0.68)%
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Total Annual Fund Operating Expenses                              1.00%
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(1)   The Fund had not commenced operations as of the date of this prospectus.
      The fees and expenses shown in the table above are those that are expected to apply upon commencement of operations.

(2) This sales charge varies depending upon how much you invest. For more information on the sales charge waiver, see the "Sales Charges" section of this prospectus.

(3) A contingent deferred sales charge of 0.50% is charged if you redeem Class A Shares purchased in the amount of $1,000,000 or more within 18 months.

(4) Other Expenses and Distribution (12b-1) Fees are based on estimated amounts for the current fiscal year. The Fund may reimburse expenses up to a maximum of 0.10% under the Fund's distribution plan for Class A Shares. Such reimbursements are expected to be no more than 0.01% during the current fiscal year.

(5) Certain financial institutions may provide administrative services to their customers who own Class A Shares and may be paid up to 0.25% (on an annualized basis) of the net asset value of the shares. For further information, see "Shareholder Services Plan" in the Statement of Additional Information.

      For more information about these fees, see "Investment Adviser and Investment Team" and "Distribution and Shareholder Service Plan".

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EXAMPLE
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This Example is intended to help you compare the cost of investing in the
Allegiant High Yield Bond Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A Shares of the Fund for the time periods indicated and that you sell your shares at the end of those periods.

The Example also assumes that your investment has a 5% return each year, Fund expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be different, your approximate costs would be:

                                                   1 YEAR       3 YEARS
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High Yield Bond Fund                                $547          $754
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4

MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES

This section provides additional information about the principal investment strategies used by the Fund and the related risks. The Fund's Statement of Additional Information contains more information about the particular types of securities in which the Fund invests. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information and on the Fund's website (AllegiantFunds.com).

FIXED INCOME SECURITIES

The market values of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

Some fixed income securities may be subject to call risk. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause the Fund's average weighted maturity to fluctuate, and may require the Fund to invest the resulting proceeds at lower interest rates.

Some fixed income securities may be subject to event risk. Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of the diversification provided by the Fund's multiple holdings.

HIGH-YIELD, LOWER RATED SECURITIES (or "junk bonds") are subject to additional risks, including:

      o High-yield, lower rated securities involve greater risk of default or price declines than investments in investment grade securities (e.g., securities rated BBB or higher by S&P or Baa or higher by Moody's) due to changes in the issuer's creditworthiness.

      o The market for high-yield, lower rated securities may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of the Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.

      o Market prices for high-yield, lower rated securities may be affected by investors' perception of the issuer's credit quality and the outlook for economic growth. Thus, prices for high-yield, lower rated securities may move independently of interest rates and the overall bond market.

      o The market for high-yield, lower rated securities may be adversely affected by legislative and regulatory developments.

      o Investment in securities already in default poses an additional risk of loss should non-payment of principal and interest continue. Even if such securities are held to maturity, recovery of the initial investment and any anticipated income or appreciation is uncertain. In addition, expenses may be incurred in seeking recovery of default payments or otherwise protecting the Fund's interests.

EXCHANGE-TRADED FUNDS

The Fund may invest in various types of exchange-traded funds ("ETFs"). ETFs own stocks included in a particular index and changes in the market price of ETFs (before deducting the ETFs' expenses) are generally expected to track the movement of the associated index relatively closely. However, the price movement of ETFs may not perfectly parallel the price action of the associated indices. To the extent the Fund invests in ETFs, shareholders of the Fund may be subject to duplicative management fees.

ASSET-BACKED SECURITIES

Asset-backed securities are fixed income securities representing an interest in a pool of shorter-term loans such as automobile loans, home equity loans, equipment or computer leases or credit card receivables. The payments from the loans are passed through to the security holder. The loans underlying asset-backed securities tend to have prepayment rates that do not vary with interest rates. In addition, the short-term nature of the loans reduces the impact of any change in prepayment level. However, it is possible that prepayments will alter the cash flow on asset-backed securities and it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it, affecting the price volatility of the security. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security.

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

MORE INFORMATION ABOUT FUND INVESTMENTS

The Fund also may invest in other securities, use other strategies and engage in other investment practices. Additional investment policies are described in this section. See the Statement of Additional Information for more detail on the investments and strategies used by the Fund.

TEMPORARY INVESTMENTS

For temporary defensive purposes, to avoid losses during unusual economic, market, political or other conditions, the Fund may invest up to 100% of its assets in short-term high quality debt instruments. These instruments would not ordinarily be consistent with the Fund's principal investment strategies, and may prevent the Fund from achieving its investment objective. The Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for achieving the Fund's investment objective.

The Fund also may temporarily deviate from its policy to invest 80% of its net assets in fixed income securities in other limited, appropriate circumstances, such as unusually large cash inflows or redemptions. The 80% investment requirement generally applies at the time the Fund purchases securities. In the event the Fund no longer meets the 80% requirement (for example, as a result of changes in the value of its portfolio holdings or other circumstances beyond its control), the Fund will make future investments in a manner that would bring the Fund into compliance with the 80% requirement.

DERIVATIVES AND FUTURES CONTRACTS

In fulfilling the 80% investment requirement referred to above, the Fund may include in the computation synthetic instruments with economic characteristics similar to the types of securities subject to the requirement, such as derivatives or futures contracts. A derivative is an instrument that derives its value from the performance of an underlying financial asset, index or other investment. A futures contract is an agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a specified future date. These instruments may carry greater risk than other types of securities in which the Fund invests. For more information on derivatives and futures contracts and their related risks see the Statement of Additional Information.

SECURITIES LENDING

The Fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the Fund may experience delays in recovering the loaned securities or exercising its right in the collateral.

ILLIQUID SECURITIES

The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that the Fund may not be able to sell in the ordinary course of business. Restricted securities are a special type of illiquid security; these securities have not been publicly issued and legally can be resold only to qualified buyers. From time to time, the board of trustees may determine that particular restricted securities are not illiquid, and those securities may then be purchased by the Fund without limit.

REPURCHASE AGREEMENTS

Repurchase agreements represent short-term (normally overnight) loans by the Fund to commercial banks or large securities dealers. Repurchase agreements can carry several risks. For instance, if the seller is unable to repurchase the securities as promised, the Fund may experience a loss when trying to sell the securities to another buyer. Also, if the seller becomes insolvent, a bankruptcy court may determine that the securities do not belong to the Fund and order that the securities be used to pay off the seller's debts. The Fund's Adviser believes that these risks can be controlled through careful security selection and monitoring.

CASH MANAGEMENT

Pursuant to SEC rules, the Fund may invest cash balances not otherwise invested in portfolio securities and cash collateral from securities lending programs to purchase shares of the money market funds offered by the Trust and the Allegiant Advantage Fund, a separate investment company affiliated with the Trust.

CONVERTIBLE SECURITIES

Convertible securities have characteristics of both fixed income and equity securities. The value of a convertible security tends to move with the market value of the underlying stock, but may also be affected by interest rates, credit quality of the issuer and any call provisions.

FOREIGN SECURITIES

The Fund may invest up to 25% of its total assets at the time of purchase in foreign securities, including securities of issuers in emerging markets. Securities of Canadian issuers are not subject to this limitation. Such investments are not used as part of the Fund's principal investment strategies.

While not considered a principal investment strategy, the Fund may from time to time purchase securities that are in default.

INVESTMENT ADVISER AND INVESTMENT TEAM

Allegiant Asset Management Company, with its principal offices at 200 Public Square, 5th Floor, Cleveland, Ohio 44114, serves as the Adviser to the Fund. As of December 31, 2007, the Adviser had approximately $30.3 billion in assets under management. The Adviser, including its predecessors, has been providing investment management services since 1995.

The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program. The Board of Trustees of Allegiant supervises the Adviser and establishes policies that the Adviser must follow in its management activities. The Adviser's Taxable Fixed Income Management Team manages the Fund. No one person is primarily responsible for making investment recommendations to the team. The Adviser is entitled to a management fee at the contractual rate of 0.50% of the average annual net assets of the Fund.

A discussion regarding the basis for the Board's approval of the Fund's advisory agreement is available in the semi-annual report to shareholders for the period ended November 30, 2007.

PORTFOLIO MANAGEMENT TEAM

NAME                                    BUSINESS EXPERIENCE
--------------------------------------------------------------------------------------------------------------
TAXABLE FIXED INCOME MANAGEMENT TEAM
--------------------------------------------------------------------------------------------------------------
Ken Karwowski, CFA                      Mr. Karwowski has primary responsibility for high yield investment and
Portfolio Manager                       strategy.
Years with Adviser: 2
Industry experience: 22 years           Prior to joining the Adviser in 2006, Mr. Karwowski served as a senior credit analyst covering several industries in both high yield and investment grade areas for Henderson Global Investors.
--------------------------------------------------------------------------------------------------------------
Timothy Compan, Jr., CFA                Mr. Compan has responsibility for corporate bond portfolio management
Corporate Bond Specialist               and trading.
Years with the Adviser: 4
Industry experience: 7 years            Prior to joining the Adviser in 2003, Mr. Compan was a corporate bond trader for Goldman Sachs Asset Management, L.P. Mr. Compan had been with Goldman Sachs Asset Management, L.P. since 1999.
--------------------------------------------------------------------------------------------------------------
Andrew Harding                          Mr. Harding has primary responsibility for taxable fixed income
Senior Director for Taxable Fixed       strategy and performance at the Adviser.
Income Investments
Years with the Adviser: 7               Mr. Harding has been with the Adviser since 2000.
Industry experience: 27 years
--------------------------------------------------------------------------------------------------------------

Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Fund is described in the Statement of Additional Information.

PURCHASING, EXCHANGING AND REDEEMING FUND SHARES

This section tells you how to purchase, exchange and redeem Class A Shares of the Fund. The Fund may accept or reject any purchase order.

CLASS A SHARES

      o FRONT-END SALES CHARGE (SEE PAGE 16 FOR INFORMATION ABOUT REDUCED OR WAIVED FRONT-END SALES CHARGES

      o CONTINGENT DEFERRED SALES CHARGE ON PURCHASES OF $1 MILLION OR MORE (BACK-END SALES CHARGE IF YOU REDEEM WITHIN 18 MONTHS OF INITIAL PURCHASE)

      o     12b-1 FEES UP TO 0.10% OF NET ASSETS

      o     SHAREHOLDER SERVICING FEES UP TO 0.25% OF NET ASSETS

      o     $500 MINIMUM INITIAL INVESTMENT - NO SUBSEQUENT MINIMUM INVESTMENT

      o     DOES NOT CONVERT TO ANY OTHER SHARE CLASS

      o     $50 MINIMUM MONTHLY INVESTMENT THROUGH PLANNED INVESTMENT PROGRAM

Class A Shares are for individuals, corporate investors and retirement plans.

For investors purchasing Class A Shares through a Planned Investment Program, the minimum initial investment is $50. See "Planned Investment Program" on page
10. For information on how to open an account and set up procedures for placing transactions, call 1-800-622-FUND (3863).

The Adviser and its affiliates currently make payments from their own resources to financial intermediaries that generate purchase orders. These payments are separate from any 12b-1 fees or shareholder service fees paid by the Fund to those financial intermediaries. The Adviser and its affiliates also participate in certain arrangements whereby the Adviser or its affiliates may pay from their own resources financial intermediaries for inclusion of the Fund on certain preferred sales lists or other similar programs intended to generate fund sales. In some cases, these payments may create an incentive for a financial intermediary to recommend sales of fund shares. The Adviser or its affiliates may discontinue these payments at any time. Please see the Statement of Additional Information for more information on these payments and the programs described above.

The Adviser will monitor the Fund's asset size and, subject to approval by Allegiant's Board of Trustees, may decide to close the Fund at any time to new investments or new accounts if the Adviser believes that an increase in the asset size of the Fund may adversely affect the implementation of the Fund's strategies. If the Fund is closed, the Fund may continue to accept additional investments from existing shareholders.

HOW TO PURCHASE AND EXCHANGE FUND SHARES

                             NEW ACCOUNT SET UP                                   ADDING TO AN EXISTING ACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
BY MAIL                      o  Complete and sign an application. Applications    o  Provide purchase instructions with the fund
                                may be requested by calling 1-800-622-FUND           name, share class, your account number and
                                (3863) or may be downloaded from our website at      account registration information.
                                AllegiantFunds.com.

                             o  Make your check payable to "Allegiant Funds       o  Make your check payable to "Allegiant Funds
                                (High Yield Bond Fund)." Allegiant cannot            (High Yield Bond Fund)." Allegiant cannot
                                accept third-party checks, starter checks,           accept third-party checks, starter checks,
                                credit cards, credit card checks, cash or cash       credit cards, credit card checks, cash or cash
                                equivalents (i.e., cashier's check, bank draft,      equivalents (i.e., cashier's check, bank
                                money order or travelers' check).                    draft, money order or travelers' check).

                             o  Mail the completed and signed account             o  Mail the instructions and the check to one of
                                application and your check to:                       the two mailing addresses provided.

                                   Allegiant Funds
                                   c/o PFPC Inc.
                                   P.O. Box 9795
                                   Providence, RI 02940-9795

                             OVERNIGHT DELIVERY TO:

                                   Allegiant Funds
                                   c/o PFPC Inc.
                                   101 Sabin Street
                                   Pawtucket, RI 02860-1427

                             NEW ACCOUNT SET UP                                   ADDING TO AN EXISTING ACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
ONLINE                       o  Visit our site and click on "Account Access."     o  You may place your purchase order on our
AllegiantFunds.com              Or log on to our on-line Forms Center to print       website using your established banking
                                or complete an application on-line. Mail the         instructions for payment. To authorize this
                                application to the address above.                    service, please complete an Account
                                                                                     Maintenance Form or call 1-800-622-FUND
                             o  Unless you arrange to pay by wire or ACH, write      (3863).
                                your check, payable in U.S. dollars, to
                                "Allegiant Funds (High Yield Bond Fund)."
                                Allegiant cannot accept third-party checks,
                                starter checks, credit cards, credit card
                                checks, cash or cash equivalents (i.e.,
                                cashier's check, bank draft, money order or
                                travelers' check).

------------------------------------------------------------------------------------------------------------------------------------
BY TELEPHONE WITH WIRE       o  Call Investor Services at 1-800-622-FUND (3863)   o  If you previously selected the telephone
TRANSFER                        to set up an account number and to receive a         purchases option for your account, call
                                wire control number to be included in the body       Investor Services at 1-800-622-FUND (3863) to
                                of the wire.                                         purchase additional shares.

                             o  Ask your bank to immediately transmit available   o  If your bank account information is on file,
                                funds by wire. Your bank may charge you a            you can request purchases through federal
                                wiring fee for this service.                         funds wire or electronic transfer through the
                                                                                     Automated Clearing House.
                             o  Wiring instructions are as follows:
                                                                                  o  To add telephone purchases option to your
                                   PNC Bank, N.A.                                    account, please complete an Account
                                   Philadelphia, PA                                  Maintenance Form or call Investor Services.
                                   ABA # 031000053
                                   DDA# 8611711342
                                   For credit to the Allegiant Funds
                                   Further credit (your name and fund account
                                   number)
                                   Confirmation or order number (if applicable)

                             o Complete and sign the account application and mail to:

                                   Allegiant Funds
                                   c/o PFPC Inc.
                                   P.O. Box 9795
                                   Providence, RI 02940-9795

                             OVERNIGHT DELIVERY TO:

                                   Allegiant Funds
                                   c/o PFPC Inc.
                                   101 Sabin Street
                                   Pawtucket, RI 02860-1427

------------------------------------------------------------------------------------------------------------------------------------
BY TELEPHONE WITH ACH        o  Call Investor Services at 1-800-622-FUND (3863)   o  If you previously selected the telephone
                                to set up an account and obtain an account           purchases option for your account, call
                                number.                                              Investor Services at 1-800-622-FUND (3863) to
                                                                                     purchase additional shares.
                             o  Ask your bank to immediately transmit available
                                funds.                                            o  If your bank account information is on file,
                                                                                     you can request purchases through federal
                             o  Complete and sign the account application and        funds wire or electronic transfer through the
                                mail to:                                             Automated Clearing House.

                                   Allegiant Funds                                o  To add telephone purchases option to your
                                   c/o PFPC Inc.                                     account, please complete an Account
                                   P.O. Box 9795                                     Maintenance Form or call Investor Services.
                                   Providence, RI 02940-9795

                             OVERNIGHT DELIVERY TO:

                                   Allegiant Funds
                                   c/o PFPC Inc.
                                   101 Sabin Street
                                   Pawtucket, RI 02860-1427

                             NEW ACCOUNT SET UP                                   ADDING TO AN EXISTING ACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
PLANNED INVESTMENT PROGRAM   o  With a $50 minimum initial investment, you may    o  With current bank account information on your
(SYSTEMATIC INVESTING)          purchase Class A Shares automatically through        account, participation in the program can be
                                regular deductions from your regular checking        arranged via the Internet or by calling
                                or savings bank account in amounts of at least       1-800-622-FUND (3863).
                                $50 per month per account.
                                                                                  o  For existing accounts, without bank account
                             o  You may arrange for participation in this            information, participation can be arranged by
                                program when a new account is established.           completing an Account Maintenance Form with
                                                                                     banking information. This form must include a
                                                                                     signature guaranteed by a bank or other
                                                                                     financial institution.

------------------------------------------------------------------------------------------------------------------------------------
BY EXCHANGE                  o  You may exchange your Class A Shares of the       o  If you previously selected the telephone
                                Fund for Class A Shares of another Allegiant         exchange option for your account, call our
                                Fund.                                                Investor Services at 1-800-622-FUND (3863) to
                                                                                     exchange your shares.
                             o  Call with your account name, number, and amount
                                of exchange into an existing account (minimum     o  To authorize exchanges to your account, please
                                amount is $500).                                     complete an Account Maintenance Form or call
                                                                                     Investor Services.
                             o  You may exchange your shares on any Business
                                Day. The deadline for submitting same day
                                exchange orders to Allegiant's transfer agent
                                is 4:00 p.m. Eastern Time.

--------------------------------------------------------------------------------
SYSTEMATIC EXCHANGE PROGRAM

o You may exchange shares of the Fund for any other Allegiant Fund of the same class automatically, at periodic intervals. The minimum exchange amount is $50.

o Because purchases of Class A Shares of the Fund may be subject to an initial sales charge, it may be beneficial for you to execute a Letter of Intent indicating an intent to purchase Class A Shares in connection with this program.

o You may arrange for participation in this program via the Internet at AllegiantFunds.com, by calling 1-800-622-FUND (3863) or by completing an account application.

--------------------------------------------------------------------------------
FINANCIAL INTERMEDIARY

o Contact your financial consultant, financial intermediary or institution to transact initial purchases or additional purchases of shares of Allegiant Funds. Your financial intermediary is responsible for transmitting all purchase and sale requests, investment information, documentation and money to Allegiant's transfer agent on time.

o Allegiant may authorize certain financial intermediaries to receive, on behalf of Allegiant, purchase, redemption and exchange orders placed by or on behalf of their customers and to designate other intermediaries to receive such orders. In these cases, the Fund will be deemed to have received an order that is in proper form when the order is received by the financial intermediary on a Business Day, and the order will be priced at the Fund's net asset value ("NAV") per share next determined after such receipt by the financial intermediary.

o Your financial consultant, financial intermediary or institution may set different minimum initial and additional investment requirements and may charge a fee for its services.

NOTE: IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 BUSINESS DAYS FROM YOUR DATE OF PURCHASE).

WHEN YOU EXCHANGE SHARES, YOU ARE REALLY SELLING YOUR SHARES, WHICH MAY SUBJECT YOU TO TAX, AND BUYING OTHER FUND SHARES. YOUR SALE PRICE AND PURCHASE PRICE WILL BE BASED ON THE NAVS NEXT CALCULATED AFTER THE FUND RECEIVES YOUR EXCHANGE REQUEST.

HOW WE CALCULATE NAV

NAV for one Fund share is the value of that share's portion of the assets of the Fund less liabilities and class expenses.

In calculating NAV, the Fund generally values its investment portfolio at market price. Certain short-term obligations with maturities of 60 days or less that are used to manage the Fund's cash are valued on the basis of amortized cost. The Fund may hold securities that are listed on foreign exchanges. Foreign securities are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or redeem shares of the Fund.

If market prices are not readily available, including when quoted prices are considered to be unreliable, fair value prices will be determined in good faith by the Fund accountant and Adviser using methods approved by the Board of Trustees. The Fund will use fair value pricing if the value of a security it holds has been materially affected by events occurring before the Fund's pricing time but after the close of the primary markets or exchange on which the security is traded. Significant events (e.g., movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its NAV (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. This most commonly occurs with foreign securities, but may occur in other cases as well. In these cases, information furnished by an independent pricing service may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. The independent pricing service may draw upon, among other information, the market values of foreign investments. Because the frequency of significant events is not predictable, fair valuation of certain common stocks may occur on a frequent basis. The Fund will also use fair value pricing for domestic securities when a significant event (e.g., there is a "thin" market in the security or the security has not been traded for an extended period of time) impacts the value of such securities. When fair value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same security. The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have a material impact on the NAV of the Fund.

Investments by the Fund in any mutual fund are valued at their respective NAVs as determined by those mutual funds each business day. The prospectuses for those mutual funds explain the circumstances under which those funds will use fair value pricing and the effects of using fair value pricing.

Investment transactions are recorded on trade date for financial statement preparation purposes. As is normal procedure in the mutual fund industry, for days other than financial reporting period ends, investment transactions not settling on the same day are recorded and factored into the Fund's NAV on the business day following trade date (T+1). Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums are accreted and amortized, respectively, to interest income over the lives of the respective investments. Expenses common to all the Funds in the Trust are allocated among the Funds on the basis of average net assets. Distribution (12b-1) fees and shareholder services fees relating to a specific Class are charged directly to that Class. Expenses common to all Classes, investment income, and realized and unrealized gains and losses on investments are allocated to each Class based upon the relative daily net assets of each Class.

The Statement of Additional Information contains more detailed information concerning how the Fund values its investments.

GENERAL INFORMATION REGARDING PURCHASES

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares cannot be purchased by wire transactions on days when banks are closed.

Allegiant may reject any purchase order if it is determined that accepting the order would not be in the best interests of the Fund or its shareholders. The Fund seeks to make these decisions to the best of its abilities in a manner that it believes is consistent with shareholder interests. The Fund may reject, cancel or revoke the purchase on the following Business Day, or as soon thereafter as possible.

The price per share (the offering price) will be the NAV next determined after the Fund or an authorized financial intermediary receives your purchase order in proper form plus, in the case of Class A Shares, the applicable front-end sales charge. Daily NAV is calculated for the Fund each Business Day at the close of trading on the NYSE (normally 4:00 p.m. Eastern time). NAV is not calculated on holidays when the NYSE is closed for trading. The deadline for submitting a purchase order to the transfer agent in order to receive the current Business Day's NAV is 4:00 p.m. Eastern time.

Certain shareholders may also purchase shares of the Allegiant Advantage Institutional Money Market Fund ("Advantage Fund," and together with all of the Allegiant Funds, the "Fund Complex"), an investment portfolio of another registered investment company for whom the Adviser provides investment advisory services. The Advantage Fund's minimum initial investment is $5 million. There is no minimum subsequent investment. The Advantage Fund, at its discretion, may reduce the minimum initial investment for specific shareholders whose aggregate relationship with the Fund Complex is substantially equivalent to the $5 million minimum and warrants this reduction. The minimum initial investment also may be waived if the investor has, in the opinion of the Advantage Fund, adequate intent and availability of assets to reach a future level of investment of $5 million in the Fund Complex. Please see an Advantage Fund prospectus for more information.

GENERAL INFORMATION REGARDING EXCHANGES

You may exchange your shares of the Fund for the same class of shares of another Allegiant Fund. You may exchange your shares on any Business Day. The deadline for submitting same day exchange orders to Allegiant's transfer agent is 4:00 p.m. Eastern Time.

You may exchange Class A Shares of the Fund for Class A Shares of any other Allegiant Fund. If you exchange shares that you purchased without a sales charge into an Allegiant Fund with a sales charge, that exchange is subject to the sales charge applicable to the new Fund. If you exchange shares into an Allegiant Fund with the same, lower or no sales charge, there is no incremental sales charge for the exchange in this manner.

Allegiant reserves the right to revise or terminate the exchange privilege at any time, for any reason. You will be provided 60 days' written notice before any material change to the exchange privilege is made.

SALES CHARGES

FRONT-END SALES CHARGES - CLASS A SHARES

The offering price of Class A Shares is the NAV next calculated after the Fund receives your request, plus the front-end sales load. The amount of any front-end sales charge included in your offering price varies, depending on the amount of your investment and your investment selection:

HIGH YIELD BOND FUND

------------------------------------------------------------------------------
                                                                DEALERS'
                         SALES CHARGE AS   AS A % OF NET      REALLOWANCE
IF YOUR                  A % OF OFFERING      AMOUNT       AS A % OF OFFERING
INVESTMENT IS:           PRICE PER SHARE     INVESTED       PRICE PER SHARE
------------------------------------------------------------------------------
Less than $50,000             4.50             4.71               4.00
------------------------------------------------------------------------------
$50,000 but less
   than $100,000              4.00             4.17               3.50
------------------------------------------------------------------------------
$100,000 but less
   than $250,000              3.75             3.90               3.25
------------------------------------------------------------------------------
$250,000 but less
   than $500,000              2.50             2.56               2.00
------------------------------------------------------------------------------
$500,000 but less
   than $1,000,000            2.00             2.04               1.50
------------------------------------------------------------------------------
$1,000,000 or more            0.00             0.00               0.00
------------------------------------------------------------------------------

There is no front-end sales charge on purchases of Class A Shares of $1,000,000 or more and in such cases, the Underwriter, Adviser, or one of their affiliates, will make a payment to the selected dealer in an amount not to exceed 0.50% of the amount invested. If you redeem the shares purchased without a sales charge within 18 months after the purchase date, a contingent deferred sales charge of 0.50% will be assessed against your account.

REDUCED SALES CHARGES - CLASS A SHARES

RIGHTS OF ACCUMULATION. In calculating the appropriate sales charge rate, this right allows you to add the value of the Class A Shares you already own to the amount that you are currently purchasing. Allegiant will combine the value of your current purchases with the current value of any Class A Shares you purchased previously for:

      (i)   your account;

      (ii)  your spouse's account;

      (iii) a joint account with your spouse; or

      (iv)  your minor children's trust or custodial accounts.

A fiduciary purchasing shares for the same fiduciary account, trust or estate may also use this right of accumulation. Allegiant will only consider the value of Class A Shares purchased previously that were sold subject to a sales charge. To be entitled to a reduced sales charge based on shares already owned, you must ask us for the reduction at the time of purchase. You must provide Allegiant with your account number(s) and, if applicable, the account numbers for your spouse and/or children (and provide the children's ages). Accounts to be aggregated include investment accounts held at different broker-dealers and retirement accounts. Allegiant may amend or terminate this right of accumulation at any time.

COMBINED PURCHASES. You may qualify for a reduced sales charge if you are purchasing shares of the Fund. When calculating the appropriate sales charge rate, Allegiant will combine same day purchases of Class A Shares of the Fund (that are subject to a sales charge) made by you, your spouse and your minor children (under age 21), in investment accounts held at different broker-dealers and retirement accounts. This combination also applies to Class A Shares that you purchase with a Letter of Intent, as described below. You must notify Allegiant of the purchases that qualify for this discount at the time of purchase. In order to obtain a breakpoint discount, it may be necessary at the time of purchase for you to inform the Fund or your financial intermediary of the existence of other accounts which you have with an intermediary in which there are holdings eligible to be aggregated to meet sales load breakpoints. You may be asked to provide information or records, including account statements, regarding shares of Allegiant Funds held in:

      o     all of your accounts at Allegiant or a financial intermediary;

      o     any of your accounts at another financial intermediary; and

      o accounts of parties related to you, such as your spouse or minor children (under age 21), at any financial intermediary.

LETTER OF INTENT. You may purchase Class A Shares at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period. In other words, a Letter of Intent allows you to purchase Class A Shares of the Fund over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time. Allegiant will only consider the value of Class A Shares sold subject to a sales charge. As a result, Class A Shares purchased with dividends or distributions will not be included in the calculation. To be entitled to a reduced sales charge based on shares you intend to purchase over the 13-month period, you must send Allegiant a Letter of Intent. In calculating the total amount of purchases, you may include in your letter purchases made up to 90 days before the date of the Letter. The 13-month period begins on the date of the first purchase, including those purchases made in the 90-day period before the date of the Letter. Please note that the purchase price of these prior purchases will not be adjusted.

The Letter authorizes Allegiant to hold in escrow 4% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period or you redeem the entire amount within one year from the date on which the total intended purchase was completed, Allegiant's transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

For more information on reduced sales charges, please visit Allegiant's website at AllegiantFunds.com or consult your broker or financial intermediary. The website includes information on sales charges, free of charge and in a clear and prominent format (click on "Funds," click on "Sales Charges and Breakpoints," and then click on "Allegiant Funds Sales Charges," "click here" or "prospectus").

WAIVER OF FRONT-END SALES CHARGE - CLASS A SHARES

The front-end sales charge will be waived on Class A Shares purchased:

      o by Trustees and officers of Allegiant and their immediate families (spouse, parents, siblings, children and grandchildren);

      o     by directors and retired directors of National City Corporation
            (NCC) or any of its affiliates and their immediate families, employees and retired employees of NCC or any of its affiliates and their immediate families and participants in employee benefit/ retirement plans of NCC or any of its affiliates;

      o by officers, directors, employees and retirees of any sub-advisers of any Allegiant Fund, co-administrators, transfer agent, distributor and custodian and members of their immediate families;

      o by direct transfer or rollover from a qualified plan for which affiliates of NCC serve as trustee or agent (or certain institutions having relationships with affiliates of NCC);

      o by investors purchasing through payroll deduction or investors investing through "one stop" networks;

      o by orders placed by qualified broker-dealers, investment advisers or financial planners who charge a management fee for their services and place trades for their own account or accounts of clients;

      o through certain broker-dealers who have agreed to provide certain services with respect to shares of the Funds, including Charles Schwab Mutual Fund Marketplace.(TM) Check with your broker-dealer to see if you qualify for this exemption; and

      o by direct rollover from an Allegiant Plus Retirement Plan or Allegiant SIMPLE IRA.

REPURCHASE OF CLASS A SHARES

You may repurchase any amount of Class A Shares of the Fund at NAV without the normal front-end sales charge, up to the limit of the value of any amount of Class A Shares (other than those which were purchased with reinvested dividends and distributions) that you redeemed within the past 180 days. In effect, this allows you to reacquire shares that you may have had to redeem, without paying another front-end sales charge. To exercise this privilege, Allegiant must receive your purchase order within 180 days of your redemption. IN ADDITION, YOU MUST NOTIFY ALLEGIANT WHEN YOU SEND IN YOUR PURCHASE ORDER THAT YOU ARE REPURCHASING SHARES AND WOULD LIKE TO EXERCISE THIS OPTION.

CONTINGENT DEFERRED SALES CHARGES

If you redeem your Class A Shares purchased in the amount of $1,000,000 or more without a sales charge within 18 months after your purchase, you will pay a contingent deferred sales charge of 0.50%.

The sales charge does not apply to shares you purchase through reinvestment of dividends or distributions, so you never pay a deferred sales charge on any increase in your investment above the initial offering price. The sales charge does not apply to exchanges for Class A Shares of another Allegiant Fund.

When an investor redeems shares, they are redeemed first from those shares that are not subject to the contingent deferred sales charge (i.e., shares that were acquired through reinvestment of dividends or capital gain distributions) and thereafter, unless otherwise designated by the shareholder, from the shares that have been held the longest.

GENERAL INFORMATION ABOUT SALES CHARGES

Your securities dealer is paid a commission when you buy Class A Shares. When you buy Class A Shares, your securities dealer is also paid a servicing fee immediately and as long as you hold your shares. On purchases of Class A Shares of $1,000,000 or more, a payment will be made to the selected dealer in an amount not to exceed 0.50% of the amount invested.

From time to time, some financial institutions may be reallowed up to the entire sales charge. Firms that receive a reallowance of the entire sales charge may be considered underwriters for the purpose of federal securities law.

HOW TO REDEEM YOUR FUND SHARES

Shareholders may redeem shares by following the procedures described below.

----------------------------------------------------------------------------------------------------------------------
ONLINE                        The minimum amount for Internet redemptions is $100. You may arrange for participation
ALLEGIANTFUNDS.COM            in a Systematic Withdrawal Plan (see below for more information). To authorize a
                              Systematic Withdrawal Plan, please complete an Account Maintenance Form or call
                              1-800-622-FUND (3863).
----------------------------------------------------------------------------------------------------------------------
TELEPHONE                     Call with your account name, number, and amount of redemption (minimum amount is $100).
1-800-622-FUND (3863)         Redemptions will be sent to the shareholder's address or bank account on record.
----------------------------------------------------------------------------------------------------------------------
SYSTEMATIC WITHDRAWAL PLAN    If you have at least $1,000 in your account, you may use the Systematic Withdrawal Plan.
                              Under the plan you may arrange periodic automatic withdrawals of at least $100 from the
                              Fund. The proceeds of each withdrawal will be mailed to you by check or via electronic transfer to your bank checking or savings account. Participation in this program can be arranged when completing an account application or an Account Maintenance Form, via the
                              Internet, or calling 1-800-622-FUND (3863).
----------------------------------------------------------------------------------------------------------------------
FINANCIAL INTERMEDIARY        Contact your financial consultant, financial intermediary or institution. Your financial consultant, financial intermediary or institution may charge a fee for its services, in addition to the fees charged by the Fund.
----------------------------------------------------------------------------------------------------------------------

SIGNATURE GUARANTEE

The use of a signature guarantee is common in the securities industry. Its purpose is to authenticate the signature and capacity of a person requesting the redemption or transfer of securities and is for your protection as well as the Fund's.

We will accept only STAMP2000 New Technology Medallion Signature Guarantee stamps from eligible guarantors. These include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. The signature guarantee must appear on the same document as the signature(s) being guaranteed and as close as practicable to the endorsement.

To obtain the signature guarantee, you must take your unsigned document to the guaranteeing institution. Most institutions will not guarantee your signature unless you sign in their presence. Be sure to bring the kind of personal identification with you that the guaranteeing institution requires. The guaranteeing institution must use a STAMP2000 New Technology Medallion Signature Guarantee stamp. A stamp that is not in this format is NOT an acceptable substitute. A witnessed, verified, or certified signature or a notarization by a notary public is NOT an acceptable substitute for a Medallion Signature Guarantee, nor can we accept a comparison signature guarantee, a handwritten signature guarantee, or a non-Medallion guarantee stamp.

RECEIVING YOUR MONEY

If you would like the proceeds of your redemption to be sent to an address or made payable to a payee other than the information we have on record, or if you wish to redeem $100,000 or more of your shares, please notify Allegiant in writing and include a Medallion Signature Guarantee from a bank or other financial institution (see "Signature Guarantee" above).

Redemption requests will be processed at the next NAV determined after the Fund receives your request in good order, less any applicable deferred sales charge. Good order means that your request includes complete information. See "Contingent Deferred Sales Charges" for information concerning the application of contingent deferred sales charges.

Normally, we will send your redemption proceeds within seven days after we receive your request in good order. Your proceeds can be wired to your bank account or sent to you by check. Allegiant does not charge a fee to wire your funds; however, your institution may charge a fee.

IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 BUSINESS DAYS FROM YOUR DATE OF PURCHASE). IF YOU RECENTLY CHANGED YOUR ADDRESS, YOU WILL NOT BE ABLE TO REDEEM YOUR SHARES WITHIN 30 DAYS AFTER THE CHANGE WITHOUT A SIGNATURE GUARANTEE.

REDEMPTIONS IN KIND

We generally pay redemption proceeds in cash. Redemption proceeds may be paid all or in part in liquid securities (redemptions in kind) with a market value equal to the redemption price rather than cash when the Fund determines that it is in the best interests of the Fund and its shareholders. It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. Shareholders remain responsible for any loss in their accounts or any applicable taxes until their shares are redeemed.

INVOLUNTARY SALE OF YOUR SHARES

If your account balance drops below $500 because of redemptions, you may be required to redeem your shares. But, we will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO REDEEM YOUR SHARES

Allegiant may suspend the right of redemption or postpone the date of payment for shares redeemed during any period when:

(a) trading on the NYSE is restricted by applicable rules and regulations of the SEC;

(b)   the NYSE is closed for other than customary weekend and holiday closings;

(c)   the SEC has by order permitted the Fund's suspension; or

(d) an emergency exists, as determined by the SEC, as a result of which: (i) disposal by Allegiant of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for Allegiant to determine the fair market value of its net assets.

TELEPHONE AND INTERNET TRANSACTIONS

Purchasing, exchanging and redeeming Fund shares over the telephone or via the Internet is extremely convenient, but not without risk. Although Allegiant has certain safeguards and procedures to confirm the authenticity of instructions, Allegiant is not responsible for any losses or costs incurred by following telephone or Internet instructions we reasonably believe to be genuine. If you or your financial institution transact with Allegiant over the telephone or via the Internet, you will generally bear the risk of any loss, provided Allegiant has followed reasonable procedures to confirm the authenticity of instructions.

CUSTOMER IDENTIFICATION PROGRAM

Federal regulations require Allegiant to obtain your name, your date of birth (for a natural person), your residential address or principal place of business (as the case may be) and (if different) mailing address, and your Social Security number, employer identification number or other government-issued identification when you open an account. Additional information may be required in certain circumstances. Purchase applications without such information may not be accepted. If you have applied for an identification number, the application must be provided and the number submitted within a time period after the establishment of the account deemed reasonable by Allegiant. To the extent permitted by applicable law, Allegiant reserves the right to place limits on transactions in your account until your identity is verified.

LIMITATIONS ON PURCHASES, EXCHANGES AND REDEMPTIONS

Allegiant's Board of Trustees has adopted policies and procedures that impose limits on purchases, exchanges and redemptions to discourage excessive short-term (market timing) trading by shareholders. Under the policies and procedures, the Fund or its delegate shall request representations of compliance with the Fund's market timing procedures from parties involved in the distribution of Fund shares and administration of shareholder accounts. The Fund does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders.

There is no guarantee that Allegiant or its agents will be able to detect frequent trading activity, identify the shareholders engaged in such activity, or, if it is detected, prevent its recurrence. The ability of Allegiant and its agents to monitor trades that are placed through omnibus or other nominee accounts, where the holdings of multiple shareholders are aggregated, is limited. With respect to suspected market timing by investors who acquire shares through omnibus accounts at financial intermediaries (such as investment advisers, broker-dealers, third-party administrators and insurance companies), different purchase and exchange limitations may apply. These limitations may be more or less restrictive than those imposed on direct and fully disclosed accounts. Investors who hold Fund shares through a financial intermediary are advised to consult the intermediary to determine what purchase and exchange limitations apply to their accounts.

Short-term trading creates transaction costs that are borne by all shareholders and disrupts the orderly management of the Fund's portfolio investments. Funds that invest in overseas securities markets are particularly vulnerable to market timers who may take advantage of time zone differences between the foreign markets on which these Funds' portfolio securities trade and the U.S. markets which generally determine the time as of which NAV is calculated ("time-zone arbitrage"). For additional information on time zone arbitrage, see the Statement of Additional Information. Further, Funds that invest in small-cap securities and other types of investments which are not frequently traded, including high-yield bonds, also can be the targets of market timers.

GENERAL TRADING LIMITS: Fund shareholders are limited to no more than six "round trip" transactions - a fund purchase followed shortly by a corresponding sale (redemption or exchange) - during any 12-month period. If multiple "round trip" transactions occur in an account, there must be at least 60 calendar days between the initiation of each transaction.

Shareholders who violate this policy will be notified of violations of Allegiant's market timing policies. If a shareholder continues market timing activities after being notified, the account will be closed to new purchases or exchanges of Fund shares.

If any transaction is deemed to have the potential to adversely impact the Fund, the Fund reserves the right to:

      o     Reject a purchase or exchange order

      o Delay payment of immediate cash redemption proceeds for up to seven calendar days

      o Revoke a shareholder's privilege to purchase Fund shares (including exchanges or "round trips")

      o     Limit the amount of any exchange

Allegiant reserves the right to revise or terminate the exchange privilege at any time, for any reason. You will be provided 60 days' written notice before any material change to the exchange privilege is made.

DISTRIBUTION AND SHAREHOLDER SERVICES PLAN

The Fund has adopted a distribution plan with respect to Class A Shares, pursuant to Rule 12b-1 under the 1940 Act, that allows the Fund to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of the Fund's assets continuously, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

The Fund is permitted to pay up to 0.10% as a percentage of average daily net assets for distribution fees on Class A Shares. However, actual distribution fees for Class A Shares are expected to be no more than 0.01% with respect to the Fund.

The Fund also has adopted a shareholder services plan that permits the Fund to use its assets to pay for services provided by financial institutions to their customers who hold Class A Shares of the Fund. Such services include, but are not limited to, processing purchase and redemption orders, processing dividend payments and maintaining customer account records. The Fund may pay these institutions up to 0.25% of the average daily net assets attributable to Class A Shares for these shareholder services.

The Fund's underwriter may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the underwriter from any sales charge it receives or from any other source available to it. Under any such program, the underwriter may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals and lodging, and gifts that do not exceed $100 per year, per individual.

DIVIDENDS AND TAX ASPECTS OF INVESTING IN THE FUND

The Fund distributes income on a monthly basis. The Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive a distribution. You will receive distributions in the form of additional Fund shares unless you elect to receive payment in cash. You may change your distribution options directly through the Internet at AllegiantFunds.com, or by notifying Allegiant in writing prior to the date of the distribution. Your election will be effective for distributions paid the next day if done through the Internet or after the transfer agent receives your written notice.

The following is a summary of certain United States tax considerations relevant under current law, which may be subject to change in the future.

You should consult your tax advisor for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

FUND DISTRIBUTIONS

The Fund contemplates distributing as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Except as discussed below, you will be subject to federal income tax on Fund distributions regardless whether they are paid in cash or reinvested in additional shares. Fund distributions attributable to short-term capital gains and net investment income will generally be taxable to you as ordinary income, except as discussed below.

Distributions attributable to the net capital gain of the Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. The maximum long-term capital gain rate applicable to individuals, estates and trusts is currently 15%. However, a sunset provision provides that this rate will increase to 20% for taxable years beginning after December 31, 2010. You will be notified annually of the tax status of distributions to you.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

REDEMPTIONS OR EXCHANGES

You will generally recognize taxable gain or loss for federal income tax purposes on a sale, exchange or redemption of your shares in the Fund, including an exchange for shares of another Allegiant Fund, based on the difference between your tax basis in the shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over twelve months at the time you redeem or exchange them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.)

Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a redemption of shares of the Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

IRAS AND OTHER TAX-QUALIFIED PLANS

One major exception to the foregoing tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

BACKUP WITHHOLDING

The Fund may be required in certain cases to withhold and remit to the Internal Revenue Service a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients." The current withholding rate is 28%.

U.S. TAX TREATMENT OF FOREIGN SHAREHOLDERS

For distributions attributable to the Fund's current taxable year ending on May 31, 2008, nonresident aliens, foreign corporations and other foreign investors in the Fund will generally be exempt from U.S. federal income tax on Fund distributions attributable to U.S.-source interest income and capital gains of the Fund. Tax may apply to such capital gain distributions, however, if the recipient's investment in the Fund is connected to a trade or business of the recipient in the United States or if the recipient is present in the United States for 183 days or more in a year and certain other conditions are met. All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in the Fund.

In subsequent taxable years, the exemption of foreign investors from U.S. federal income tax on Fund distributions attributable to U.S.-source interest income and short-term capital gains will be unavailable, but distributions attributable to long-term capital gains will continue to be exempt.

STATE AND LOCAL TAXES

You may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of the Fund's distributions, if any, that are attributable to interest on U.S. government securities or interest on securities of the particular state or localities within the state. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS

No financial highlights are presented for the Fund because it had not commenced operations prior to the date of this prospectus.

                               INVESTMENT ADVISER

                       Allegiant Asset Management Company
                          200 Public Square, 5th Floor
                             Cleveland, Ohio 44114

                                   UNDERWRITER

                       Professional Funds Distributor, LLC
                                 760 Moore Road
                       King of Prussia, Pennsylvania 19406

                                  LEGAL COUNSEL

                           Drinker Biddle & Reath LLP
                                One Logan Square
                            18th and Cherry Streets
                      Philadelphia, Pennsylvania 19103-6996

                            NOT A PART OF PROSPECTUS

                         ALLEGIANT FUNDS PRIVACY NOTICE

The basis of each customer relationship at Allegiant Funds is built on trust. You have chosen to do business with Allegiant Funds, and we guard that relationship with great care, beginning with the information you have chosen to share with us.

Allegiant Funds is dedicated to protecting the privacy of your nonpublic personal information. We maintain information about you in order to provide you with the most effective and convenient access to our broad range of financial products and services. We want you to understand what information we collect, and how we use and protect it.

WHAT INFORMATION WE COLLECT

"Nonpublic personal information" is information about you that we obtain in connection with providing our financial products or services. Such information includes for example, name, address, age, and account balance.

We may collect nonpublic personal information about you from the following sources:

o Information that you provide to us, such as on applications or other forms, or

o     Information about your transactions with us

OUR SECURITY PROCEDURES

To maintain security of customer information, we restrict access to your personal and account information to persons who need to know that information to provide you products or services. We maintain physical, electronic and procedural safeguards to guard information.

WHAT INFORMATION WE DISCLOSE

Allegiant Funds does not disclose nonpublic personal information about you to any third party companies, except as permitted by federal law. The confidentiality of your nonpublic personal information will continue to be maintained consistent with this privacy notice even if you decide to close your account(s), your account becomes inactive, or you otherwise cease to do business with us.

Allegiant Funds works with third parties to bring you financial services. We disclose information about you as necessary to fulfill these third party service agreements. For example, we may disclose information about you to third parties that assist us in servicing or maintaining your mutual fund account, or other business relationship, such as printing checks or providing periodic account statements. We may also disclose information about you to governmental entities, such as sending annual income statements to the IRS.

We may disclose all of the information we collect, as described above, to third parties that perform marketing services on our behalf or to other financial institutions, such as National City and its affiliates, with whom we have joint marketing agreements in order to make a variety of financial services available to you. These third parties must agree to strict confidentiality provisions to assure the protection of your information. Because we already limit the sharing of your nonpublic personal information as outlined above, no action is necessary on your part to ensure this result.

ALLEGIANT FUNDS' PLEDGE TO YOU

We believe that your privacy should never be compromised. At the same time, we want to offer you the array of financial products and services you need to accomplish your financial goals. We believe we can do both by adhering to the provisions of this privacy notice.

                                      NOTES

BOARD OF TRUSTEES
--------------------------------------------------------------------------------

ROBERT D. NEARY
CHAIRMAN
Retired Co-Chairman, Ernst & Young
Director:
   Commercial Metals Company

TIMOTHY L. SWANSON
PRESIDENT, CHIEF EXECUTIVE OFFICER AND
   CHIEF LEGAL OFFICER
Executive Vice President and Chief Investment
   Officer, National City Corporation

DOROTHY A. BERRY
President, Talon Industries, Inc.
Chairman and Director:
   Professionally Managed Portfolios

KELLEY J. BRENNAN
Retired Partner, PricewaterhouseCoopers LLP

JOHN F. DURKOTT
President and Chief Executive Officer,
   Kittle's Home Furnishings Center, Inc.

RICHARD W. FURST
Dean Emeritus and Garvice D. Kincaid Professor of Finance (Emeritus), Gatton College of
   Business and Economics, University of
   Kentucky
Director:
   Central Bank & Trust Co.
   Central Bancshares

GERALD L. GHERLEIN
Retired Executive Vice President and
   General Counsel, Eaton Corporation

DALE C. LAPORTE
Senior Vice President and General Counsel,
   Invacare Corp.

KATHLEEN A. OBERT
Chairman and Chief Executive Officer,
   Edward Howard & Co.

  Allegiant Funds Trustees also serve as Trustees of Allegiant Advantage Fund.

                                                                   [LOGO]
                                                                ALLEGIANT(R)
                                                             ALLEGIANTFUNDS.COM

                      More information about the Funds is available without charge through the following:

                      STATEMENT OF ADDITIONAL INFORMATION (SAI)

                      The SAI, as it may be amended or supplemented from time to time, includes more detailed information about the Fund and is available, free of charge, on the Fund's website. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

                      ANNUAL AND SEMI-ANNUAL REPORTS

                      These reports list the Fund's holdings and contain information from the Fund's managers about strategies and recent market conditions and trends and their impact on Fund performance during the last fiscal year. The reports also contain detailed financial information about the Fund and are available, free of charge, on the Fund's website.

                      TO OBTAIN MORE INFORMATION:

                      By Internet:
                      AllegiantFunds.com

                      By Telephone:
                      Call 1-800-622-FUND (3863)

                      By Mail:
                      Allegiant Funds
                      c/o PFPC Inc.
                      P.O. Box 9795
                      Providence, RI 02940-9795

                      FROM THE SEC:

                      You can also obtain the SAI or the Annual and Semi-Annual
                      reports, as well as other information about Allegiant
                      Funds, from the EDGAR Database on the SEC's website
                      (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC. For
                      information on the operation of the Public Reference Room, call 1-202-551-8090. You may request documents from the
                      SEC, upon payment of a duplicating fee, by e-mailing the
                      SEC at publicinfo@sec.gov or by writing to:
      [LOGO]
   ALLEGIANT(R)       Securities and Exchange Commission
ALLEGIANTFUNDS.COM    Public Reference Section
                      Washington, DC 20549-0102

                      Allegiant Funds' Investment Company Act
                      registration number is 811-4416

                                                                     PS-010-0408

      [LOGO]
   ALLEGIANT(R)
ALLEGIANTFUNDS.COM

THE DISCIPLINE OF INVESTING,
  A COMMITMENT TO RESULTS

--------------------------------------------------------------------------------
HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

I SHARES PROSPECTUS

APRIL 29, 2008

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

INVESTMENT ADVISER

ALLEGIANT ASSET
MANAGEMENT COMPANY

ABOUT THIS PROSPECTUS

Allegiant Funds ("Allegiant") is a mutual fund family that offers different classes of shares in separate investment portfolios that have individual investment objectives and strategies. This prospectus gives you important information that you should know about Class I Shares of the High Yield Bond Fund (the "Fund") before investing. Allegiant Asset Management Company (the "Adviser") manages the investments of the Fund. To obtain more information about Allegiant, visit AllegiantFunds.com or call 1-800-622-FUND (3863). Please read this prospectus and keep it for future reference.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR MORE DETAILED INFORMATION ABOUT THE FUND, PLEASE SEE:

ALLEGIANT HIGH YIELD BOND FUND ............................................    2

FUND FEES AND EXPENSES ....................................................    4

MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES ....................    5

MORE INFORMATION ABOUT FUND INVESTMENTS ...................................    6

INVESTMENT ADVISER AND INVESTMENT TEAM ....................................    7

PURCHASING, EXCHANGING AND REDEEMING FUND SHARES ..........................    8

DISTRIBUTION PLAN .........................................................   14

DIVIDENDS AND TAX ASPECTS OF INVESTING IN THE FUND ........................   14

FINANCIAL HIGHLIGHTS ......................................................   15

ALLEGIANT HIGH YIELD BOND FUND

--------------------------------------------------------------------------------
      FUND SUMMARY

      INVESTMENT OBJECTIVE
      High level of current income along with capital appreciation

      PRINCIPAL INVESTMENT STRATEGY
      Investing in high yield, high risk debt securities

      PRINCIPAL RISKS
      General risk, market risk, credit risk, interest rate risk, prepayment/extension risk, active trading risk, derivatives risk

      TICKER SYMBOL
      Class I     AIHBX
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Fund's investment objective is to provide a high level of current income along with capital appreciation. The investment objective may be changed at any time without a shareholder vote.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in high yield bonds, which include debt securities of all types. The term "high yield" is generally understood to describe debt securities that are rated below investment grade. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy. Debt securities rated below investment grade are commonly referred to as "junk bonds." Junk bonds may offer higher yields than higher-rated securities with similar maturities, but also may possess greater volatility and greater risk of loss of principal and interest than more highly-rated securities. Junk bonds are debt securities that are rated below BBB by Standard & Poor's Ratings Group or Baa by Moody's Investor Service, Inc., or are of comparable quality. The Fund may invest in all types of debt securities but will invest primarily in corporate debt securities, mortgage-backed securities and asset-backed securities of U.S. and Canadian issuers.

In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it, in the Adviser's view, no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

The Fund may use derivatives, as a substitute for taking a position in an underlying asset, to increase returns, to manage risk or as part of a hedging strategy. The extent of the Fund's exposure to these instruments is subject to the regulation and guidance of the Securities and Exchange Commission ("SEC") and the instrument's liquidity.

PRINCIPAL RISKS OF INVESTING

GENERAL RISK. The Adviser invests Fund assets in a way that it believes will help a Fund achieve its objective. Investing in the Fund involves risk and there is no guarantee that the Fund will achieve its objective. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment.

The Fund's performance is compared to the performance of one or more benchmark indices. The Fund does not attempt to replicate the performance of its benchmark index. An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It is possible, however, that these evaluations will prove to be inaccurate. No matter how good a job an investment manager does, you could lose money on your investment in the Fund, just as you could with other investments.

The value of your investment in the Fund is based primarily on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which it trades. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any government agency.

MARKET RISK. The value of your investment in the Fund is based primarily on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that any or all of its fixed income market segments may underperform other segments of the fixed income markets or the fixed income markets as a whole.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer cannot meet its payment obligations or if its credit is lowered, the value of its debt securities may fall. High-yield bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. High-yield bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of high-yield bonds may be more susceptible than other issuers to economic downturns. High-yield bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates and the market prices of the Fund's fixed income investments may decline due to an increase in market interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher-yielding securities.

ACTIVE TRADING RISK. The Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

DERIVATIVES RISK. Derivative instruments include, but are not limited to, options, swaps, futures and options on futures. A small investment in derivatives could have a potentially large impact on the Fund's performance. The use of derivatives involves risks different from the risks associated with investing directly in the underlying assets. Derivatives can be volatile, illiquid and difficult to value, and an imperfect correlation may exist between changes in the value of a derivative held by the Fund and the Fund's other investments.

The Fund may engage in a variety of transactions using "derivatives," such as futures, options, warrants and swaps. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indexes or currencies. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the Adviser's ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are "leveraged" and therefore may magnify or otherwise increase investment losses to the Fund. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund's derivatives positions at any time. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Over-the-counter derivative instruments also involve the risk that the other party will not meet its obligations to the Fund.

If the Fund sells protection on credit default swaps relating to corporate debt securities, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt security to the counterparty in the event of a default by a third party, the corporate debt security issuer, on the debt security. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default had occurred. If no default occurred, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

There is no performance information for the Fund because it had not commenced operations prior to the date of this prospectus.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
                                                         HIGH YIELD BOND FUND(1)
                                                                CLASS I
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Purchases (as percentage of offering price)                       None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as percentage of net asset value)                                None
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends and Other
Distributions (as a percentage of offering price)                 None
--------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)                                   None
--------------------------------------------------------------------------------
Exchange Fee                                                      None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
Investment Advisory Fees                                         0.50%*
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                                        0.01%(2,3)
--------------------------------------------------------------------------------
Other Expenses                                                   0.92%(3)
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                             1.43%*
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

* THE ADVISER HAS AGREED TO WAIVE FEES AND REIMBURSE EXPENSES TO THE EXTENT NEEDED TO LIMIT TOTAL ANNUAL FUND OPERATING EXPENSES TO 0.75%. THIS VOLUNTARY WAIVER AND REIMBURSEMENT ARRANGEMENT IS EXPECTED TO REMAIN IN EFFECT UNTIL AT LEAST MAY 31, 2009 BUT MAY BE CHANGED OR TERMINATED BY THE ADVISER AT ANY TIME. AFTER THIS WAIVER, ACTUAL TOTAL ANNUAL FUND OPERATING EXPENSES ARE EXPECTED TO
BE:

Advisory Fee Waiver and/or Expense Reimbursement                (0.68)%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                             0.75%
--------------------------------------------------------------------------------

(1) The Fund had not commenced operations as of the date of this prospectus. The fees and expenses shown in the table above are those that are expected to apply upon commencement of operations.

(2) Class I Shares of the Fund may reimburse expenses up to a maximum of 0.10% for Distribution (12b-1) Fees under the Fund's distribution plan for Class I Shares. Such reimbursements are expected to be no more than 0.01% during the current fiscal year.

(3) Other Expenses and Distribution (12b-1) Fees are based on estimated amounts for the current fiscal year.

      For more information about these fees, see "Investment Adviser and Investment Team" and "Distribution Plan" below.

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Allegiant High Yield Bond Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class I Shares of the Fund for the time periods indicated and that you sell your shares at the end of those periods.

The Example also assumes that your investment has a 5% return each year, Fund expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be different, your approximate costs would be:

                                                   1 YEAR       3 YEARS
--------------------------------------------------------------------------------
High Yield Bond Fund                                 $77          $240
--------------------------------------------------------------------------------

MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES

This section provides additional information about the principal investment strategies used by the Fund and the related risks. The Fund's Statement of Additional Information contains more information about the particular types of securities in which the Fund invests. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information and on the Fund's website (AllegiantFunds.com).

FIXED INCOME SECURITIES

The market values of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

Some fixed income securities may be subject to call risk. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause the Fund's average weighted maturity to fluctuate, and may require the Fund to invest the resulting proceeds at lower interest rates.

Some fixed income securities may be subject to event risk. Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of the diversification provided by the Fund's multiple holdings.

HIGH-YIELD, LOWER RATED SECURITIES (or "junk bonds") are subject to additional risks, including:

      o High-yield, lower rated securities involve greater risk of default or price declines than investments in investment grade securities (e.g., securities rated BBB or higher by S&P or Baa or higher by Moody's) due to changes in the issuer's creditworthiness.

      o The market for high-yield, lower rated securities may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of the Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.

      o Market prices for high-yield, lower rated securities may be affected by investors' perception of the issuer's credit quality and the outlook for economic growth. Thus, prices for high-yield, lower rated securities may move independently of interest rates and the overall bond market.

      o The market for high-yield, lower rated securities may be adversely affected by legislative and regulatory developments.

      o Investment in securities already in default poses an additional risk of loss should non-payment of principal and interest continue. Even if such securities are held to maturity, recovery of the initial investment and any anticipated income or appreciation is uncertain. In addition, expenses may be incurred in seeking recovery of default payments or otherwise protecting the Fund's interests.

EXCHANGE-TRADED FUNDS

The Fund may invest in various types of exchange-traded funds ("ETFs"). ETFs own stocks included in a particular index and changes in the market price of ETFs (before deducting the ETFs' expenses) are generally expected to track the movement of the associated index relatively closely. However, the price movement of ETFs may not perfectly parallel the price action of the associated indices. To the extent the Fund invests in ETFs, shareholders of the Fund may be subject to duplicative management fees.

ASSET-BACKED SECURITIES

Asset-backed securities are fixed income securities representing an interest in a pool of shorter-term loans such as automobile loans, home equity loans, equipment or computer leases or credit card receivables. The payments from the loans are passed through to the security holder. The loans underlying asset-backed securities tend to have prepayment rates that do not vary with interest rates. In addition, the short-term nature of the loans reduces the impact of any change in prepayment level. However, it is possible that prepayments will alter the cash flow on asset-backed securities and it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it, affecting the price volatility of the security. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security.

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

MORE INFORMATION ABOUT FUND INVESTMENTS

The Fund also may invest in other securities, use other strategies and engage in other investment practices. Additional investment policies are described in this section. See the Statement of Additional Information for more detail on the investments and strategies used by the Fund.

TEMPORARY INVESTMENTS

For temporary defensive purposes, to avoid losses during unusual economic, market, political or other conditions, the Fund may invest up to 100% of its assets in short-term high quality debt instruments. These instruments would not ordinarily be consistent with the Fund's principal investment strategies, and may prevent the Fund from achieving its investment objective. The Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for achieving the Fund's investment objective.

The Fund also may temporarily deviate from its policy to invest 80% of its net assets in fixed income securities in other limited, appropriate circumstances, such as unusually large cash inflows or redemptions. The 80% investment requirement generally applies at the time the Fund purchases securities. In the event the Fund no longer meets the 80% requirement (for example, as a result of changes in the value of its portfolio holdings or other circumstances beyond its control), the Fund will make future investments in a manner that would bring the Fund into compliance with the 80% requirement.

DERIVATIVES AND FUTURES CONTRACTS

In fulfilling the 80% investment requirement referred to above, the Fund may include in the computation synthetic instruments with economic characteristics similar to the types of securities subject to the requirement, such as derivatives or futures contracts. A derivative is an instrument that derives its value from the performance of an underlying financial asset, index or other investment. A futures contract is an agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a specified future date. These instruments may carry greater risk than other types of securities in which the Fund invests. For more information on derivatives and futures contracts and their related risks see the Statement of Additional Information.

SECURITIES LENDING

The Fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the Fund may experience delays in recovering the loaned securities or exercising its right in the collateral.

ILLIQUID SECURITIES

The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that the Fund may not be able to sell in the ordinary course of business. Restricted securities are a special type of illiquid security; these securities have not been publicly issued and legally can be resold only to qualified buyers. From time to time, the board of trustees may determine that particular restricted securities are not illiquid, and those securities may then be purchased by the Fund without limit.

REPURCHASE AGREEMENTS

Repurchase agreements represent short-term (normally overnight) loans by the Fund to commercial banks or large securities dealers. Repurchase agreements can carry several risks. For instance, if the seller is unable to repurchase the securities as promised, the Fund may experience a loss when trying to sell the securities to another buyer. Also, if the seller becomes insolvent, a bankruptcy court may determine that the securities do not belong to the Fund and order that the securities be used to pay off the seller's debts. The Fund's Adviser believes that these risks can be controlled through careful security selection and monitoring.

CASH MANAGEMENT

Pursuant to SEC rules, the Fund may invest cash balances not otherwise invested in portfolio securities and cash collateral from securities lending programs to purchase shares of the money market funds offered by the Trust and the Allegiant Advantage Fund, a separate investment company affiliated with the Trust.

CONVERTIBLE SECURITIES

Convertible securities have characteristics of both fixed income and equity securities. The value of a convertible security tends to move with the market value of the underlying stock, but may also be affected by interest rates, credit quality of the issuer and any call provisions.

FOREIGN SECURITIES

The Fund may invest up to 25% of its total assets at the time of purchase in foreign securities, including securities of issuers in emerging markets. Securities of Canadian issuers are not subject to this limitation. Such investments are not used as part of the Fund's principal investment strategies.

While not considered a principal investment strategy, the Fund may from time to time purchase securities that are in default.

INVESTMENT ADVISER AND INVESTMENT TEAM

Allegiant Asset Management Company, with its principal offices at 200 Public Square, 5th Floor, Cleveland, Ohio 44114, serves as the Adviser to the Fund. As of December 31, 2007, the Adviser had approximately $30.3 billion in assets under management. The Adviser, including its predecessors, has been providing investment management services since 1995.

The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program. The Board of Trustees of Allegiant supervises the Adviser and establishes policies that the Adviser must follow in its management activities. The Adviser's Taxable Fixed Income Management Team manages the Fund. No one person is primarily responsible for making investment recommendations to the team. The Adviser is entitled to a management fee at the contractual rate of 0.50% of the average annual net assets of the Fund.

A discussion regarding the basis for the Board's approval of the Fund's advisory agreement will be available in the semi-annual report to shareholders for the period ended November 30, 2007.

PORTFOLIO MANAGEMENT TEAM

NAME                                   BUSINESS EXPERIENCE
-----------------------------------------------------------------------------------------------------------------------------------
TAXABLE FIXED INCOME MANAGEMENT TEAM
-----------------------------------------------------------------------------------------------------------------------------------
Ken Karwowski, CFA                     Mr. Karwowski has primary responsibility for high yield investment and strategy.
Portfolio Manager
Years with Adviser: 2                  Prior to joining the Adviser in 2006, Mr. Karwowski served as a senior credit analyst
Industry experience: 22 years          covering several industries in both high yield and investment grade areas for Henderson
                                       Global Investors.
-----------------------------------------------------------------------------------------------------------------------------------
Timothy Compan, Jr., CFA               Mr. Compan has responsibility for corporate bond portfolio management and trading.
Corporate Bond Specialist
Years with the Adviser: 4              Prior to joining the Adviser in 2003, Mr. Compan was a corporate bond trader for Goldman
Industry experience: 7 years           Sachs Asset Management, L.P. Mr. Compan had been with Goldman Sachs Asset Management, L.P.
                                       since 1999.
-----------------------------------------------------------------------------------------------------------------------------------
Andrew Harding                         Mr. Harding has primary responsibility for taxable fixed income strategy and performance at
Senior Director for Taxable Fixed      the Adviser.
Income Investments
Years with the Adviser: 7              Mr. Harding has been with the Adviser since 2000.
Industry experience: 27 years

-----------------------------------------------------------------------------------------------------------------------------------

Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Fund is described in the Statement of Additional Information.

PURCHASING, EXCHANGING AND REDEEMING FUND SHARES

CLASS I SHARES HAVE NO SALES CHARGE AND NO MINIMUM INITIAL INVESTMENT, EXCEPT AS DESCRIBED BELOW.

Class I Shares may be purchased through the trust departments of financial institutions, or broker-dealers, or other financial institutions which have a selling agreement with the Professional Funds Distributor, LLC (the "Underwriter") to place trades for institutional accounts, broker products or similar products. In order to purchase Class I Shares through one of these entities, you must have an account with the entity. That account will be governed by its own rules and regulations that may be more stringent than the rules and regulations governing an investment in the Fund. The entity also may charge transaction fees. You should consult your account documents for full details. Your shares in the Fund may be held in an omnibus account in the name of that institution. Class I Shares may be purchased directly by institutional investors including corporate investors, pension and profit sharing plans and foundations and any organization authorized to act in a fiduciary, advisory, custodial or agency capacity.

Employees, directors, officers, and retirees of Allegiant, NCC or any of its affiliates, the Funds' Co-Administrator, Underwriter or any investment sub-adviser to the Funds and their immediate families (spouse, parents, siblings, children and grandchildren) may purchase Class I Shares subject to a $500 minimum initial investment, whether purchasing shares directly or through a Planned Investment Program. Planned investment programs are subject to a $50 monthly minimum investment.

The Fund may accept or reject any purchase order.

The Adviser and its affiliates currently make payments from their own resources to financial intermediaries that generate purchase orders. These payments are separate from any 12b-1 fees or shareholder service fees paid by the Fund to those financial intermediaries. The Adviser and its affiliates also participate in certain arrangements whereby the Adviser or its affiliates may pay from their own resources financial intermediaries for inclusion of the Fund on certain preferred sales lists or other similar programs intended to generate fund sales. In some cases, these payments may create an incentive for a financial intermediary to recommend sales of fund shares. The Adviser or its affiliates may discontinue these payments at any time. Please see the Statement of Additional Information for more information on these payments and the programs described above.

The Adviser will monitor the Fund's asset size and, subject to approval by Allegiant's Board of Trustees, may decide to close the Fund at any time to new investments or new accounts if the Adviser believes that an increase in the asset size of the Fund may adversely affect the implementation of the Fund's strategies. If the Fund is closed, the Fund may continue to accept additional investments from existing shareholders.

HOW TO PURCHASE AND EXCHANGE FUND SHARES

                         NEW ACCOUNT SET UP                                        ADDING TO AN EXISTING ACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
ONLINE                   o  Visit our site and click on "Account Access." Or log   o  You may place your purchase order on our
AllegiantFunds.com          on to our on-line Forms Center to print or complete       website using your established
                            an application on-line. Mail the application to the       banking instructions for payment. To authorize
                            address below.                                            this service, please complete an Account
                                                                                      Maintenance Form or call 1-800-622-FUND
                                                                                      (3863).

                         o  Unless you arrange to pay by wire or ACH, write your
                            check, payable in U.S. dollars, to "Allegiant Funds
                            (High Yield Bond Fund)." Allegiant cannot accept
                            third-party checks, starter checks, credit cards,
                            credit card checks, cash or cash equivalents (i.e.,
                            cashier's check, bank draft, money order or
                            travelers' check).
------------------------------------------------------------------------------------------------------------------------------------

                         NEW ACCOUNT SET UP                                        ADDING TO AN EXISTING ACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
BY TELEPHONE WITH WIRE   o  Call Investor Services at 1-800-622-FUND (3863) to     o  If you previously selected the telephone
TRANSFER                    set up an account number and to receive a wire            purchases option for your account, call
                            control number to be included in the body of the          Investor Services at 1-800-622-FUND (3863) to
                            wire.                                                     purchase additional shares.

                         o  Ask your bank to immediately transmit available        o  If your bank account information is on file,
                            funds by wire. Your bank may charge you a wiring fee      you can request purchases through federal
                            for this service.                                         funds wire or electronic transfer through the
                                                                                      Automated Clearing House.

                         o  Wiring instructions are as follows:                    o  To add telephone purchases option to your
                                                                                      account, please complete an Account
                               PNC Bank, N.A.                                         Maintenance Form or call Investor Services.
                               Philadelphia, PA
                               ABA # 031000053
                               DDA# 8611711342
                               For credit to the Allegiant Funds
                               Further credit (your name and fund account number)
                               Confirmation or order number (if applicable)

                         o Complete and sign the account application and mail to:

                               Allegiant Funds
                               c/o PFPC Inc.
                               P.O. Box 9795
                               Providence, RI 02940-9795

                         OVERNIGHT DELIVERY TO:

                               Allegiant Funds
                               c/o PFPC Inc.
                               101 Sabin Street
                               Pawtucket, RI 02860-1427
------------------------------------------------------------------------------------------------------------------------------------

BY TELEPHONE WITH ACH    o  Call Investor Services at 1-800-622-FUND (3863) to     o  If you previously selected the telephone
                            set up an account and obtain an account number.           purchases option for your account, call
                                                                                      Investor Services at 1-800-622-FUND (3863) to
                         o  Ask your bank to immediately transmit available           purchase additional shares.
                            funds.
                                                                                   o  If your bank account information is on file,
                         o  Complete and sign the account application and mail        you can request purchases through federal
                            to:                                                       funds wire or electronic transfer through the
                                                                                      Automated Clearing House.
                               Allegiant Funds
                               c/o PFPC Inc.                                       o  To add telephone purchases option to your
                               P.O. Box 9795                                          account, please complete an Account
                               Providence, RI 02940-9795                              Maintenance Form or call Investor Services.

                         OVERNIGHT DELIVERY TO:

                               Allegiant Funds
                               c/o PFPC Inc.
                               101 Sabin Street
                               Pawtucket, RI 02860-1427
------------------------------------------------------------------------------------------------------------------------------------

                         NEW ACCOUNT SET UP                                        ADDING TO AN EXISTING ACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
BY MAIL                  o  Complete and sign an application. Applications may     o  Provide purchase instructions with the fund
                            be requested by calling 1-800-622-FUND (3863) or may      name, share class, your account number
                            be downloaded from our website at AllegiantFunds.com.     and account registration information.

                         o  Make your check payable to "Allegiant Funds (High      o  Make your check payable to "Allegiant
                            Yield Bond Fund)." Allegiant cannot accept                Funds (High Yield Bond Fund)." Allegiant
                            third-party checks, starter checks, credit cards,         cannot accept third-party checks, starter
                            credit card checks, cash or cash equivalents (i.e.,       checks, credit cards, credit card checks, cash
                            cashier's check, bank draft, money order                  or cash equivalents (i.e., cashier's check,
                            or travelers' check).                                     bank draft, money order or travelers' check).

                         o  Mail the completed and signed account application      o  Mail the instructions and the check to one of
                            and your check to:                                        the two mailing addresses provided.

                               Allegiant Funds
                               c/o PFPC Inc.
                               P.O. Box 9795
                               Providence, RI 02940-9795

                         OVERNIGHT DELIVERY TO:

                               Allegiant Funds
                               c/o PFPC Inc.
                               101 Sabin Street
                               Pawtucket, RI 02860-1427
------------------------------------------------------------------------------------------------------------------------------------

BY EXCHANGE              o  You may exchange your shares of the Fund for the       o  If you previously selected the telephone
                            same class of shares of another Allegiant Fund.           exchange option for your account, call our
                                                                                      Investor Services at 1-800-622-FUND (3863) to
                         o  Call with your account name, number, and amount of        exchange your shares.
                            exchange into an existing account (minimum amount is
                            $500).                                                 o  To authorize exchanges to your account, please
                                                                                      complete an Account Maintenance Form or call
                         o  You may exchange your shares on any Business Day.         Investor Services.
                            The deadline for submitting same day exchange orders
                            to Allegiant's transfer agent is 4:00 p.m. Eastern
                            Time.
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL INTERMEDIARY

o Contact your financial consultant, financial intermediary or institution to transact initial purchases or additional purchases of shares of Allegiant Funds. Your financial intermediary is responsible for transmitting all purchase and sale requests, investment information, documentation and money to Allegiant's transfer agent on time.

o Allegiant may authorize certain financial intermediaries to receive, on behalf of Allegiant, purchase, redemption and exchange orders placed by or on behalf of their customers and to designate other intermediaries to receive such orders. In these cases, a Fund will be deemed to have received an order that is in proper form when the order is received by the financial intermediary on a business day, and the order will be priced at the Fund's net asset value ("NAV") per share next determined after such receipt by the financial intermediary.

o Your financial consultant, financial intermediary or institution may set different minimum initial and additional investment requirements and may charge a fee for its services.

NOTE: IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 BUSINESS DAYS FROM YOUR DATE OF PURCHASE).

WHEN YOU EXCHANGE SHARES, YOU ARE REALLY SELLING YOUR SHARES, WHICH MAY SUBJECT YOU TO TAX, AND BUYING OTHER FUND SHARES. YOUR SALE PRICE AND PURCHASE PRICE WILL BE BASED ON THE NAVS NEXT CALCULATED AFTER THE FUND RECEIVES YOUR EXCHANGE REQUEST.

HOW WE CALCULATE NAV

NAV for one Fund share is the value of that share's portion of the assets of the Fund less liabilities and class expenses.

In calculating NAV, the Fund generally values its investment portfolio at market price. Certain short-term obligations with maturities of 60 days or less that are used to manage the Fund's cash are valued on the basis of amortized cost. The Fund may hold securities that are listed on foreign exchanges. Foreign securities are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Fund.

If market prices are not readily available, including when quoted prices are considered to be unreliable, fair value prices will be determined in good faith by the Fund accountant and Adviser using methods approved by the Board of Trustees. The Fund will use fair value pricing if the value of a security it holds has been materially affected by events occurring before the Fund's pricing time but after the close of the primary markets or exchange on which the security is traded. Significant events (e.g., movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its NAV (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. This most commonly occurs with foreign securities, but may occur in other cases as well. In these cases, information furnished by an independent pricing service may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. The independent pricing service may draw upon, among other information, the market values of foreign investments. Because the frequency of significant events is not predictable, fair valuation of certain common stocks may occur on a frequent basis. The Fund will also use fair value pricing for domestic securities when a significant event (e.g., there is a "thin" market in the security or the security has not been traded for an extended period of time) impacts the value of such securities. When fair value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same security. The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have a material impact on the NAV of the Fund.

Investments by the Fund in any mutual fund are valued at their respective NAVs as determined by those mutual funds each Business Day. The prospectuses for those mutual funds explain the circumstances under which those funds will use fair value pricing and the effects of using fair value pricing.

Investment transactions are recorded on trade date for financial statement preparation purposes. As is normal procedure in the mutual fund industry, for days other than financial reporting period ends, investment transactions not settling on the same day are recorded and factored into the Fund's NAV on the Business Day following trade date (T+1). Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums are accreted and amortized, respectively, to interest income over the lives of the respective investments. Expenses common to all the Funds in the Trust are allocated among the Funds on the basis of average net assets. Distribution (12b-1) fees and shareholder services fees relating to a specific Class are charged directly to that Class. Expenses common to all Classes, investment income, and realized and unrealized gains and losses on investments are allocated to each Class based upon the relative daily net assets of each Class.

The Statement of Additional Information contains more detailed information concerning how the Fund values its investments.

GENERAL INFORMATION REGARDING PURCHASES

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares cannot be purchased by wire transactions on days when banks are closed.

Allegiant may reject any purchase order if it is determined that accepting the order would not be in the best interests of the Fund or its shareholders. The Fund seeks to make these decisions to the best of its abilities in a manner that it believes is consistent with shareholder interests. The Fund may reject, cancel or revoke the purchase on the following Business Day, or as soon thereafter as possible.

The price per share (the offering price) will be the NAV next determined after the Fund or an authorized financial intermediary receives your purchase order in proper form. Daily NAV is calculated for the Fund each Business Day at the close of trading on the NYSE (normally 4:00 p.m. Eastern time). NAV is not calculated on holidays when the NYSE is closed for trading. The deadline for submitting a purchase order to the transfer agent in order to receive the current Business Day's NAV is 4:00 p.m. Eastern time.

Certain shareholders may also purchase shares of the Allegiant Advantage Institutional Money Market Fund ("Advantage Fund," and together with the Funds, the "Fund Complex") an investment portfolio of another registered investment company for whom the Adviser provides investment advisory services. The Advantage Fund's minimum initial investment is $5 million.

There is no minimum subsequent investment. The Advantage Fund, at its discretion, may reduce the minimum initial investment for specific shareholders whose aggregate relationship with the Fund Complex is substantially equivalent to the $5 million minimum and warrants this reduction. The minimum initial investment also may be waived if the investor has, in the opinion of the Advantage Fund, adequate intent and availability of assets to reach a future level of investment of $5 million in the Fund Complex. Please see an Advantage Fund prospectus for more information.

GENERAL INFORMATION REGARDING EXCHANGES

You may exchange Class I Shares of one Allegiant Fund for Class I Shares of another Allegiant Fund. You may exchange your shares on any Business Day. The deadline for submitting same day exchange orders to Allegiant's transfer agent is 4:00 p.m. Eastern Time.

When you exchange shares, you are really selling your shares, which may subject you to tax, and buying other Fund shares. Your sale price and purchase price will be based on the NAVs next calculated after a Fund receives your exchange request.

Allegiant reserves the right to revise or terminate the exchange privilege at any time, for any reason. You will be provided 60 days' written notice before any material change to the exchange privilege is made.

You may also exchange Class I Shares of the Funds for Institutional Shares of the Allegiant Advantage Institutional Money Market Fund ("Advantage Fund"), another registered investment company for whom the Adviser provides investment advisory services. Exchanges into Institutional Shares of the Advantage Fund are subject to certain minimum initial and subsequent investment requirements. Please see Advantage Fund - Institutional Shares prospectus for more information.

SALES CHARGES

There are no sales charges on the purchase of Class I Shares.

HOW TO REDEEM YOUR FUND SHARES

Shareholders may redeem shares by following the procedures described below.

--------------------------------------------------------------------------------------------------------------------
ONLINE                    The minimum amount for Internet redemptions is $100. To authorize this service, please
ALLEGIANTFUNDS.COM        complete an Account Maintenance Form or call 1-800-622-FUND (3863).
--------------------------------------------------------------------------------------------------------------------
TELEPHONE                 Call with the account name, number, and amount of redemption. Redemptions will be sent to
1-800-622-FUND (3863)     the shareholder's address or bank account on record.
--------------------------------------------------------------------------------------------------------------------
FINANCIAL INTERMEDIARY    Contact your financial consultant, financial intermediary or institution. Your financial consultant, financial intermediary or institution may charge a fee for its services in addition to the fees charged by the Fund.
--------------------------------------------------------------------------------------------------------------------

SIGNATURE GUARANTEE

The use of a signature guarantee is common in the securities industry. Its purpose is to authenticate the signature and capacity of a person requesting the redemption or transfer of securities and is for your protection as well as the Fund's.

We will accept only STAMP2000 New Technology Medallion Signature Guarantee stamps from eligible guarantors. These include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. The signature guarantee must appear on the same document as the signature(s) being guaranteed and as close as practicable to the endorsement.

To obtain the signature guarantee, you must take your unsigned document to the guaranteeing institution. Most institutions will not guarantee your signature unless you sign in their presence. Be sure to bring the kind of personal identification with you that the guaranteeing institution requires. The guaranteeing institution must use a STAMP2000 New Technology Medallion Signature Guarantee stamp. A stamp that is not in this format is NOT an acceptable substitute. A witnessed, verified, or certified signature or a notarization by a notary public is NOT an acceptable substitute for a Medallion Signature Guarantee, nor can we accept a comparison signature guarantee, a handwritten signature guarantee, or a non-Medallion guarantee stamp.

RECEIVING YOUR MONEY

If you would like the proceeds of your redemption to be sent to an address or made payable to a payee other than the information we have on record, or if you wish to sell $100,000 or more of your shares, please notify Allegiant in writing and include a Medallion Signature Guarantee from a bank or other financial institution (see "Signature Guarantee" above).

Redemption requests will be processed at the next NAV determined after the fund receives your request in good order. Good order means that your request includes complete information.

Normally, we will send your sale proceeds within seven days after we receive your request in good order. Your proceeds can be wired to your bank account or sent to you by check. Allegiant does not charge a fee to wire your funds; however, your institution may charge a fee.

IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 BUSINESS DAYS FROM YOUR DATE OF PURCHASE). IF YOU RECENTLY CHANGED YOUR ADDRESS, YOU WILL NOT BE ABLE TO REDEEM YOUR SHARES WITHIN 30 DAYS AFTER THE CHANGE WITHOUT A SIGNATURE GUARANTEE.

REDEMPTIONS IN KIND

We generally pay redemption proceeds in cash. Redemption proceeds may be paid all or in part in liquid securities (redemptions in kind) with a market value equal to the redemption price rather than cash when the Fund determines that it is in the best interests of the Fund and its shareholders. It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. Shareholders remain responsible for any loss in their accounts or any applicable taxes until their shares are redeemed.

INVOLUNTARY SALE OF YOUR SHARES

If your account balance drops below $500 because of redemptions, you may be required to redeem your shares. But, we will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

Allegiant may suspend the right of redemption or postpone the date of payment for shares redeemed during any period when:

(a) trading on the NYSE is restricted by applicable rules and regulations of the SEC;

(b)   the NYSE is closed for other than customary weekend and holiday closings;

(c)   the SEC has by order permitted the Fund's suspension; or

(d) an emergency exists, as determined by the SEC, as a result of which: (i) disposal by Allegiant of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for Allegiant to determine the fair market value of its net assets.

TELEPHONE AND INTERNET TRANSACTIONS

Purchasing, exchanging and redeeming Fund shares over the telephone or via the Internet is extremely convenient, but not without risk. Although Allegiant has certain safeguards and procedures to confirm the authenticity of instructions, Allegiant is not responsible for any losses or costs incurred by following telephone or Internet instructions we reasonably believe to be genuine. If you or your financial institution transact with Allegiant over the telephone or via the Internet, you will generally bear the risk of any loss, provided Allegiant has followed reasonable procedures to confirm the authenticity of instructions.

CUSTOMER IDENTIFICATION PROGRAM

Federal regulations require Allegiant to obtain your name, your date of birth (for a natural person), your residential address or principal place of business (as the case may be) and (if different) mailing address, and your Social Security number, employer identification number or other government-issued identification when you open an account. Additional information may be required in certain circumstances. Purchase applications without such information may not be accepted. If you have applied for an identification number, the application must be provided and the number submitted within a time period after the establishment of the account deemed reasonable by Allegiant. To the extent permitted by applicable law, Allegiant reserves the right to place limits on transactions in your account until your identity is verified.

LIMITATIONS ON PURCHASES, EXCHANGES AND REDEMPTIONS

Allegiant's Board of Trustees has adopted policies and procedures that impose limitations on purchases, exchanges and redemptions to discourage excessive short-term (market timing) trading by shareholders. Under the policies and procedures, the Fund or its delegate shall request representations of compliance with the Fund's market timing procedures from parties involved in the distribution of Fund shares and administration of shareholder accounts. The Fund does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders.

There is no guarantee that Allegiant or its agents will be able to detect frequent trading activity, identify the shareholders engaged in such activity, or, if it is detected, prevent its recurrence. The ability of Allegiant and its agents to monitor trades that are placed through omnibus or other nominee accounts, where the holdings of multiple shareholders are aggregated, is limited. With respect to suspected market timing by investors who acquire shares through omnibus accounts at financial intermediaries (such as investment advisers, broker-dealers, third-party administrators and insurance companies), different purchase and exchange limitations may apply. These limitations may be more or less restrictive than those imposed on direct and fully disclosed accounts. Investors who hold Fund shares through a financial intermediary are advised to consult the intermediary to determine what purchase and exchange limitations apply to their accounts.

Short-term trading creates transaction costs that are borne by all shareholders and disrupts the orderly management of the Fund's portfolio investments. Funds that invest in overseas securities markets are particularly vulnerable to market timers who may take advantage of time zone differences between the foreign markets on which these Funds' portfolio securities trade and the U.S. markets which generally determine the time as of which NAV is calculated ("time-zone arbitrage"). For additional information on time zone arbitrage, see the Statement of Additional Information. Further, Funds that invest in small-cap securities and other types of investments which are not frequently traded, including high-yield bonds, also can be the targets of market timers.

GENERAL TRADING LIMITS: Fund shareholders are limited to no more than six "round trip" transactions - a fund purchase followed shortly by a corresponding sale (redemption or exchange) - during any 12-month period. If multiple "round trip" transactions occur in an account, there must be at least 60 calendar days between the initiation of each transaction.

Shareholders who violate this policy will be notified of violations of Allegiant's market timing policies. If a shareholder continues market timing activities after being notified, the account will be closed to new purchases or exchanges of the Fund shares.

If any transaction is deemed to have the potential to adversely impact the Fund, the Fund reserves the right to:

      o     Reject a purchase or exchange order

      o Delay payment of immediate cash redemption proceeds for up to seven calendar days

      o Revoke a shareholder's privilege to purchase Fund shares (including exchanges or "round trips")

      o     Limit the amount of any exchange

Allegiant reserves the right to revise or terminate the exchange privilege at any time, for any reason. You will be provided 60 days' written notice before any material change to the exchange privilege is made.

DISTRIBUTION PLAN

The Fund has adopted a distribution plan with respect to Class I Shares, pursuant to Rule 12b-1 under the 1940 Act, that allows the Fund to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of the Fund's assets continuously, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

The Fund is permitted to pay up to 0.10% as a percentage of average daily net assets for distribution fees on Class I Shares. However, actual distribution fees for Class I Shares are expected to be no more than 0.01% during the current fiscal year with respect to the Fund.

The Fund's Underwriter may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Underwriter from any sales charge it receives or from any other source available to it. Under any such program, the Underwriter may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals and lodging, and gifts that do not exceed $100 per year, per individual.

DIVIDENDS AND TAX ASPECTS OF INVESTING IN THE FUNDS

The Fund distributes income on a monthly basis. The Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive a distribution. You will receive distributions in the form of additional Fund shares unless you elect to receive payment in cash. You may change your distribution options directly through the Internet at AllegiantFunds.com, or by notifying Allegiant in writing prior to the date of the distribution. Your election will be effective for distributions paid the next day after the transfer agent receives your written notice.

FEDERAL TAXES

The following is a summary of certain United States tax considerations relevant under current law, which may be subject to change in the future. You should consult your tax advisor for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

FUND DISTRIBUTIONS

The Fund contemplates distributing as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Except as discussed below, you will be subject to federal income tax on Fund distributions regardless whether they are paid in cash or reinvested in additional shares. Fund distributions attributable to short-term capital gains and net taxable investment income will generally be taxable to you as ordinary income, except as discussed below.

Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. The maximum long-term capital gain rate applicable to individuals, estates and trusts is currently 15%. However, a sunset provision provides that this rate will increase to 20% for taxable years beginning after December 31, 2010. You will be notified annually of the tax status of distributions to you.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

REDEMPTIONS OR EXCHANGES

You will generally recognize taxable gain or loss for federal income tax purposes on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over twelve months at the time you sell or exchange them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale or redemption of shares of the Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

IRAS AND OTHER TAX QUALIFIED PLANS

The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

BACKUP WITHHOLDING

The Fund may be required in certain cases to withhold and remit to the Internal Revenue Service a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients." The current withholding rate is 28%.

U.S. TAX TREATMENT OF FOREIGN SHAREHOLDERS

For distributions attributable to the Fund's current taxable year ending on May 31, 2008, nonresident aliens, foreign corporations and other foreign investors in a Fund will generally be exempt from U.S. federal income tax on Fund distributions attributable to U.S.-source interest income and capital gains of the Fund. Tax may apply to such capital gain distributions, however, if the recipient's investment in the Fund is connected to a trade or business of the recipient in the United States or if the recipient is present in the United States for 183 days or more in a year and certain other conditions are met. All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in the Fund.

In subsequent taxable years, the exemption of foreign investors from U.S. federal income tax on Fund distributions attributable to U.S.-source interest income and short-term capital gains will be unavailable, but distributions attributable to long-term capital gains will continue to be exempt.

STATE AND LOCAL TAXES

You may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of the Fund's distributions, if any, that are attributable to interest on U.S. government securities or interest on securities of the particular state or localities within the state. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS

No financial highlights are presented for the Fund because it had not commenced operations prior to the date of this prospectus.

                               INVESTMENT ADVISER

                       Allegiant Asset Management Company
                          200 Public Square, 5th Floor
                             Cleveland, Ohio 44114

                                   UNDERWRITER

                       Professional Funds Distributor, LLC
                                 760 Moore Road
                       King of Prussia, Pennsylvania 19406

                                  LEGAL COUNSEL

                           Drinker Biddle & Reath LLP
                                One Logan Square
                             18th and Cherry Streets
                      Philadelphia, Pennsylvania 19103-6996

                            NOT A PART OF PROSPECTUS

                         ALLEGIANT FUNDS PRIVACY NOTICE

The basis of each customer relationship at Allegiant Funds is built on trust. You have chosen to do business with Allegiant Funds, and we guard that relationship with great care, beginning with the information you have chosen to share with us.

Allegiant Funds is dedicated to protecting the privacy of your nonpublic personal information. We maintain information about you in order to provide you with the most effective and convenient access to our broad range of financial products and services. We want you to understand what information we collect, and how we use and protect it.

WHAT INFORMATION WE COLLECT

"Nonpublic personal information" is information about you that we obtain in connection with providing our financial products or services. Such information includes for example, name, address, age, and account balance.

We may collect nonpublic personal information about you from the following sources:

o Information that you provide to us, such as on applications or other forms, or

o     Information about your transactions with us

OUR SECURITY PROCEDURES

To maintain security of customer information, we restrict access to your personal and account information to persons who need to know that information to provide you products or services. We maintain physical, electronic and procedural safeguards to guard information.

WHAT INFORMATION WE DISCLOSE

Allegiant Funds does not disclose nonpublic personal information about you to any third party companies, except as permitted by federal law. The confidentiality of your nonpublic personal information will continue to be maintained consistent with this privacy notice even if you decide to close your account(s), your account becomes inactive, or you otherwise cease to do business with us.

Allegiant Funds works with third parties to bring you financial services. We disclose information about you as necessary to fulfill these third party service agreements. For example, we may disclose information about you to third parties that assist us in servicing or maintaining your mutual fund account, or other business relationship, such as printing checks or providing periodic account statements. We may also disclose information about you to governmental entities, such as sending annual income statements to the IRS.

We may disclose all of the information we collect, as described above, to third parties that perform marketing services on our behalf or to other financial institutions, such as National City and its affiliates, with whom we have joint marketing agreements in order to make a variety of financial services available to you. These third parties must agree to strict confidentiality provisions to assure the protection of your information. Because we already limit the sharing of your nonpublic personal information as outlined above, no action is necessary on your part to ensure this result.

ALLEGIANT FUNDS' PLEDGE TO YOU

We believe that your privacy should never be compromised. At the same time, we want to offer you the array of financial products and services you need to accomplish your financial goals. We believe we can do both by adhering to the provisions of this privacy notice.

                                     NOTES

BOARD OF TRUSTEES
--------------------------------------------------------------------------------

ROBERT D. NEARY

CHAIRMAN
Retired Co-Chairman, Ernst & Young
Director:
      Commercial Metals Company

TIMOTHY L. SWANSON

PRESIDENT, CHIEF EXECUTIVE OFFICER AND
      CHIEF LEGAL OFFICER
Executive Vice President and Chief Investment
      Officer, National City Corporation

DOROTHY A. BERRY

President, Talon Industries, Inc.
Chairman and Director:
      Professionally Managed Portfolios

KELLEY J. BRENNAN

Retired Partner, PricewaterhouseCoopers LLP

JOHN F. DURKOTT

President and Chief Executive Officer,
      Kittle's Home Furnishings Center, Inc.

RICHARD W. FURST

Dean Emeritus and Garvice D. Kincaid Professor of Finance (Emeritus), Gatton College of
      Business and Economics, University of Kentucky
Director:
      Central Bank & Trust Co.
      Central Bancshares

GERALD L. GHERLEIN

Retired Executive Vice President and
      General Counsel, Eaton Corporation

DALE C. LAPORTE

Senior Vice President and General Counsel,
      Invacare Corp.

KATHLEEN A. OBERT

Chairman and Chief Executive Officer,
      Edward Howard & Co.

  Allegiant Funds Trustees also serve as Trustees of Allegiant Advantage Fund.

                                                                    [LOGO]
                                                                 ALLEGIANT(R)
                                                              ALLEGIANTFUNDS.COM

                                       More information about the Funds is
                                       available without charge through the
                                       following:

                                       STATEMENT OF ADDITIONAL INFORMATION (SAI)

                                       The SAI, as it may be amended or
                                       supplemented from time to time, includes more detailed information about the Fund and is available, free of charge, on the Fund's website. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

                                       ANNUAL AND SEMI-ANNUAL REPORTS

                                       These reports list the Fund's holdings
                                       and contain information from the Fund's
                                       managers about strategies and recent
                                       market conditions and trends and their
                                       impact on Fund performance during the
                                       last fiscal year. The reports also
                                       contain detailed financial information
                                       about the Fund and are available, free
                                       of charge, on the Fund's website.

                                       TO OBTAIN MORE INFORMATION:

                                       By Internet:
                                       AllegiantFunds.com

                                       By Telephone:
                                       Call 1-800-622-FUND (3863)

                                       By Mail:
                                       Allegiant Funds
                                       c/o PFPC Inc.
                                       P.O. Box 9795
                                       Providence, RI 02940-9795

                                       FROM THE SEC:

                                       You can also obtain the SAI or the
                                       Annual and Semi-Annual reports, as well
                                       as other information about Allegiant
                                       Funds, from the EDGAR Database on the
                                       SEC's website (http://www.sec.gov). You
                                       may review and copy documents at the SEC
                                       Public Reference Room in Washington, DC.
                                       For information on the operation of the
                                       Public Reference Room, call
                                       1-202-551-8090. You may request
                                       documents from the SEC, upon payment of
                                       a duplicating fee, by e-mailing the SEC
                                       at publicinfo@sec.gov or by writing to:

                                       Securities and Exchange Commission
                                       Public Reference Section
                                       Washington, DC 20549-0102
                    [LOGO]
                 ALLEGIANT(R)          Allegiant Funds' Investment Company Act
              ALLEGIANTFUNDS.COM       registration number is 811-4416

                                                                     PS-012-0408

                                 ALLEGIANT FUNDS
                       STATEMENT OF ADDITIONAL INFORMATION
                                 APRIL 29, 2008


                 ALLEGIANT HIGH YIELD BOND FUND - CLASS I SHARES
                 ALLEGIANT HIGH YIELD BOND FUND - CLASS A SHARES






This Statement of Additional Information ("SAI") is not a prospectus but should be read in conjunction with the current Prospectuses dated April 29, 2008 for Class I Shares and Class A Shares of the High Yield Bond Fund (the "Fund") of Allegiant Funds (the "Trust"), as may be amended or supplemented from time to time. This SAI is incorporated by reference in its entirety into the Prospectuses. The Prospectuses and the Fund's annual and semi-annual reports to shareholders may be obtained, without charge, upon request by calling or writing the Trust at 1-800-622-FUND (3863), 760 Moore Road, King of Prussia, Pennsylvania 19406.

STATEMENT OF ADDITIONAL INFORMATION...........................................1

INVESTMENT OBJECTIVE AND POLICIES.............................................2

INVESTMENT LIMITATIONS AND RESTRICTIONS......................................22

NET ASSET VALUE..............................................................24

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION...............................25

DESCRIPTION OF SHARES........................................................26

ADDITIONAL INFORMATION CONCERNING TAXES......................................27

TRUSTEES AND OFFICERS........................................................29

ADVISORY, ADMINISTRATION, UNDERWRITING, CUSTODIAN SERVICES AND

TRANSFER AGENCY AGREEMENTS...................................................36

SHAREHOLDER SERVICES PLAN....................................................42

PORTFOLIO TRANSACTIONS.......................................................43

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM................................44

COUNSEL......................................................................44

PERFORMANCE INFORMATION......................................................44

MISCELLANEOUS................................................................46

APPENDIX A: DESCRIPTION OF SECURITIES RATINGS...............................A-1

APPENDIX B: DESCRIPTION OF FUTURES CONTRACTS................................B-1

APPENDIX C: ALLEGIANT ASSET MANAGEMENT COMPANY
   PROXY VOTING POLICY AND PROCEDURES.......................................C-1

                       STATEMENT OF ADDITIONAL INFORMATION


                  This SAI should be read in conjunction with the Prospectuses for the High Yield Bond Fund. The information contained in this SAI expands upon matters discussed in the Prospectuses. No investment in shares of the Fund should be made without first reading the Prospectus.

                  The Trust was organized as a Massachusetts business trust on January 28, 1986. The Trust is a series fund authorized to issue separate classes or series of shares of beneficial interest. The Fund is registered as an open-end management investment company. The Fund is a diversified investment company under the Investment Company Act of 1940, as amended (the "1940 Act").

                        INVESTMENT OBJECTIVE AND POLICIES

ADDITIONAL INFORMATION ON FUND MANAGEMENT

                  Further information on the management strategies, techniques, policies and related matters concerning Allegiant Asset Management Company, the investment adviser to the Fund (the "Adviser"), may be included from time to time in advertisements, sales literature, communications to shareholders and other materials. See also "Performance Information" below.

                  Attached to this SAI is Appendix A which contains descriptions of the rating symbols used by Standard & Poor's ("S&P") Rating Group, Fitch Ratings, Inc. ("Fitch"), Moody's Investors Service, Inc. ("Moody's") and Dominion Bond Rating Service Limited for securities which may be held by the Fund.

ADDITIONAL INFORMATION ABOUT THE FUND

                  The following information supplements, and should be read in conjunction with, the principal strategies and risk disclosures for the Fund in the Prospectuses.

ALLEGIANT HIGH YIELD BOND FUND

                  The Fund seeks to achieve its investment objective by investing primarily in high yield, high risk debt securities. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in high yield bonds, which include debt securities of all types.

ADDITIONAL INFORMATION ABOUT PORTFOLIO INVESTMENTS

DISCLOSURE OF PORTFOLIO HOLDINGS

         In accordance with the Trust's policies and procedures, PFPC Inc. ("PFPC") is responsible for dissemination of information about the Trust's portfolio securities. The Trust, its co-administrators (National City Bank ("NCB") and PFPC, together the "Co-Administrators") and Adviser (together, the "Service Providers") may only disclose information concerning securities held in the Trust's portfolios under the following circumstances:

         (i) Within fifteen business days following the end of each calendar month, PFPC shall post all securities held by each of the Trust's equity and fixed income portfolios, together with each security's percentage of total net assets of the portfolio, on the Trust's website (excluding the Allegiant Multi-Factor Small Cap Core, Multi-Factor Small Cap Focused Value, Multi-Factor Small Cap Growth, Multi-Factor Small Cap Value, Small Cap Core and Small Cap Growth Funds (together, the "Small Cap Funds")).

         (ii) Within fifteen business days following the end of each calendar quarter, PFPC shall post the securities held by each of the Small Cap Funds and percentage of total net assets on the Trust's website.

         (iii) The Trust or a Service Provider may disclose the Trust's portfolio securities holdings to selected third parties when the Trust has a legitimate business purpose for doing so; or

                  (a) Examples of instances in which selective disclosure of the Trust's portfolio securities may be appropriate include disclosure for due diligence purposes to an investment adviser that is in merger or acquisition talks with the Adviser; disclosure to a newly hired investment adviser or sub-adviser prior to its commencing its duties; disclosure to third party service providers of auditing, custody, proxy voting and other services to the Trust; or disclosure to a rating or ranking organization.

         (iv) As required by the federal securities laws, including the 1940 Act, the Trust shall disclose its portfolio holdings in its applicable regulatory filings, including shareholder reports, reports on Forms N-CSR and N-Q or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

         Each of the Trust's Service Providers is required to keep the Fund's portfolio information confidential either pursuant to its agreement with the Trust or because of the nature of its relationship to the Trust. In the event that the Trust or a Service Provider discloses the Trust's portfolio securities holdings to a selected third party for a legitimate business purpose, such third party shall be required pursuant to an agreement with the Trust to keep the information confidential and shall not trade on such information.

         Neither the Trust, a Service Provider nor any of their affiliated persons (as that term is defined in the 1940 Act) shall receive compensation in any form, whether in cash or otherwise, in connection with the disclosure of information about the Trust's portfolio securities.

         With respect to the monthly disclosure of portfolio holdings on the Trust's website, PFPC is authorized to prepare and post to the Trust's website its portfolio holdings and is also responsible for portfolio holdings disclosure to third party service providers of auditing, custody, proxy voting and other services to the Trust, or disclosure to a rating or ranking organization. With respect to any other disclosure of the Trust's portfolio holdings, the Trust's President and Treasurer, or the Adviser's President shall be authorized to disclose such information.

         In order to ensure that the disclosure of the Trust's portfolio securities is in the best interests of the Trust's shareholders and to avoid any potential or actual conflicts of interest with PFPC, NCB, the Adviser, the Trust's principal underwriter or any affiliated person (as that term is defined in the 1940 Act) of such entities, the disclosure of any of the Trust's portfolio securities for legitimate business purposes shall be approved by the Trust's Board of Trustees in advance of such disclosure. This requirement shall not apply to the disclosure of the Trust's portfolio securities to the Trust's existing service providers of auditing, custody, proxy voting and other services to the Trust in connection with the provision of their services to the Trust, or as otherwise provided herein.

         The Board shall receive quarterly reports stating whether disclosures were made concerning the Trust's portfolio holdings in contravention of these policies and procedures during the previous quarter, and if so, such report shall describe to whom and under what circumstance such disclosures were made.

RATINGS CRITERIA

                  The High Yield Bond Fund will invest primarily in debt securities rated below investment grade (i.e., junk bonds). While any investment carries some risk, certain risks associated with lower rated securities are different than those for investment grade securities. The risk of loss through default is greater because lower rated securities are usually unsecured and are often subordinate to an issuer's other obligations. Additionally, the issuers of these securities frequently have high debt levels and are thus more sensitive to difficult economic conditions, individual corporate developments and rising interest rates. Consequently, the market price of these securities may be quite volatile and may result in wider fluctuations in the Fund's NAV per share.

                  In addition, an economic downturn or increase in interest rates could have a negative impact on both the markets for lower rated securities (resulting in a greater number of bond defaults) and the value of lower rated securities held by the Fund. Current laws, such as those requiring federally insured savings and loan associations to remove investments in lower rated securities from their funds, as well as other pending proposals, may also have a material adverse effect on the market for lower rated securities.

                  The economy and interest rates may affect lower rated securities differently than other securities. For example, the prices of lower rated securities are more sensitive to adverse economic changes or individual corporate developments than are the prices of higher rated investments. In addition, during an economic downturn or period in which interest rates are rising significantly, highly leveraged issuers may experience financial difficulties, which, in turn, would adversely affect their ability to service their principal and interest payment obligations, meet projected business goals and obtain additional financing.

                  If an issuer of a security held by the Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty would likely result in increased volatility for the market prices of lower rated securities as well as the Fund's NAV. In general, both the prices and yields of lower rated securities will fluctuate.

                  In certain circumstances it may be difficult to determine a security's fair value due to a lack of reliable objective information. Such instances occur where there is no established secondary market for the security or the security is lightly traded. As a result, the Fund's valuation of a security and the price it is actually able to obtain when it sells the security could differ.

                  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower rated securities held by the Fund, especially in a thinly traded market. Illiquid or restricted securities held by the Fund may involve special registration responsibilities, liabilities and costs, and could involve other liquidity and valuation difficulties.

                  The ratings of Moody's, S&P and Fitch evaluate the safety of a lower rated security's principal and interest payments, but do not address market value risk. Because the ratings of the Rating Agencies may not always reflect current conditions and events, in addition to using recognized Rating Agencies and other sources, the Adviser performs its own analysis of the issuers of lower rated securities purchased by the Fund. Because of this, the Fund's performance may depend more on its own credit analysis than is the case for mutual funds investing in higher rated securities.

                  The Adviser continuously monitors the issuers of lower rated securities held by the Fund for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of the Fund so that it can meet redemption requests.

REAL ESTATE SECURITIES

                  The Fund may gain exposure to the real estate sector by investing in real estate-linked derivatives, real estate investment trusts ("REITs"), and common, preferred and convertible securities of issuers in real estate-related industries. Each of these types of investments are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, and possible environmental liabilities.

                  REITs pool investors' funds for investment primarily in income-producing real estate or real estate-related loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets and income, and a requirement that it distribute to its shareholders at least 90% of its taxable income (other than net capital gains) for each taxable year.

                  REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income principally from rental and lease payments. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs make loans to commercial real estate developers and derive their income primarily from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Code, and to maintain exemption from the 1940 Act. The Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which the Fund invests.

                  REITs pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed a REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Fund intends to include the gross dividends from any investments in REITs in its periodic distributions to its shareholders and, accordingly, a portion of the Fund's distributions may be designated as a return of capital.

VARIABLE AND FLOATING RATE INSTRUMENTS

                  The Fund may purchase variable and floating rate obligations (including variable amount master demand notes) which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Because variable and floating rate obligations are direct lending arrangements between the Fund and the issuer, they are not normally traded although certain variable and floating rate obligations, such as Student Loan Marketing Association variable rate obligations, may have a more active secondary market because they are issued or guaranteed by the U.S. government or its agencies or instrumentalities. Even though there may be no active secondary market in such instruments, the Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell them to a third party. Such obligations may be backed by bank letters of credit or guarantees issued by banks, other financial institutions or the U.S. government, its agencies or instrumentalities. The quality of any letter of credit or guarantee will be rated high quality or, if unrated, will be determined to be of comparable quality by the Adviser. In the event an issuer of a variable or floating rate obligation defaulted on its payment obligation, the Fund might be unable to dispose of the instrument because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

                  In determining average weighted portfolio maturity, a variable or floating rate instrument issued or guaranteed by the U.S. government or an agency or instrumentality thereof will be deemed to have a maturity equal to the period remaining until the obligation's next interest rate adjustment. Other variable and floating rate obligations will be deemed to have a maturity equal to the longer or shorter of the periods remaining to the next interest rate adjustment or the demand notice period in accordance with applicable regulations or Trust procedures.

                  The Fund may invest in floating rate debt instruments ("floaters") and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide the Fund with a certain degree of protection against rises in interest rates, the Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

                  The Fund also may invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

GUARANTEED INVESTMENT CONTRACTS

                  The Fund may make limited investments in Guaranteed Investment Contracts ("GICs") issued by U.S. insurance companies. When investing in GICs the Fund makes cash contributions to a deposit fund or an insurance company's general account. The insurance company then credits to that Fund monthly a guaranteed minimum interest which may be based on a fixed rate or a fixed spread over an index, such as the London Interbank Offered Rate ("LIBOR"). The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. GICs may provide a lower rate of return than may be available to the Fund through other types of investments the Fund is permitted to make. A GIC is backed only by the insurance company that issued the GIC and, therefore, payments on the GIC are subject to the insurance company's capacity to pay. Failure of the issuing company could result in a default on a GIC. The Fund will purchase a GIC only when the Adviser has determined, under guidelines established by the Board of Trustees, that the GIC presents minimal credit risks to the Fund and is of comparable quality to instruments that are rated high quality by one or more rating agencies. In addition, because the Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment, and, together with other instruments in the Fund which are not readily marketable, will not exceed 15% of the Fund's net assets.

                  The term of a GIC will be one year or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

REPURCHASE AGREEMENTS

                  Securities held by the Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, the Fund purchases securities from financial institutions such as banks and broker-dealers which the Adviser deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short term rates, which may be more or less than the rate on the underlying portfolio securities.

                  The seller under a repurchase agreement will be required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Although there is no controlling legal precedent confirming that the Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, the Board of Trustees of the Trust believes that, under the regular procedures normally in effect for custody of the Fund's securities subject to repurchase agreements and under federal laws, a court of competent jurisdiction would rule in favor of the Trust if presented with the question. Securities subject to repurchase agreements will be held by the Trust's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by the Fund under the 1940 Act.

REVERSE REPURCHASE AGREEMENTS

                  The Fund may enter into reverse repurchase agreements in accordance with its investment restrictions. Pursuant to such agreements, the Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. The Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. government securities or other liquid, high grade debt securities, generally rated in one of the three highest ratings categories, consistent with the Fund's investment restrictions having a value at least equal to the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by the Fund under the 1940 Act. The Fund will not engage in reverse repurchase transactions if such transactions, combined with any other borrowings, exceed one-third of the Fund's assets.

LENDING OF PORTFOLIO SECURITIES

                  The Fund may lend securities to broker-dealers, banks or other institutional borrowers pursuant to agreements requiring that the loans be continuously secured by cash, securities of the U.S. government or its agencies, or any combination of cash and such securities, as collateral equal to 102% of the market value (105% of the market value of the international securities loaned) at all times of the securities lent. Such loans will not be made if, as a result, the aggregate value of all outstanding securities loans combined with any other deemed borrowings of the Fund exceed 50% of the value of its total assets. When the Fund lends its portfolio securities, the collateral (i.e. the cash or securities that the Fund is obligated to return) can be included as part of the Fund's total assets in calculating the percentage of the Fund's total assets on loan. Collateral must be valued daily by the Adviser and the borrower will be required to provide additional collateral should the market value of the loaned securities increase. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination by the Fund or the borrower at any time. While the Fund does not have the right to vote securities on loan, it intends to terminate the loan and regain the right to vote if this is considered important with respect to the investment. The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which the Adviser has determined are creditworthy under guidelines established by the Trust's Board of Trustees.

                  The Fund will continue to receive interest on the securities lent while simultaneously earning interest on the investment of the cash collateral in U.S. government securities. However, the Fund will normally pay lending fees to broker-dealers and related expenses from the interest earned on such invested collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be of good standing and when, in the judgment of the Adviser, the consideration which can be earned currently from such securities loans justifies the attendant risk. Any loan may be terminated by either party upon reasonable notice to the other party.

ILLIQUID SECURITIES

                  The Fund will not invest more than 15% of its net assets in securities that are illiquid. Illiquid securities would generally include repurchase agreements and GICs with notice/termination dates in excess of seven days and certain securities which are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the "1933 Act").

                  The Fund may purchase securities which are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by the Board of Trustees or the Adviser, acting under guidelines approved and monitored by the Board, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in the Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

FOREIGN SECURITIES AND CURRENCIES

                  The Fund may invest in securities issued by foreign issuers either directly or indirectly through investments in ADRs, EDRs or GDRs. The Government Mortgage Fund may invest in ADRs, EDRs and GDRs (see "American, European and Global Depositary Receipts" below). Such securities may or may not be listed on foreign or domestic stock exchanges.

                  Investments in foreign securities involve certain inherent risks, such as political or economic instability of the issuer or the country of issue, the difficulty of predicting international trade patterns, changes in exchange rates of foreign currencies and the possibility of adverse changes in investment or exchange control regulations. There may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. Further, foreign stock markets are generally not as developed or efficient as those in the U.S., and in most foreign markets, volume and liquidity are less than in the U.S. Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign stock exchanges, brokers and companies than in the U.S.

                  With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets, or diplomatic developments that could affect investment within those countries. Because of these and other factors, securities of foreign companies acquired by the Fund may be subject to greater fluctuation in price than securities of domestic companies.

                  Many European countries have adopted a single European currency, the euro. On January 1, 1999, the euro became legal tender for all countries participating in the Economic and Monetary Union ("EMU"). A new European Central Bank has been created to manage the monetary policy of the new unified region. On the same date, the exchange rates were irrevocably fixed between the EMU member countries. The euro has replaced the national currencies of the following member countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal, Slovenia and Spain. In addition, Cyprus, the Czech Republic, Estonia, Hungary, Latvia, Lithuania, Malta, Poland and Slovakia, became members of the EMU but will not adopt the euro as their new currency until they can show that their economies have converged with the economies of the euro zone.

                  The European Central Bank has control over each country's monetary policies. Therefore, the member countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

                  The change to the euro as a single currency is relatively new and untested. The elimination of currency risk among EMU countries has affected the economic environment and behavior of investors, particularly in European markets, but the long-term impact of those changes on currency values or on the business or financial condition of European countries and issuers cannot be fully assessed at this time. In addition, the introduction of the euro presents other unique uncertainties, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union will have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by countries that have already adopted its use. In May and June 2005, voters in France and the Netherlands rejected ratification of the European Union Constitution causing some other countries to postpone moves toward ratification. These or other events, including political and economic developments, could cause market disruptions, and could adversely affect the value of securities held by the Fund.

                  The expense ratio of a fund investing substantially in foreign securities can be expected to be higher than that of funds investing in domestic securities. The costs of investing abroad are generally higher for several reasons, including the cost of investment research, increased costs of custody for foreign securities, higher commissions paid for comparable transactions involving foreign securities, and costs arising from delays in settlements of transactions involving foreign securities.

                  Interest and dividends payable on the Fund's foreign portfolio securities may be subject to foreign withholding taxes. To the extent such taxes are not offset by tax credits or deductions allowed to investors under U.S. federal income tax provisions, they may reduce the return to the Fund's shareholders.

AMERICAN, EUROPEAN AND GLOBAL DEPOSITARY RECEIPTS

                  The Fund may invest in ADRs, EDRs, GDRs and other similar global instruments. ADRs are receipts issued in registered form by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter markets. ADR prices are denominated in U.S. dollars although the underlying securities may be denominated in a foreign currency. EDRs, which are sometimes referred to as Continental Depositary Receipts, are receipts issued in Europe typically by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of foreign or U.S. securities. EDRs are designed for use in European exchange and over-the-counter markets. GDRs are receipts structured similarly to EDRs and are marketed globally. GDRs are designed for trading in non-U.S. securities markets. Investments in ADRs, EDRs and GDRs involve risks similar to those accompanying direct investments in foreign securities, but those that are traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and, therefore, will be subject to the Fund's limitation with respect to illiquid securities.

                  The principal difference between sponsored and unsponsored ADR, EDR and GDR programs is that unsponsored ones are organized independently and without the cooperation of the issuer of the underlying securities. Consequently, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile.

FOREIGN GOVERNMENT OBLIGATIONS

                  The Fund may purchase debt obligations issued or guaranteed by governments (including states, provinces or municipalities) of countries other than the United States, or by their agencies, authorities or instrumentalities. The percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the Adviser's assessment of gross domestic product in relation to aggregate debt, current account surplus or deficit, the trend of the current account, reserves available to defend the currency, and the monetary and fiscal policies of the government. Certain foreign governments may be less capable of meeting repayment obligations on debt on a timely basis than, for example, the United States government.

FOREIGN CURRENCY TRANSACTIONS

                  The Fund is authorized to enter into forward currency exchange contracts. These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow the Fund to establish a rate of exchange for a future point in time.

                  When entering into a contract for the purchase or sale of a security, the Fund may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

                  When the Adviser anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, the Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. Similarly, when the obligations held by the Fund create a short position in a foreign currency, the Fund may enter into a forward contract to buy, for a fixed amount, an amount of foreign currency approximating the short position. With respect to any forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines or appreciation in the value of a particular foreign currency, they also limit potential gains which might result from changes in the value of such currency. The Fund will also incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.

                  Liquid assets, such as cash, U.S. Government securities or other liquid high grade debt obligations equal to the amount of the Fund's assets that could be required to consummate forward contracts will be segregated or `earmarked' with the Trust's custodian except to the extent the contracts are otherwise "covered." For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Fund. A forward contract to sell a foreign currency is "covered" if the Fund owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward contract (or call option) permitting the Fund to buy the same currency at a price no higher than the Fund's price to sell the currency. A forward contract to buy a foreign currency is "covered" if the Fund holds a forward contract (or call option) permitting the Fund to sell the same currency at a price as high as or higher than the Fund's price to buy the currency.

EXCHANGE RATE-RELATED SECURITIES

                  The Fund may invest in debt securities for which the principal due at maturity, while paid in U.S. dollars, is determined by reference to the exchange rate between the U.S. dollar and the currency of one or more foreign countries ("Exchange Rate-Related Securities"). The interest payable on these securities is also denominated in U.S. dollars and is not subject to foreign currency risk and, in most cases, is paid at rates higher than most other similarly rated securities in recognition of the risks associated with these securities. There is the possibility of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an Exchange Rate-Related Security is linked. In addition, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for a particular Exchange Rate-Related Security due to conditions in the debt and foreign currency markets. Illiquidity in the forward foreign exchange market and the high volatility of the foreign exchange market may, from time to time, combine to make it difficult to sell an Exchange Rate-Related Security prior to maturity without incurring a significant price loss.

CONVERTIBLE SECURITIES

                  The Fund may invest in convertible securities entitling the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. The value of a convertible security may fluctuate in inverse proportion to interest rates. Convertible securities rank senior to common stock in a corporation's capital structure and therefore generally entail less market risk than the corporation's common stock. Nonetheless, convertible securities could lose value or become worthless if, for example, the issuer becomes bankrupt. Convertible securities will not normally decrease significantly below their conversion value. The value of the convertibility feature depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

                  In selecting convertible securities, the Adviser will consider, among other factors, the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of the Fund's portfolio as to issuers; and the ratings of the securities. Since credit rating agencies may fail to timely change the credit ratings of securities to reflect subsequent events, the Adviser will consider whether such issuers will have sufficient cash flow and profits to meet required principal and interest payments. The Fund may retain a portfolio security whose rating has been changed if the Adviser deems that retention of such security is warranted.

CORPORATE DEBT OBLIGATIONS

                  The Fund may invest in corporate debt obligations. In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations.

OTHER DEBT SECURITIES

                  The Fund may also invest in other debt securities which may include: equipment lease and trust certificates; collateralized mortgage obligations; state, municipal and private activity bonds; obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; securities of supranational organizations such as the World Bank; participation certificates in pools of mortgages, including mortgages issued or guaranteed by the U.S. government, its agencies or instrumentalities; asset-backed securities such as mortgage backed securities, Certificates of Automobile Receivables
(CARS) and Certificates of Amortizing Revolving Debts (CARDS); private placements; and income participation loans. Some of the securities in which the Fund invests may have warrants or options attached.

                  Appreciation in the value of a debt security may result from an improvement in the credit standing of the issuer of the security or a general decline in the level of interest rates or a combination of both. An increase in the level of interest rates generally reduces the value of the fixed rate debt instruments held by the Fund; conversely, a decline in the level of interest rates generally increases the value of such investments. An increase in the level of interest rates may temporarily reduce the value of the floating rate debt instruments held by the Fund; conversely, a decline in the level of interest rates may temporarily increase the value of those investments.

                  In the event that subsequent to its purchase by the Fund, a rated security ceases to be rated or its rating is reduced below investment grade, the Adviser will consider whether the Fund should continue to hold the security.

                  As new fixed income products and securities are developed, the Adviser may invest in those opportunities for the Funds as well.

FUTURES AND RELATED OPTIONS

                  The Fund may invest in interest rate and bond index futures contracts and options on futures contracts in order to offset an expected decrease in the value of their respective portfolios that might otherwise result from a market decline. The Fund may invest in futures contracts on U.S. Treasury obligations and options on U.S. Treasury futures contracts in order to offset an expected decrease in the value of their respective portfolios that might otherwise result from a market decline or to seek to increase total return.

                  The Fund might sell a futures contract in order to offset an expected decrease in the value of its portfolio that might otherwise result from a market decline. The Fund may invest in the instruments described either to hedge the value of their respective portfolio securities as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. Conversely, the Fund may purchase a futures contract in anticipation of purchases of securities. In addition, the Fund may utilize futures contracts in anticipation of changes in the composition of its holdings for hedging purposes or to maintain liquidity.

                  The Fund may invest in the instruments described either to hedge the value of its portfolio securities as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. Conversely, the Fund may purchase a futures contract in anticipation of purchases of securities. In addition, the Fund may utilize futures contracts in anticipation of changes in the composition of its holdings for hedging purposes or to maintain liquidity.

                  Futures contracts obligate the Fund, at maturity, to take or make delivery of certain securities or the cash value of an index or the cash value of a stated amount of a foreign currency. When interest rates are rising, futures contracts can offset a decline in value of the securities held by the Fund. When rates are falling or prices of securities are rising, these contracts can secure higher yields for securities the Fund intends to purchase.

                  The Fund and its trustees and officers have claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, are not subject to registration or regulation as a pool operator under such Act. In connection with the Fund's position in a futures contract or option thereon, it will create a segregated account of liquid assets, such as cash, U.S. government securities or other liquid high grade debt obligations, or will otherwise cover its position in accordance with applicable requirements of the SEC.

                  CALL AND PUT OPTIONS. The Fund may purchase and sell call and put options on futures contracts traded on an exchange, board of trade or other trading facility. When the Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price at any time during the option period. When the Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised. In anticipation of a market advance, the Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Fund intends to purchase. Similarly, if the value of the Fund's securities is expected to decline, it might purchase put options or sell call options on futures contracts rather than sell futures contracts.

                  The Fund may write covered call options, buy put options, buy call options and sell or "write" secured put options on a national securities exchange and issued by the Options Clearing Corporation for hedging purposes. Such transactions may be effected on a principal basis with primary reporting dealers in U.S. government securities in an amount not exceeding 5% of the Fund's net assets. Such options may relate to particular securities, stock or bond indices, financial instruments or foreign currencies. Purchasing options is a specialized investment technique which entails a substantial risk of a complete loss of the amounts paid as premiums to the writer of the option.

                  A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to or only at the expiration of the option, regardless of the market price of the security. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. A put option for a particular security gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. In contrast to an option on a particular security, an option on a securities index provides the holder with the right to make or receive a cash settlement upon exercise of the option.

                  The Fund may purchase and sell put options on portfolio securities at or about the same time that it purchases the underlying security or at a later time. By buying a put, the Fund limits its risk of loss from a decline in the market value of the security until the put expires. Any appreciation in the value of and yield otherwise available from the underlying security, however, will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Call options may be purchased by the Fund in order to acquire the underlying security at a later date at a price that avoids any additional cost that would result from an increase in the market value of the security. The Fund may also purchase call options to increase its return to investors at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security. Prior to its expiration, a purchased put or call option may be sold in a closing sale transaction (a sale by the Fund, prior to the exercise of an option that it has purchased, of an option of the same series), and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the option plus the related transaction costs.

                  In addition, the Fund may write covered call and secured put options. A covered call option means that the Fund owns or has the right to acquire the underlying security subject to call at all times during the option period. A secured put option means that the Fund maintains in a segregated account with its custodian cash or U.S. government securities in an amount not less than the exercise price of the option at all times during the option period. Such options will be listed on a national securities exchange and issued by the Options Clearing Corporation and may be effected on a principal basis with primary reporting dealers in the U.S.

                  The Fund may employ access vehicles such as low exercise price options (which may be known as certificates or notes) in order to gain an exposure to a particular security or markets. Low exercise price options held by the Fund may be cash settled, listed on an exchange and shall be exercisable at any time over the life of the option. In addition, the underlying investment of a low exercise price option shall be one in which the Fund could invest in directly in accordance with its investment objective and policy.

                  In order to close out put or call option positions, the Fund will be required to enter into a "closing purchase transaction" -- the purchase of a put or call option (depending upon the position being closed out) on the same security with the same exercise price and expiration date as the option that it previously wrote. When a portfolio security subject to a call option is sold, the Fund will effect a closing purchase transaction to close out any existing call option on that security. If the Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the option expires or the Fund delivers the underlying security upon exercise.

                  The aggregate value of the securities subject to options written by the Fund will not exceed 33-1/3% of the value of its net assets. In order to close out an option position prior to maturity, the Fund may enter into a "closing purchase transaction" by purchasing a call or put option (depending upon the position being closed out) on the same security with the same exercise price and expiration date as the option which it previously wrote.

                  Options trading is a highly specialized activity and carries greater than ordinary investment risk. Purchasing options may result in the complete loss of the amounts paid as premiums to the writer of the option. In writing a covered call option, the Fund gives up the opportunity to profit from an increase in the market price of the underlying security above the exercise price (except to the extent the premium represents such a profit). Moreover, it will not be able to sell the underlying security until the covered call option expires or is exercised or the Fund closes out the option. In writing a secured put option, the Fund assumes the risk that the market value of the security will decline below the exercise price of the option. The use of covered call and secured put options will not be a primary investment technique of the Fund. For a detailed description of these investments and related risks, see Appendix B attached to this SAI.

         RISK FACTORS ASSOCIATED WITH FUTURES AND RELATED OPTIONS

                  To the extent that the Fund engages in a futures transaction as a hedging device, due to the risk of an imperfect correlation between securities in its portfolio that are the subject of a hedging transaction and the futures contract used as a hedging device, it is possible that the hedge will not be fully effective in that, for example, losses on the portfolio securities may be in excess of gains on the futures contract or losses on the futures contract may be in excess of gains on the portfolio securities that were the subject of the hedge. In futures contracts based on indices, the risk of imperfect correlation increases as the composition of the Fund's portfolio varies from the composition of the index. In an effort to compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of futures contracts, the Fund may buy or sell futures contracts in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the futures contract has been less or greater than that of the securities. Such "over hedging" or "under hedging" may adversely affect the Fund's net investment results if market movements are not as anticipated when the hedge is established.

                  Successful use of futures by the Fund also is subject to the Adviser's ability to predict correctly movements in the direction of securities prices, interest rates and other economic factors. For example, if the Fund has hedged against the possibility of a decline in the market adversely affecting the value of securities held in their funds and prices increase instead, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

                  Although the Fund intends to enter into futures contracts and options transactions only if there is an active market for such investments, no assurance can be given that a liquid market will exist for any particular contract or transaction at any particular time. See "Illiquid Securities." Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contracts prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses. If it is not possible, or the Fund determines not, to close a futures position in anticipation of adverse price movements, it will be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the Fund being hedged, if any, may offset partially or completely losses on the futures contract.

                  The primary risks associated with the use of futures contracts and options are:

                  1. the imperfect correlation between the change in market value of the securities held by the Fund and the price of the futures contract or option;

                  2. possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired;

                  3. losses greater than the amount of the principal invested as initial margin due to unanticipated market movements which are potentially unlimited; and

                  4. the Adviser's ability to predict correctly the direction of securities prices, interest rates and other economic factors.

DOLLAR ROLLS

                  The Fund may enter into Dollar Roll Agreements, which are similar to reverse repurchase agreements. Dollar Rolls are transactions in which securities are sold by the Fund for delivery in the current month and the Fund simultaneously contracts to repurchase substantially similar securities on a specified future date. Any difference between the sale price and the purchase price is netted against the interest income foregone on the securities sold to arrive at an implied borrowing rate. Alternatively, the sale and purchase transactions can be executed at the same price, with the Fund being paid a fee as consideration for entering into the commitment to purchase. Dollar Rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by the Fund to buy a security. If the broker-dealer to which the Fund sells the security becomes insolvent, the Fund's right to repurchase the security may be restricted. At the time the Fund enters into a Dollar Roll, it will place in a segregated custodial account assets such as U.S. government securities or other liquid, high grade debt securities consistent with the Fund's investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained.

SHORT SALES

                  The Fund may engage in short sales of its securities. Selling securities short involves selling securities the seller does not own (but has borrowed) in anticipation of a decline in the market price of such securities. To deliver the securities to the buyer, the seller must arrange through a broker to borrow the securities and, in so doing, the seller becomes obligated to replace the securities borrowed at their market price at the time of replacement. In a short sale, the proceeds the seller receives from the sale are retained by a broker until the seller replaces the borrowed securities. The seller may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

                  The Fund may only sell securities short "against the box." A short sale is "against the box" if, at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issuer as the securities that are sold short. If the Fund sells securities short against the box, it may protect itself from a loss if the price of the security declines in the future, but will lose the opportunity to profit on such securities if the price rises.

ASSET-BACKED SECURITIES

                  The Fund may purchase asset-backed securities, which are securities backed by mortgages, installment contracts, credit card receivables or other assets. Asset-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made monthly, thus in effect "passing through" monthly payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as a result of mortgage prepayments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely. Asset-backed securities acquired by the Fund may include collateralized mortgage obligations ("CMOs") issued by private companies.

                  In general, the collateral supporting non-mortgage, asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Such securities may also be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are not issued or guaranteed by the U.S. government or its agencies or instrumentalities.

                  The Fund may purchase securities that are secured or backed by mortgages and are issued by entities such as GNMA, FNMA, Freddie Mac, or private mortgage conduits. The market value and interest yield of these instruments can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. Except for private mortgage conduits, these securities represent ownership in a pool of federally insured mortgage loans. The yield and average life characteristics of mortgage-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. As a result, if a mortgage-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce the expected yield to maturity and average life, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and average life. Conversely, if a mortgage-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, the expected yield to maturity and average life. There can be no assurance that the Fund's estimation of the duration of mortgage-backed securities it holds will be accurate or that the duration of such instruments will always remain within the maximum target duration. In calculating the average weighted maturity of the Fund, the maturity of mortgage-backed securities will be based on estimates of average life.

                  Prepayments on mortgage-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors. Like other fixed income securities, when interest rates rise, the value of mortgage-backed securities generally will decline; however, when interest rates decline, the value of mortgage-backed securities may not increase as much as that of other similar duration fixed income securities, and, as noted above, changes in market rates of interest may accelerate or retard prepayments and thus affect maturities.

                  These characteristics may result in a higher level of price volatility for these assets under certain market conditions. In addition, while the market for mortgage-backed securities is ordinarily quite liquid, in times of financial stress the market for these securities can become restricted.

                  There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the Treasury. FNMA is a publicly-held company owned by its shareholders that was created by an act of Congress. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates (also known as "Freddie Macs" or "Pcs"). Freddie Mac is a publicly-held company owned by its shareholders that was created pursuant to an Act of Congress. Freddie Macs are not guaranteed by the United States or by any FHLBs and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

                  From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating federal sponsorship of FNMA and Freddie Mac. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress as regards such sponsorship or which proposals, if any, might be enacted.

                  Privately issued mortgage-backed securities will carry an investment grade rating at the time of purchase by S&P or by Moody's or, if unrated, will be in the Adviser's opinion equivalent in credit quality to such rating. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government.

                  CMOs may be issued by the U.S. government, its agencies, instrumentalities or sponsored enterprises, including FNMA and Freddie Mac or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs represent direct ownership interests in a pool of residential mortgage loans or mortgage pass-through securities (the "Mortgage Assets"), the payments on which are used to make payments on the CMOs.

                  Each class of a CMO, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Assets underlying a CMO may cause some or all of the classes of the CMO to be retired substantially earlier than its final distribution date.

                  The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO in various ways. In certain structures (known as "sequential pay" CMOs), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of the CMO in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final scheduled distribution date have been paid in full.

                  Additional structures of CMOs include, among others, "parallel pay" CMOs. Parallel pay CMOs are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

                  Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

COLLATERALIZED DEBT OBLIGATIONS

                  The Fund may invest in collateralized bond obligations ("CBOs"), which are structured products backed by a diversified pool of high yield public or private fixed income securities. The pool of high yield securities is typically separated into tranches representing different degrees of credit quality. The top tranche of CBOs, which represents the highest credit quality in the pool, has the greatest collateralization and pays the lowest interest rate. Lower CBO tranches represent lower degrees of credit quality and pay higher interest rates to compensate for the attendant risks. The bottom tranche specifically receives the residual interest payments (i.e., money that is left over after the higher tiers have been paid) rather than a fixed interest rate. The return on the bottom tranche of CBOs is especially sensitive to the rate of defaults in the collateral pool.

                  The Fund also may invest in collateralized loan obligations ("CLOs"), which are trusts typically consisting of loans made to issuers (both U.S. and foreign). A CLO consists of a portfolio of many underlying loans where the cash flows from the securitization are derived from this portfolio of loans. The cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the loans in the trust and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CLO trust typically has a higher rating and lower yield than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class.

SWAP AGREEMENTS AND OPTIONS ON SWAP AGREEMENTS

                  The Fund may enter into swap agreements for hedging purposes, as a substitute for taking a position in an underlying asset, to seek to replicate the composition and performance of a particular index, or as part of their overall strategies. The Fund may enter into swap agreements with respect to interest rates, commodities, and indexes of securities or commodities, and to the extent it may invest in foreign currency-denominated securities, may enter into swap agreements with respect to foreign currencies. The Fund may also enter into options on swap agreements for any legal purpose consistent with its investment objectives and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible. The Fund will typically use interest rate total return and credit default swaps to preserve a return on a particular investment or portion of its portfolio or to shorten the effective duration of its investments. Swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest or the total return of a predefined "index," such as an exchange of fixed rate payments for floating rate payments or an exchange of a floating rate payment for the total return on an index.

                  The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of liquid assets, such as cash, U.S. government securities or other liquid high grade debt securities, having an aggregate NAV at least equal to such accrued excess will be maintained in a segregated account by the Fund's custodian.

                  The "buyer" in a credit default contract is obligated to pay the "seller" a periodic, stream of payments over the term of the contract provided no event of default by a selected entity (or entities) has occurred. In the event of default, the seller must pay the buyer the "par value" (full notional value) of the reference obligation in exchange for the reference obligation. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, provided there is no default event. If an event of default occurs, the seller may pay the notional value of the reference obligation. The value of the reference obligation received by the seller, coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to risks such as but not limited to illiquidity risk, counterparty risk and credit risks.

                  Most swap agreements are entered into on a net basis, (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). Inasmuch as these transactions are entered into for good faith hedging purposes, the Fund and its Adviser believe that such obligations do not constitute senior securities as defined in the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions. The net amount of the excess, if any, of the Fund's obligations over their entitlements with respect to each swap will be accrued on a daily basis and an amount of liquid assets, such as cash, U.S. government securities or other liquid high grade debt securities, having an aggregate NAV at least equal to such accrued excess will be maintained in a segregated account by the Fund's custodian.

                  If there is a default by the other party to a swap transaction, the Fund involved will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with markets for other similar instruments which are traded in the interbank market.

                  The Fund also may enter into swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swap options.

                  Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When the Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

ZERO COUPON OBLIGATIONS

                  The Fund may invest in zero coupon obligations. See "Money Market Instruments" below. Zero coupon obligations are discount debt obligations that do not make periodic interest payments although income is generally imputed to the holder on a current basis. Such obligations may have higher price volatility than those which require the payment of interest periodically. The Adviser will consider the liquidity needs of the Fund when any investment in zero coupon obligations is made.

INCOME PARTICIPATION LOANS

                  The Fund may make or acquire participations in privately negotiated loans to borrowers. Frequently, such loans have variable interest rates and may be backed by a bank letter of credit; in other cases they may be unsecured. Such transactions may provide an opportunity to achieve higher yields than those that may be available from other securities offered and sold to the general public.

                  Privately arranged loans, however, will generally not be rated by a credit rating agency and will normally be liquid, if at all, only through a provision requiring repayment following demand by the lender. Such loans made by the Fund may have a demand provision permitting the Fund to require repayment within seven days. Participations in such loans, however, may not have such a demand provision and may not be otherwise marketable. Recovery of an investment in any such loan that is illiquid and payable on demand will depend on the ability of the borrower to meet an obligation for full repayment of principal and payment of accrued interest within the demand period, normally seven days or less (unless the Fund determines that a particular loan issue, unlike most such loans, has a readily available market). As it deems appropriate, the Board of Trustees of the Trust will establish procedures to monitor the credit standing of each such borrower, including its ability to honor contractual payment obligations.

WHEN-ISSUED SECURITIES

                  The Fund may purchase securities on a "when-issued" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). In when-issued and delayed delivery transactions, the Fund relies on the seller to complete the transaction; its failure to do so may cause the Fund to miss a price or yield considered to be attractive. One form of when-issued or delayed delivery security that the Fund may purchase is a "to be announced"
(TBA) mortgage-backed security. A TBA transaction arises when a mortgage-backed security, such as a GNMA pass-through security, is purchased or sold with the specific pools that will constitute that GNMA pass-through security to be announced on a future settlement date.

                  When the Fund agrees to purchase when-issued securities, the custodian segregates cash or liquid portfolio securities equal to the amount of the commitment. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment, marked to market daily. It is likely that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because the Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and ability to manage its portfolio might be affected in the event its commitments to purchase when-issued securities ever exceed 25% of the value of its total assets.

                  When the Fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous. The Fund receives no income from when-issued or delayed settlement securities prior to delivery of such securities.

MONEY MARKET INSTRUMENTS

                  The Fund may invest in various short-term obligations such as domestic and foreign commercial paper, bankers' acceptances, certificates of deposit and demand and time deposits of domestic and foreign branches of U.S. banks and foreign banks, U.S. government securities, repurchase agreements, reverse repurchase agreements and GICs. The Fund may hold temporary cash balances pending investment in such instruments or may invest up to 100% of its assets in such instruments for temporary defensive purposes.

                  Bank obligations include bankers' acceptances, negotiable certificates of deposit, and non-negotiable time deposits issued for a definite period of time and earning a specified return by a U.S. bank which is a member of the Federal Reserve System. Bank obligations also include U.S. dollar-denominated bankers' acceptances, certificates of deposit and time deposits issued by foreign branches of U.S. banks or foreign banks. Investment in bank obligations is limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase. These bank obligations are not issued by the Federal Deposit Insurance Corporation. The Fund may also make interest bearing savings deposits in commercial and savings banks not in excess of 5% of their total assets. Investment in non-negotiable time deposits is limited to no more than 5% of the Fund's total assets at the time of purchase.

                  Investments in commercial paper and other short-term promissory notes issued by corporations (including variable and floating rate instruments) must be rated at the time of purchase "A-2" or better by S&P, "Prime-2" or better by Moody's, "F2" or better by Fitch or, if not rated, determined by the Adviser to be of comparable quality pursuant to guidelines approved by the Trust's Board of Trustees. Investments may also include corporate notes. In addition, the Fund may invest in Canadian Commercial Paper which is U.S. dollar-denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer. The Fund may acquire zero coupon obligations, which have greater price volatility than coupon obligations and which will not result in the payment of interest until maturity.

                  Investments in the obligations of foreign branches of U.S. banks, foreign banks and other foreign issuers may subject the Fund to additional investment risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks. The Fund will invest in the obligations of foreign banks or foreign branches of U.S. banks only when the Adviser believes that the credit risk with respect to the instrument is minimal.

GOVERNMENT SECURITIES

                  The Fund may invest in U.S. government agency obligations, examples of which include the obligations of FHLBs, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, GNMA, General Services Administration, Central Bank for Cooperatives, Freddie Mac, and Federal Intermediate Credit Banks and Maritime Administration. Some of these obligations are supported by the full faith and credit of the U.S. Treasury, such as obligations issued by the GNMA. Others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of Freddie Mac, are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others are supported only by the credit of the agency or instrumentality issuing the obligation. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law. Some of these investments may be variable or floating rate instruments. See "Variable and Floating Rate Instruments."

U.S. TREASURY OBLIGATIONS AND RECEIPTS

                  The Fund may invest in U.S. Treasury obligations consisting of bills, notes and bonds issued by the U.S. Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as STRIPS (Separately Traded Registered Interest and Principal Securities).

                  The Fund may invest in separately traded interest and principal component parts of the U.S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include Treasury Receipts (TRs), Treasury Investment Growth Receipts (TIGRs), Liquid Yield Option Notes (LYONs), and Certificates of Accrual on Treasury Securities
(CATS). TIGRs, LYONs and CATS are interests in private proprietary accounts while TR's are interests in accounts sponsored by the U.S. Treasury. The private proprietary accounts underlying TIGRs, LYONs and CATS are not government guaranteed.

                  Securities denominated as TRs, TIGRs, LYONs and CATS are sold as zero coupon securities which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying investments.

EURODOLLAR AND YANKEE OBLIGATIONS

                  The Fund may invest in Eurodollar and Yankee Obligations. Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

                  Eurodollar and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across their borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers. However, Eurodollar and Yankee obligations will undergo the same type of credit analysis as domestic issues in which the Fund invests, and will have at least the same financial strength as the domestic issuers approved for the Fund.

DERIVATIVE INSTRUMENTS

                  The Fund may, to the extent permitted by its investment objective and policies, purchase certain "derivative" instruments for hedging and non-hedging purposes, as a substitute for taking a position in an underlying asset, to seek to replicate the composition and performance of a particular index, or as part of its overall investment strategies. Derivative instruments are instruments that derive value from the performance of underlying securities, interest or currency exchange rates, or indices, and include (but are not limited to) futures contracts, options, forward currency contracts and structured debt obligations (including CMOs, various floating rate instruments and other types of securities).

                  Like all investments, derivative instruments involve several basic types of risks which must be managed in order to meet investment objectives. The specific risks presented by derivatives include, to varying degrees, market risk in the form of underperformance of the underlying securities, exchange rates or indices; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility and leveraging risk that, if interest or exchange rates change adversely, the value of the derivative instrument will decline more than the securities, rates or indices on which it is based; liquidity risk that the Fund will be unable to sell a derivative instrument when it wants because of lack of market depth or market disruption; pricing risk that the value of a derivative instrument (such as an option) will not correlate exactly to the value of the underlying securities, rates or indices on which it is based; extension risk that the expected duration of an instrument may increase or decrease; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise.

                  The Fund might not employ any derivative strategies, and no assurance can be given that any strategy used will succeed. Some derivative instruments are more complex than others, and for those instruments that have been developed recently, data is lacking regarding their actual performance over complete market cycles. To the extent the Fund invests in derivative instruments for non-hedging purposes (i.e., to seek to increase total return), such practice is considered to be speculative and presents an even greater risk of loss.

SECURITIES OF OTHER INVESTMENT COMPANIES

                  Subject to 1940 Act limitations and pursuant to applicable SEC requirements, the Fund may invest in securities issued by other investment companies which invest in high quality, short-term debt securities and which determine their NAV per share based on the amortized cost or penny-rounding method, i.e., money market funds.

                  The Fund may invest in SPDRs, iShares Trust ("iShares") and similar index tracking stocks as is consistent with their investment objectives and policies. The SPDR Trust, DIAMONDS Trust and MidCap SPDR Trust are unit investment trusts that hold shares of companies in certain indices and seek to provide investment results that closely track, respectively, the S&P 500 Index, DJIA and S&P MidCap 400 Index. PDR Services LLC is the sponsor of each trust. Other index tracking stocks are structured similarly to SPDRs but track the price performance and dividend yield of different indices. iShares is a family of approximately 90 different exchange-traded index funds that seek to provide investment results that correspond generally to the performance of specified market indices and that are listed on various exchanges. Barclays Global Fund Advisors serves as investment adviser to the iShares Funds. SPDRs, iShares and other index tracking stocks can be expected to increase and decrease in value in proportion to increases and decreases in the indices that they are designed to track. The volatility of different index tracking stocks can be expected to vary in proportion to the volatility of the particular index they track. For example, stocks that track an index comprised of Nasdaq traded stocks, or stocks that track an index comprised of stocks of foreign companies (such as iShares which are described below), may be expected to fluctuate in value more widely than the SPDRs (which track the S&P 500 Index) or stocks that track other less volatile indices. Index tracking stocks are traded similarly to stocks of individual companies. Although an index tracking stock is designed to provide investment performance corresponding to its index, it may not be able to exactly replicate the performance because of trust expenses and other factors. The SPDR Trust and trusts underlying other index tracking stocks are structured to be regulated investment companies and may make distributions to the Fund that may not be characterized entirely as ordinary income for tax purposes. Such distributions will be passed through to Fund investors in the character as received by the Fund. Because investments in SPDRs and other index tracking stocks represent interests in unit investment trusts, such investments are subject to the 1940 Act's limitations on investments in other investment companies.

                  In addition, to the extent consistent with its policy regarding investments in foreign securities, the Fund may purchase shares of investment companies investing primarily in foreign securities, including "country funds" which have portfolios consisting exclusively of securities of issuers located in one foreign country, and may also purchase iShares issued by iShares, Inc. and similar securities of other issuers. "Country funds" may be either open-end or closed-end investment companies. In the event substantial market or other disruptions affecting iShares or other country funds should occur, the liquidity and value of the Fund's shares could also be substantially and adversely affected, and the Fund's performance could be impaired. If such disruptions were to occur, the Fund could be required to reconsider the use of iShares or other country funds as part of its investment strategy.

                  As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of that company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Investment companies in which the Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by the Fund and, therefore, will be borne indirectly by its shareholders.

                  The Fund currently intends to limit its investments in securities issued by other investment companies (except iShares, SPDRs and the related exchange-traded funds governed by the SEC order referenced below) so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund or by the Trust as a whole; and (iv) not more than 10% of the outstanding voting stock of any one investment company will be owned in the aggregate by the Fund and other investment companies advised by the Adviser. iShares and SPDRs have each obtained an order from the SEC that permits other SEC registered funds to acquire iShares and SPDRs beyond the limitations set forth in the 1940 Act if certain conditions are met.

                  Pursuant to SEC rules, the Fund may invest cash balances not otherwise invested in portfolio securities and cash collateral from securities lending programs to purchase shares of the money market funds offered by the Trust and the Allegiant Advantage Fund, a separate investment company affiliated with the Trust.

PORTFOLIO TURNOVER

                  The portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes U.S. government securities and all securities whose maturities at the time of acquisition were one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of shares and by requirements which enable the Trust to receive certain favorable tax treatment. Portfolio turnover will not be a limiting factor in making decisions.

                     INVESTMENT LIMITATIONS AND RESTRICTIONS

                  The Fund is subject to a number of investment limitations and restrictions. The following investment limitations are matters of fundamental policy and may not be changed with respect to the Fund without the affirmative vote of the holders of a majority of the Fund's outstanding shares (as defined under "Miscellaneous").

                  The Fund may not:

                  1. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that:

                      (a) there is no limitation with respect to obligations
                  issued or guaranteed by the U.S. government, any state, territory or possession of the U.S., the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and repurchase agreements secured by such instruments;

                      (b) wholly-owned finance companies will be considered to
                  be in the industries of their parents if their activities are primarily related to financing the activities of their parents;

                      (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry;

                      (d) personal credit and business credit businesses will be considered separate industries.

                  2. Make loans, except that the Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities in an amount not exceeding one-third of its total assets.

                  3. Borrow money, issue senior securities or mortgage, pledge or hypothecate its assets except to the extent permitted under the 1940 Act.

                  4. Purchase or sell real estate, except that the Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

                  5. Invest in commodities, except that as consistent with its investment objective and policies the Fund may: (a) purchase and sell options, forward contracts, futures contracts, including without limitation, those relating to indices; (b) purchase and sell options on futures contracts or indices; and (c) purchase publicly traded securities of companies engaging in whole or in part in such activities. For purposes of this investment limitation, "commodities" includes commodity contracts.

                  6. Act as an underwriter of securities within the meaning of the 1933 Act except insofar as the Fund might be deemed to be an underwriter upon the disposition of portfolio securities acquired within the limitation on purchases of illiquid securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with its investment objective, policies and limitations may be deemed to be underwriting.

                  7. Purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in such issuer or the Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the outstanding voting securities of the issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such limitations.

                  With respect to investment limitation No. 3 above, the 1940 Act prohibits the Fund from issuing senior securities, except that the Fund may borrow from banks, and may mortgage, pledge or hypothecate its assets in connection with such borrowings, provided that immediately after any such borrowing the Fund has 300% asset coverage for all borrowings. Should the Fund's asset average fall below the required 300%, within three days thereafter (not including Sundays and holidays) the Fund must reduce the amount of its borrowings to an extent that the asset coverage will be at least 300%.

                  For purposes of the above investment limitations, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a nongovernmental user, a security is considered to be issued by such nongovernmental user.

                  Except for the Fund's policy on illiquid securities and borrowing, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Fund's portfolio securities will not constitute a violation of such limitation for purposes of the 1940 Act.

                  In addition, the Fund is subject to the following non-fundamental limitations, which may be changed without the vote of shareholders:

                  The Fund may not:

                  1. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted under the 1940 Act (including by order of the SEC) in operating as funds of funds, as permitted by the 1940 Act, may invest its total assets in securities of investment companies in the Allegiant group of investment companies.

                  2. Write or sell put options, call options, straddles, spreads, or any combination thereof, except as consistent with the Fund's investment objective and policies for transactions in options on securities or indices of securities, futures contracts and options on futures contracts and in similar investments.

                  3. Purchase securities on margin, make short sales of securities or maintain a short position, except that, as consistent with the Fund's investment objective and policies, (a) this investment limitation shall not apply to the Fund's transactions in futures contracts and related options, options on securities or indices of securities and similar instruments, (b) the Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (c) the Fund may make short sales against-the-box (defined as the extent to which the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short).

                  4. Purchase securities of companies for the purpose of exercising control.

                  5. Invest more than 15% of its net assets in illiquid securities.

                  6. Purchase securities while its outstanding borrowings (including reverse repurchase agreements) are in excess of 5% of its total assets. Securities held in escrow or in separate accounts in connection with the Fund's investment practices described in its Prospectuses or SAI are not deemed to be pledged for purposes of this limitation.

                  With respect to investment limitation No. 1 above, see "Securities of Other Investment Companies" above for the limitations applicable to the Fund's investments in other investment companies. With respect to investment limitation No. 3(c) and (d), see "Short Sales" above.

                  The Fund does not intend to acquire securities issued by the Adviser, Underwriter (as defined in "Additional Purchase and Redemption Information" below) or their affiliates.

                                 NET ASSET VALUE

VALUATION OF DEBT SECURITIES

                  Assets of the Fund invested in debt securities are valued by an independent pricing service ("Service") approved by the Board of Trustees. When, in the judgment of the Service, quoted bid prices for portfolio securities are readily available and are representative of the bid side of the market, these investments are valued at the mean between quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments are carried at fair value as determined by the Service, based on methods which include consideration of yields or prices of bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service may also employ electronic data processing techniques and matrix systems to determine value. Short-term securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

VALUATION OF EQUITY SECURITIES

                  In determining market value for equity securities, the assets of the Fund which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market. Securities quoted on the NASD National Market System are valued at the official closing price. Other securities traded on over-the-counter markets are valued on the basis of their closing over-the-counter bid prices. Securities for which there were no transactions are valued at the average of the most recent bid and asked prices.

VALUATION OF FOREIGN SECURITIES

                  Portfolio securities which are primarily traded on foreign securities exchanges are valued at the last sale price on that exchange or, if there is no recent sale, at the last current bid quotation. Such securities are generally valued at the preceding closing values of such securities on their respective exchanges.

                  A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. For valuation purposes, quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents at the prevailing market rate on the day of valuation.

                  Certain foreign securities may be traded on foreign exchanges or over-the-counter markets on days on which the Fund's NAV is not calculated. In such cases, the NAV of the Fund's shares may be significantly affected on days when investors can neither purchase nor redeem shares of the Fund.

VALUATION OF SHARES OF OTHER MUTUAL FUNDS

                  Investments by the Fund in any mutual fund are valued at their respective NAVs as determined by those mutual funds each business day. The prospectuses for those mutual funds explain the circumstances under which those funds will use fair value pricing and the effects of using fair value pricing.

OTHER

                  Securities for which market quotations are not readily available are valued at fair value using methods determined by or under the supervision of the Board of Trustees. The Fund may also use fair value pricing if the value of a security it holds has been materially affected by events occurring before the Fund's pricing time but after the close of the primary markets or exchange on which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. In these cases, information furnished by a Service may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. The Service may draw upon, among other information, the market values of foreign investments. Because the frequency of significant events is not predictable, fair valuation of certain common stocks may occur on a frequent basis. When fair value pricing is employed, the prices of securities used by the Fund to calculate the NAV may differ from quoted or published prices for the same security. The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have a material impact on the NAV of the Fund.

                  An option is generally valued at the last sale price or, in the absence of a last sale price, the last offer price.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

                  The sale of the Fund's shares is facilitated by Professional Funds Distributor, LLC (the "Underwriter"). The issuance of shares is recorded on the books of the Trust. To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to an investor's financial institution at its principal office or directly to the Trust at Allegiant Funds, c/o PFPC Inc., P.O. Box 9795, Providence, RI 02940-9795. Such requests must be signed by each shareholder, with each signature guaranteed by a U.S. commercial bank or trust company or by a member firm of a national securities exchange. Guarantees must be signed by an authorized signatory and "Signature Guaranteed" must appear with the signature. An investor's financial institution may request further documentation from corporations, executors, administrators, trustees or guardians, and will accept other suitable verification arrangements from foreign investors, such as consular verification.

                  The Trust may suspend the right of redemption or postpone the date of payment for shares for more than seven days during any period when (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC.

                  Payment for shares of the Fund may, in the discretion of the Trust, be made in the form of securities that are permissible investments for the Fund as described in the Prospectuses. In connection with an in-kind securities payment, the Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Fund; and that adequate information be provided concerning the basis and other tax matters relating to the securities.

                  The Trust normally pays redemption proceeds in cash but reserves the right to make redemptions in-kind. A shareholder receiving an in-kind redemption would likely have to pay transaction costs to sell the distributed securities and may be subject to capital gains taxes as well.

                  The Prospectuses describe the risks to the Fund of excessive trading in Fund shares (sometimes referred to as market timing) and the Fund's procedures to limit this activity. These risks include possible dilution in the value of Fund shares held by long-term shareholders and the risk of time-zone arbitrage with respect to the Fund's investments in securities that trade in foreign markets. Time-zone arbitrage might work as follows: A market timer may purchase shares of the Fund based on events occurring after foreign market closing prices are established, but before the Fund's NAV calculation, that are likely to result in higher prices in foreign markets the following day. The market timer would redeem the Fund's shares the next day when the Fund's share price would reflect the increased prices in foreign markets, for a quick profit at the expense of long-term Fund shareholders. The Fund does not have any arrangements with any person or group of individuals to permit frequent purchases and redemptions of Fund shares.

                  As described in the Prospectus for Class I Shares, Class I Shares of the Fund are sold to financial institutions investing for their own or their customers' accounts, directly to corporate investors and, employees, directors, officers and retirees of Allegiant, NCC or any of its affiliates, the Fund's Co-Administrator, Underwriter, or any investment sub-adviser to the Fund and their immediate families (spouse, parents, siblings, children and grandchildren) subject to a $500 minimum initial investment, whether purchasing shares directly or through a Planned Investment Program. There is no subsequent minimum investment at their NAV without a sales charge. Class A Shares of the Fund are sold to individuals, corporate investors and retirement plans at the public offering price based on the Fund's NAV plus a front-end load or sales charge as described in the Prospectus for Class A Shares.

                  The Trust has authorized one or more brokers to receive purchase and redemption orders on behalf of the Fund. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or the broker's authorized designee receives the order. Orders will be priced at the NAV next computed after they are received by an authorized broker or the broker's authorized designee and accepted by the Fund.

                  The Adviser or its affiliates will pay finder's fees to dealers on new investments in Class A Shares as follows:

                  0.50% on amounts between $1 million and $5 million; plus 0.25% on amounts over $5 million

                  From time to time, shares may be offered as an award in promotions sponsored by the Underwriter or other parties. The Underwriter or a third party will purchase shares awarded in such promotions at NAV. The promotions may be limited to certain classes of shareholders such as the employees of the Adviser or its affiliates. As stated in the Prospectuses, the Underwriter may institute certain promotional incentive programs for dealers. Such incentive programs may include cash incentive programs specific to NatCity Investments, Inc. under which NatCity Investments, Inc. or its associated persons may receive cash incentives in connection with the sale of the Fund. The Adviser compensates its affiliate, NatCity Investments, Inc. from 0.10% to 0.20% of the average daily net assets of the Class A Shares for those NatCity Investments, Inc. customers using any Allegiant Money Market Fund as a sweep vehicle for uninvested cash in their brokerage accounts.

                  Automatic investment programs such as the Planned Investment Program ("Program") described in the Prospectus for Class A Shares permit an investor to use "dollar cost averaging" in making investments. Under this Program, an agreed upon fixed dollar amount is invested in Fund shares at predetermined intervals. This may help investors to reduce their average cost per share because the Program results in more shares being purchased during periods of lower share prices and fewer shares during periods of higher share prices. In order to be effective, dollar cost averaging should usually be followed on a sustained, consistent basis. Investors should be aware, however, that dollar cost averaging results in purchases of shares regardless of their price on the day of investment or market trends and does not ensure a profit, protect against losses in a declining market, or prevent a loss if an investor ultimately redeems his or her shares at a price which is lower than their purchase price. An investor may want to consider his or her financial ability to continue purchases through periods of low price levels. From time to time, in advertisements, sales literature, communications to shareholders and other materials, the Trust may illustrate the effects of dollar cost averaging through use of or comparison to an index such as the S&P 500 Index or Lehman Intermediate Government Index.


                              DESCRIPTION OF SHARES

                  The Trust is a Massachusetts business trust. The Trust's Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares of beneficial interest and to classify or reclassify any unissued shares of the Trust into one or more additional classes or series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption. Pursuant to such authority, the Board of Trustees has authorized the issuance of the classes or series of shares set forth in the Prospectuses, including classes or series which represent interests in the Fundsas follows, and as further described in this SAI and the related Prospectuses:

High Yield Bond Fund
         Class QQ                                      Class I Shares
         Class QQ - Special Series 1                   Class A Shares


                  Shares have no preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectuses, the Fund's shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust or the Fund, shareholders of the Fund are entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative asset values of the Fund, of any general assets of the Trust not belonging to the Fund which are available for distribution.

                  Rule 18f-2 under the 1940 Act provides that any matter required by the 1940 Act, applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment fund affected by such matter. Rule 18f-2 further provides that an investment fund is affected by a matter unless the interests of each fund in the matter are substantially identical or the matter does not affect any interest of the fund. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to an investment fund only if approved by a majority of the outstanding shares of such fund. However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts, and the election of trustees may be effectively acted upon by shareholders of the Trust voting together in the aggregate without regard to a particular fund. In addition, shareholders of each class in a particular investment fund have equal voting rights except that only Class I Shares and Class A Shares of an investment fund will be entitled to vote on matters submitted to a vote of shareholders (if any) relating to a distribution plan for such shares.

                  Although the following types of transactions are normally subject to shareholder approval, the Board of Trustees may, under certain limited circumstances: (a) sell and convey the assets of an investment fund to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such fund involved to be redeemed at a price which is equal to their NAV and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert an investment fund's assets into money and, in connection therewith, to cause all outstanding shares of such fund involved to be redeemed at their NAV; or (c) combine the assets belonging to an investment fund with the assets belonging to another investment fund of the Trust, if the Board of Trustees reasonably determines that such combination will not have a material adverse effect on shareholders of any fund participating in such combination, and, in connection therewith, to cause all outstanding shares of any fund to be redeemed at their NAV or converted into shares of another class of the Trust at NAV. In the event that shares are redeemed in cash at their NAV, a shareholder may receive in payment for such shares an amount that is more or less than his or her original investment due to changes in the market prices of the fund's securities. The exercise of such authority by the Board of Trustees will be subject to the provisions of the 1940 Act, and the Board of Trustees will not take any action described in this paragraph unless the proposed action has been disclosed in writing to the fund's shareholders at least 30 days prior thereto.

                     ADDITIONAL INFORMATION CONCERNING TAXES

                  The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectuses are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situation.

                  The discussions of the federal tax consequences in the Prospectuses and this SAI are based on the Code and the laws and regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the statements included herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

GENERAL - FEDERAL

                  The Fund is treated as a separate corporate entity and intends to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. To qualify for treatment as a regulated investment company, it must meet three important tests each year.

                  First, the Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities, or currencies or net income derived from an interest in a qualified publicly traded partnership.

                  Second, generally, at the close of each quarter of its taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of the Fund's total assets may be invested in the securities of (1) any one issuer (other than U.S. government securities and securities of other regulated investment companies), (2) two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses, or (3) one or more qualified publicly traded partnerships.

                  Third, the Fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) and 90% of its tax-exempt income, if any, for the year.

                  The Fund intends to comply with these requirements. If the Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company. If for any taxable year the Fund were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In that event, shareholders would recognize dividend income on distributions to the extent of the Fund's current and accumulated earnings and profits, and corporate shareholders could be eligible for the dividends-received deduction.

                  The Code imposes a non-deductible 4% excise tax on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax.

STATE AND LOCAL TAXES

                  Although the Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

TAXATION OF INCOME FROM CERTAIN FINANCIAL INSTRUMENTS AND PFICS

         The tax principles applicable to transactions in financial instruments and futures contracts and options that may be engaged in by the Fund, and investments in passive foreign investment companies ("PFICs"), are complex and, in some cases, uncertain. Such transactions and investments may cause the Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

         In addition, in the case of any shares of a PFIC in which the Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.

                                    * * * * *

                              TRUSTEES AND OFFICERS

                  The business and affairs of the Trust are managed under the direction of the Trust's Board of Trustees in accordance with the laws of the Commonwealth of Massachusetts and the Trust's Declaration of Trust. Information pertaining to the trustees and officers of the Trust is set forth below. Trustees who are not deemed to be "interested persons" of the Trust as defined in the 1940 Act are referred to as "Independent Trustees." Trustees who are deemed to be "interested persons" of the Trust are referred to as "Interested Trustees."

                                                                                           Number of
                                                                                          Portfolios
                                              Length of                                    in Fund
                            Position(s)       Time                                         Complex(3)
       Name, Address(1),     Held with        Served in      Principal Occupation(s)      Overseen by     Other Directorships
     Date of Birth and Age   the Trust        Position(2)      During Past 5 Years          Trustee       Held by Trustee(4)
--------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------
Robert D. Neary              Chairman of        Since       Retired; Co-Chairman of            32       Director, Commercial
Date of Birth: 9/30/33       the Board and      February    Ernst & Young, 1984 - 1993.                 Metals Company.
Age: 74                      Trustee            1996


Dorothy A. Berry             Trustee            Since       President, Talon                   32       Chairman and Director,
Date of Birth: 9/12/43                       April 2006     Industries, Inc.                            Professionally Managed
Age: 64                                                     (administrative, management                 Portfolios.
                                                            and business consulting),
                                                            since 1986.

Kelley J. Brennan            Trustee            Since       Retired; Partner,                  32       None
Date of Birth: 7/7/42                        April 2006     PricewaterhouseCoopers LLP,
Age: 65                                                     1981 - 2002.


John F. Durkott              Trustee            Since       President and Chief                32       None
Date of Birth: 7/11/44                        November      Executive Officer, Kittle's
Age: 63                                         1993        Home Furnishings Center,
                                                            Inc. ("Kittles"), since
                                                            January 2002; Partner,
                                                            Kittle's Bloomington
                                                            Properties LLC, 1981 -
                                                            2003; KK&D LLC, 1989 -
                                                            2003; KK&D II LLC, 1998 -
                                                            2003 (affiliated real
                                                            estate companies of
                                                            Kittle's).

Richard W. Furst             Trustee and          Since     Dean Emeritus and Garvice          32       Director, Central Bank
Date of Birth: 9/13/38       Chairman of the    June 1990   D. Kincaid Professor of                     & Trust Co.; Director,
Age: 69                      Audit Committee                Finance (Emeritus), since                   Central Bancshares
                                                            2003, Dean and Professor
                                                            of Finance, 1981 - 2003,
                                                            Garvice D. Kincaid
                                                            Professor of Finance 2000
                                                            - 2003, Gatton College of
                                                            Business and Economics,
                                                            University of Kentucky.

Gerald L. Gherlein           Trustee              Since     Retired; Executive                 32       None
Date of Birth:  2/16/38                         July 1997   Vice-President and General
Age: 70                                                     Counsel, Eaton Corporation
                                                            (global manufacturing),
                                                            1991 - 2000.

                                                                                           Number of
                                                                                          Portfolios
                                              Length of                                    in Fund
                            Position(s)       Time                                         Complex(3)
       Name, Address(1),     Held with        Served in      Principal Occupation(s)      Overseen by     Other Directorships
     Date of Birth and Age   the Trust        Position(2)      During Past 5 Years          Trustee       Held by Trustee(4)
--------------------------------------------------------------------------------------------------------------------------------
Dale C. LaPorte              Trustee              Since     Senior Vice President and          32                None
Date of Birth: 1/04/42                         April 2005   General Counsel, Invacare
Age: 66                                                     Corporation (manufacturer
                                                            of healthcare products),
                                                            since December 2005;
                                                            Partner, 1974 - 2005; and
                                                            Chairman of Executive
                                                            Committee, 2000 - 2004, of
                                                            Calfee, Halter & Griswold
                                                            LLP.

Kathleen A. Obert            Trustee              Since     Chairman and CEO, Edward           32                None
Date of Birth:  8/3/58                         August 2002  Howard & Co. (public
Age: 49                                                     relations agency), since
                                                            2000.
INTERESTED TRUSTEE
-------------------
Timothy L. Swanson (5)       Trustee;             Since     Executive Vice President           32                None
Date of Birth:  8/6/67       President,        April 2006;  and Chief Investment
Age: 40                      Chief Executive     Officer    Officer, National City
                             Officer and          since     Corporation (bank holding
                             Chief Legal        February    company), since February
                             Officer              2006      2003; Managing Director and
                                                            Head of Equity Management,
                                                            Evergreen Private Asset
                                                            Management, 2002 - 2003;
                                                            Senior Vice President and
                                                            Head of Equity Securities,
                                                            Wachovia Asset Management,
                                                            1999 - 2002.

                                                                                           Number of
                                                                                          Portfolios
                                              Length of                                    in Fund
                            Position(s)       Time                                         Complex(3)
       Name, Address(1),     Held with        Served in      Principal Occupation(s)      Overseen by     Other Directorships
     Date of Birth and Age   the Trust        Position(2)      During Past 5 Years          Trustee       Held by Trustee(4)
--------------------------------------------------------------------------------------------------------------------------------
OFFICERS
--------
Kathleen T. Barr(6)          Senior Vice          Since     Senior Vice President              N/A              N/A
200 Public Square, 5th Floor President,         February    (formerly Vice President),
Cleveland, OH  44114         Chief                2003      National City Bank and
Date of Birth: 5/2/55        Administrative                 Managing Director,
Age:  52                     Officer and                    Allegiant Asset Management
                             Chief                          Group (formerly Armada
                             Compliance                     Funds Group), since June
                             Officer                        1999; Managing Director,
                                                            Allegiant Asset Management
                                                            Company (formerly,
                                                            National City Investment
                                                            Management Company), since
                                                            May 1996.

Audrey C. Talley(7)          Secretary            Since     Partner, Drinker Biddle &          N/A              N/A
One Logan Square                                February    Reath LLP, Philadelphia,
18th and Cherry Streets                           2005      Pennsylvania (law firm).
Philadelphia, PA 19103-6996
Date of Birth:  11/20/53
Age:  54

Patrick Glazar (7)           Treasurer            Since     Senior Vice President and          N/A              N/A
103 Bellevue Parkway                            February    Director, Accounting and
Wilmington, DE 19809                              2006      Administration, PFPC Inc.,
Date of Birth: 7/8/67                                       since September 2002;
Age:  40                                                    Senior Manager, PFPC Inc.,
                                                            1994 - 2002.

John Kernan(7)               Assistant            Since     Senior Vice President              N/A              N/A
200 Public Square, 5th Floor Treasurer          February    (formerly Vice President),
Cleveland, OH  44114                              2005      National City Bank and
Date of Birth: 9/17/65                                      Managing Director of Fund
Age:  42                                                    Administration Allegiant
                                                            Asset Management Group,
                                                            since July 2004; Senior
                                                            Director of Fund
                                                            Administration, State
                                                            Street Bank and Trust
                                                            Company, 1998 - 2004.

                                                                                           Number of
                                                                                          Portfolios
                                              Length of                                    in Fund
                            Position(s)       Time                                         Complex(3)
       Name, Address(1),     Held with        Served in      Principal Occupation(s)      Overseen by     Other Directorships
     Date of Birth and Age   the Trust        Position(2)      During Past 5 Years          Trustee       Held by Trustee(4)
--------------------------------------------------------------------------------------------------------------------------------

Ronald L. Weihrauch(7)       Assistant            Since     Vice President (formerly           N/A              N/A
200 Public Square, 5th Floor Secretary          February    Assistant Vice President),
Cleveland, OH  44114                              2007      National City Bank, and
Date of Birth: 12/3/76                                      Director, Legal
Age:  31                                                    Administration, Allegiant
                                                            Asset Management Group,
                                                            since September 2004;
                                                            Senior Attorney, Ohio
                                                            National Financial
                                                            Services, 2003 - 2004;
                                                            Associate Attorney,
                                                            Millikin & Fitton Law
                                                            Firm, 2001 - 2003.

David C. Lebisky(7)          Assistant            Since     Vice President and Senior          N/A              N/A
760 Moore Road               Secretary          February    Director, Regulatory
King of Prussia, PA 19406                         2007      Administration, PFPC Inc.
Date of Birth: 5/19/72                                      (a subsidiary of PNC
Age:  35                                                    Financial Services Group),
                                                            since January 2007; Vice
                                                            President and Director,
                                                            PFPC Inc., 2002 - 2007.

(1) Each Trustee can be contacted by writing to Allegiant Funds, c/o Allegiant Funds Group, 200 Public Square, 5th Floor, Cleveland, OH 44114, Attention:
    John Kernan.
(2) Each Trustee holds office until the next meeting of shareholders at which trustees are elected following his election or appointment and until his successor has been elected and qualified.
(3) The "Fund Complex" consists of all registered investment companies for which the Adviser or any of its affiliates serves as investment adviser. The number of portfolios overseen by the trustees includes 31 portfolios of the Trust that are offered for sale as of the date of this SAI and the Allegiant Advantage Fund.
(4) Includes directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e., "public companies"), or other investment companies registered under the 1940 Act. In addition to the Trust, each Trustee serves as a Trustee of Allegiant Advantage Fund. Mr. Neary also serves as Chairman and Mr. Swanson also serves as President, Chief Executive Officer and Chief Legal Officer of Allegiant Advantage Fund.
(5) Mr. Swanson is considered to be an "interested person" of the Trust because
    (1) he is an Executive Vice President and Chief Investment Officer of NCC and (2) he owns shares of common stock and options to purchase common stock of NCC.
(6) Ms. Barr also serves as Senior Vice President, Chief Administrative Officer and Chief Compliance Officer of Allegiant Advantage Fund. She previously served as Assistant Treasurer and Chief Compliance Officer of the Trust and Allegiant Advantage Fund from August 2002 until February 2003.
(7) Ms. Talley, Mr. Glazar, Mr. Kernan, Mr. Weihrauch and Mr. Lebisky also serve in similar capacity as Officers of Allegiant Advantage Fund.

         Mr. Swanson serves as Executive Vice President and Chief Investment Officer of NCC, the indirect parent of the Adviser. Ms. Talley is a partner of the law firm Drinker Biddle & Reath LLP, which serves as counsel to the Trust.

BOARD COMMITTEES

         The Board of Trustees has established two committees, i.e., the Audit Committee and the Nominating Committee.

         The Audit Committee consists of all Trustees who are not "interested persons" of the Trust as defined in the 1940 Act. The Audit Committee generally oversees the Trust's accounting and financial reporting process. Among its responsibilities, the Audit Committee annually determines the engagement and compensation of the Trust's Independent Registered Public Accounting Firm, reviews and approves the audit and non-audit services performed by the Independent Registered Public Accounting Firm, evaluates the adequacy of the Trust's internal financial and disclosure controls, oversees the audit process and reviews with the auditors the scope and results of the audit of the Trust's financial statements. The Audit Committee held five formal meetings during the last fiscal year.

         The Nominating Committee includes all Trustees who are not "interested persons" of the Trust as defined in the 1940 Act. The Nominating Committee is responsible for nominating individuals who are not "interested persons" of the Trust to fill any vacancies on the Board. The Nominating Committee did not meet during the last fiscal year. The Nominating Committee's procedures provide that the Trust's security holders can submit nominees for consideration for Board vacancies by sending the nomination to the Trust's Secretary, who will submit all nominations to the Committee.

TRUSTEE OWNERSHIP OF FUND SHARES

         The following table shows the dollar range of shares beneficially owned by each Trustee in the Fund and the Allegiant fund family in the aggregate as of December 31, 2007. Information for the Fund is not provided because the Fund had not commenced operations as of December 31, 2007.

INDEPENDENT TRUSTEES

-----------------------------------------------------------------------------------------------
                                                                AGGREGATE DOLLAR RANGE OF
                                                                EQUITY SECURITIES IN ALL
                                   DOLLAR RANGE OF           PORTFOLIOS OF THE FUND COMPLEX
NAME OF TRUSTEE/FUND        EQUITY SECURITIES IN THE FUND          OVERSEEN BY TRUSTEE
-----------------------------------------------------------------------------------------------
ROBERT D. NEARY                          N/A                          Over $100,000
-----------------------------------------------------------------------------------------------
KELLEY J. BRENNAN                        N/A                              NONE
-----------------------------------------------------------------------------------------------
DOROTHY A. BERRY                         N/A                              NONE
-----------------------------------------------------------------------------------------------
JOHN F. DURKOTT                          N/A                        $50,001-$100,000
-----------------------------------------------------------------------------------------------
RICHARD W. FURST                         N/A                          Over $100,000
-----------------------------------------------------------------------------------------------
GERALD L. GHERLEIN                       N/A                          Over $100,000
-----------------------------------------------------------------------------------------------
DALE C. LAPORTE                          N/A                          Over $100,000
-----------------------------------------------------------------------------------------------
KATHLEEN A. OBERT                        N/A                         $10,001-$50,000
-----------------------------------------------------------------------------------------------

INTERESTED TRUSTEE

-----------------------------------------------------------------------------------------------

                                                                AGGREGATE DOLLAR RANGE OF
                                                                EQUITY SECURITIES IN ALL
                                   DOLLAR RANGE OF           PORTFOLIOS OF THE FUND COMPLEX
NAME OF TRUSTEE/FUND      EQUITY SECURITIES IN THE FUNDS(1)        OVERSEEN BY TRUSTEE
-----------------------------------------------------------------------------------------------
TIMOTHY L. SWANSON                       N/A                        $50,001-$100,000
-----------------------------------------------------------------------------------------------

CERTAIN INTERESTS OF INDEPENDENT TRUSTEES

         Mr. Durkott serves as President and Chief Executive Officer of Kittle's Home Furnishings Center, Inc. ("Kittle's"). Mr. Durkott does not have an ownership interest in Kittle's. Kittle's has a $7.5 million line of credit open with National City Bank - Indiana, which is under common control with the Adviser. The line of credit is used for working capital purposes. The highest amount outstanding on the line of credit during the period January 1, 2005 through December 31, 2006 was not greater than $6,615,000. The balance outstanding as of August 1, 2007 was $7,075,161. Interest is charged at a fluctuating rate equal to NCB's prime rate or at a rate equal to LIBOR plus a margin determined in accordance with a schedule based upon Kittle's financial performance.

         Ms. Obert serves as Chairman and Chief Executive Officer and owns approximately 20% of the outstanding shares of privately held Edward Howard & Co. ("EH&C"). EH&C undertakes occasional media training, employee communications, crisis planning, marketing, publicity and corporate communications consulting services for NCB. From January 1, 2005 through December 31, 2005, EH&C earned approximately $90,000 in fees for these services. From January 1, 2006 through December 31, 2006, EH&C earned approximately $25,000 in fees for these services. EH&C expects to be engaged for similar projects by NCB from time to time at comparable fee levels. Ms. Obert has an unused line of credit with NCB in the amount of $50,000.

         Mr. LaPorte serves as Senior Vice President of business development and General Counsel of Invacare Corporation ("Invacare"). Invacare has a $400 million line of credit open with a lending syndicate of eleven banks, one of which is NCB and its subsidiary, National City Bank, Canada Branch ("NCB Canada"), which is under common control with the Adviser. The combined NCB and NCB Canada obligation as part of the syndicate is limited to 15% of the total value of the line of credit, or US $60 million. The line of credit is used for working capital and general corporate purposes. The highest amount outstanding on the NCB pro rata share of the credit facility during the period January 1, 2005 to December 31, 2006, based on month end balances, was $46,915,160. The NCB portion of the balance outstanding as of December 31, 2006 was $23,767,000. Interest is charged at a variable rate that may be calculated on a spread over LIBOR, Fed Funds or Prime. The spreads are determined quarterly based on Invacare's Leverage Ratio (the ratio of debt to equity of the firm). In addition, Invacare engages NCB for certain treasury management and stock transfer agency services. From January 1, 2005 through December 31, 2005, NCB earned approximately $212,008 in fees for these services, which represented approximately 0.0027% of NCB's revenues for the period. From January 1, 2006 through December 31, 2006, NCB earned approximately $221,133 in fees for these services, which represented approximately 0.0025% of NCB's revenues for the period. From June 1, 2003 to December 30, 2005, Mr. LaPorte was a Partner at Calfee, Halter & Griswold LLP. Calfee, Halter & Griswold LLP has periodically represented NCB and other affiliates of NCC, excluding investment adviser affiliates, in connection with commercial loans, bond transactions, equity investments and litigation matters. Fees from the representation were significantly less than 1% of the law firm's revenues in each of 2004 and 2005.

BOARD COMPENSATION

         Effective January 1, 2008, each Trustee receives an annual fee of $45,000 plus either $4,500 for each Board meeting attended in-person, or $2,000 for each Board meeting attended telephonically, and reimbursement of expenses incurred in attending meetings of the Boards of Trustees of the Trust and Allegiant Advantage Fund. The two fund companies generally hold concurrent Board meetings. The Chairman of the Board receives an additional $25,000 per year and the Chairman of the Audit Committee receives an additional $6,000 per year for their services in these capacities. Prior to January 1, 2008, each Trustee received an annual fee of $40,000 plus $4,000 for each Board meeting attended in-person, or $2,000 for each Board meeting attended telephonically, and reimbursement of expenses incurred in attending meetings of the Boards of Trustees of the Trust and Allegiant Advantage Fund. The Chairman of the Board received an additional $25,000 per year and the Chairman of the Audit Committee received an additional $6,000 per year for their services in these capacities.

         The Trustees may elect to defer payment of 25% to 100% of the fees they receive in accordance with a Trustee Deferred Compensation Plan (the "Plan"). Under the Plan, a Trustee may elect to have his or her deferred fees treated as if they had been invested by the Trust in the shares of one or more portfolios of the Trust and the amount paid to the Trustee under the Plan will be determined based on the performance of such investments. Distributions are generally of equal installments over a period of 2 to 15 years. The Plan will remain unfunded for federal income tax purposes under the Code. Deferral of Trustee fees in accordance with the Plan will have a negligible impact on portfolio assets and liabilities and will not obligate the Trust to retain any Trustee or pay any particular level of compensation.

The following table summarizes the compensation for each of the Trustees of the Trust for the fiscal year ended May 31, 2007:

                                                      Pension or
                                     Aggregate        Retirement Benefits    Estimated Annual   Total Compensation
Name of                              Compensation     Accrued as Part of     Benefits Upon      from the Trust and
Person, Position                     from the Trust+  the Trust's Expense    Retirement         Fund Complex*
----------------                     --------------   --------------------   ----------         -------------
INDEPENDENT TRUSTEES

Robert D. Neary,
Chairman and Trustee                   $96,030.00              $0                $0               $99,000.00

Dorothy A. Berry, Trustee              $63,050.00              $0                $0               $65,000.00

Kelly J. Brennan, Trustee              $70,810.00              $0                $0               $73,000.00

John F. Durkott, Trustee               $64,990.00              $0                $0               $67,000.00

Richard W. Furst, Trustee              $68,870.00              $0                $0               $71,000.00

Gerald L. Gherlein, Trustee            $63,050.00              $0                $0               $65,000.00

Dale C. LaPorte, Trustee               $67,900.00              $0                $0               $70,000.00

Kathleen A. Obert, Trustee             $63,050.00              $0                $0               $65,000.00

INTERESTED TRUSTEE

John G. Breen, Trustee(1)              $58,200.00              $0                $0               $60,000.00

Timothy L. Swanson, President and
Trustee                                    $0                  $0                $0                   $0

+ Including Deferred Compensation in the amount of $63,050 accrued during the Trust's fiscal year ended May 31, 2007 for Dale C. LaPorte.
(1) Mr. Breen resigned from the Board of Trustees effective May 23, 2007.
*   Each Trustee also serves as a Trustee of Allegiant Advantage Fund.

CODE OF ETHICS

                  The Trust and the Adviser have each adopted a code of ethics under Rule 17j-1 of the 1940 Act that: (i) establishes procedures for personnel with respect to personal investing, (ii) prohibits or restricts certain transactions that may be deemed to create a conflict of interest between personnel and the Fund, and (iii) permits personnel to invest in securities, including securities that may be purchased or held by the Fund.

SHAREHOLDER AND TRUSTEE LIABILITY

                  Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. However, the Trust's Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Trust, and that every note, bond, contract, order, or other undertaking made by the Trust shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the Trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or some other reason. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

                  The Declaration of Trust states further that no Trustee, officer, or agent of the Trust shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the Trust estate or the conduct of any business of the Trust, nor shall any Trustee be personally liable to any person for any action or failure to act except by reason of his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of his or her duties as Trustee. The Declaration of Trust also provides that all persons having any claim against the Trustees or the Trust shall look solely to the trust property for payment. With the exceptions stated, the Declaration of Trust provides that a Trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred by him in connection with the defense or disposition of any proceeding in which he or she may be involved or with which he or she may be threatened by reason of his or her being or having been a Trustee, and that the Trustees have the power, but not the duty, to indemnify officers and employees of the Trust unless any such person would not be entitled to indemnification had he or she been a Trustee.

                ADVISORY, ADMINISTRATION, UNDERWRITING, CUSTODIAN
                     SERVICES AND TRANSFER AGENCY AGREEMENTS

ADVISORY AGREEMENTS

                  The Adviser serves as investment adviser to the Fund under an Advisory Agreement dated April 29, 2008 (the "Advisory Agreement"). The
Adviser is a wholly owned subsidiary of NCC, a bank holding company with headquarters in Cleveland, Ohio and over 1,300 branch offices in six states. Allegiant is a registered investment adviser with the SEC with approximately $30.3 billion in assets under management as of December 31, 2007. Allegiant is located at 200 Public Square, 5th Floor, Cleveland, Ohio 44114.

                  For services performed under the Advisory Agreements, the Adviser receives fees as an annual percentage rate, based on average daily net assets, computed daily and paid monthly, at the percentage rates as stated in the Prospectuses. From time to time, the Adviser may voluntarily waive fees or reimburse the Trust for expenses.

                  Subject to the supervision of the Trust's Board of Trustees, the Adviser will provide a continuous investment program for the Fund, including investment research and management with respect to all securities and investments and cash equivalents in the Fund. The Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Fund. The Adviser will provide the services under the Advisory Agreements in accordance with the Fund's investment objective, policies, and restrictions as stated in the Prospectuses and resolutions of the Trust's Board of Trustees applicable to the Fund.

                   The Adviser will place orders pursuant to their investment determinations for the Fund either directly with the issuer or with any broker or dealer. In selecting brokers or dealers for executing portfolio transactions, the Adviser, will use their best efforts to seek on behalf of the Trust and the Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Adviser will consider all factors they deem relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker or dealer to execute a particular transaction, the Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Fund and/or other accounts over which the Adviser or any affiliate exercises investment discretion. The Adviser is authorized, subject to the prior approval of the Board, to negotiate and pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities of the Adviser with respect to the accounts as to which it exercises investment discretion.

         In no instance will Fund securities be purchased from or sold to the Adviser, the Underwriter (or any other principal underwriter to the Trust) or an affiliated person of either the Trust, the Adviser, or the Underwriter (or such other principal underwriter) unless permitted by an order of the SEC or applicable rules. In executing portfolio transactions for the Fund, the Adviser may, but is not obligated to, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased with those of other investment portfolios of the Trust and/or its other clients where such aggregation is not inconsistent with the policies set forth in the Trust's registration statement. In such event, the Adviser will allocate the securities so purchased or sold, and the expenses incurred in the transaction, in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and/or such other clients. The Adviser will maintain all books and records with respect to the securities transactions for the Fund and furnish to the Trust's Board of Trustees such periodic and special reports as the Board may request.

         The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its duties and obligations thereunder.

         Unless sooner terminated, the Advisory Agreement remains in effect for an initial period of up to two years after its approval and will continue in effect with respect to the Fund from year to year thereafter, subject to annual approval by the Trust's Board of Trustees, or by a vote of a majority of the outstanding shares of the Fund (as defined by the 1940 Act) and a majority of the trustees who are not interested persons (as defined in the 1940 Act) of any party to the agreement by votes cast in person at a meeting called for such purpose. The Advisory Agreement may be terminated by the Trust or the Adviser on 60 days' written notice without penalty, and will terminate immediately in the event of its assignment, as defined in the 1940 Act.

APPROVAL OF ADVISORY AGREEMENT

         A discussion of the Board's deliberations in connection with the approval of the Advisory Agreement is included in the Trust's semi-annual report to shareholders for the period ended November 30, 2007.

PORTFOLIO MANAGERS

OTHER ACCOUNTS MANAGED

The following tables provide information about funds and accounts, other than the Fund, for which the Fund's portfolio managers are primarily responsible for the day-to-day portfolio management as of December 31, 2007:

-------------------------------------------------------------------------------------------------------------------------
                                                                                   # of Accounts
                                                       Total # of                   Managed with      Total Assets with
                                                        Accounts                  Performance-Based  Performance-Based
    Name of Portfolio Manager     Type of Accounts       Managed   Total Assets     Advisory Fee        Advisory Fee
-------------------------------------------------------------------------------------------------------------------------
KEN KARWOWSKI, CFA                   Registered             0           $0               0                  $0
   Portfolio Manager, Taxable        Investment
   Fixed Income Management Team      Companies:
-------------------------------------------------------------------------------------------------------------------------
                                    Other Pooled            0           $0               0                  $0
                                Investment Vehicles:
-------------------------------------------------------------------------------------------------------------------------
                                  Other Accounts:           2       $12,869,170          0                  $0
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                                   # of Accounts
                                                       Total # of                   Managed with      Total Assets with
                                                        Accounts                  Performance-Based  Performance-Based
    Name of Portfolio Manager     Type of Accounts       Managed   Total Assets     Advisory Fee        Advisory Fee
-------------------------------------------------------------------------------------------------------------------------
TIMOTHY COMPAN, JR., CFA             Registered
  Corporate Bond Specialist,         Investment
  Taxable Fixed Income               Companies:             0           $0               0                  $0
  Management Team
-------------------------------------------------------------------------------------------------------------------------
                                    Other Pooled            3       $37,350,184          0                  $0
                                Investment Vehicles:
-------------------------------------------------------------------------------------------------------------------------
                                  Other Accounts:          313    $6,485,198,693         0                  $0
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
ANDREW HARDING                       Registered             0           $0               0                  $0
   Senior Portfolio Manager,         Investment
   Asset Allocation Management       Companies:
   Team; Senior Director for
   Taxable Fixed Income
   Investments, Taxable Fixed
   Income Management Team
-------------------------------------------------------------------------------------------------------------------------
                                    Other Pooled            3       $37,350,184          0                  $0
                                Investment Vehicles:
-------------------------------------------------------------------------------------------------------------------------
                                  Other Accounts:          313    $6,485,198,693         0                  $0
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

DESCRIPTION OF COMPENSATION

                  The Adviser's compensation program for investment professionals is designed to be competitive and appropriate to attract and retain industry-leading talent. The Adviser's objective is to align portfolio managers' compensation with the long-term success of its clients. As determined annually, compensation is a combination of the following: (i) fixed cash base salary; (ii) variable performance based incentive compensation; and (iii) variable discretionary incentive compensation. The overall success of the Adviser determines the total amount of incentive compensation available to investment professionals. Incentive compensation may be in the form of cash or restricted stock, which vests over a four-year period. The Adviser believes that tying awards to both long term (since inception) and shorter term (1-year) performance closely aligns its investment professionals' interests with those of its clients.

                  An investment professional's variable compensation is determined through a process that evaluates quantitative and qualitative factors, however, not all factors apply to each investment professional. Among the factors considered are: pre-tax performance relative to an industry peer group defined by an independent, national consulting firm; contribution to the Adviser's team-oriented management process; revenue growth in strategies managed by a team; success of marketing/business development efforts; and client servicing.

POTENTIAL CONFLICTS OF INTEREST

                  When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The side-by-side management of the Fund, separate accounts, proprietary accounts and pooled investment vehicles may raise potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades. In addition, certain trading practices, such as cross trading between the Fund and another account, raise conflicts of interest. The principal types of potential conflicts of interest that may arise are discussed below. Although the Trust and the Adviser have adopted procedures that they believe are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another.

     o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering.

     o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, the portfolio manager will place the order in a manner intended to result in as favorable a price as possible for such client.

     o A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if the Adviser receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

     o A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

                  If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, the Trust and the Adviser seek to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increases the holding in such security.

                  The results of the investment activities of the Fund may differ significantly from the results achieved by the Adviser for other client accounts. The Adviser will manage the Fund and the other client accounts it manages in accordance with their respective investment objectives and guidelines. However, the Adviser may give advice, and take action, with respect to any current or future other client accounts that may compete or conflict with the advice the Adviser may give to the Fund, or may involve a different timing or nature of action than with respect to the Fund.

                  Transactions undertaken by the Adviser for other client accounts may adversely impact the Fund. The Adviser on behalf of one or more other client accounts may buy or sell positions while the Fund is undertaking the same or a differing, including potentially opposite, strategy, which could disadvantage the Fund. For example, the Fund may buy a security and the Adviser, on behalf of its other client accounts, may establish a short position in that same security. The subsequent short sale may result in impairment of the price of the security which the Fund holds. Conversely, the Fund may establish a short position in a security and the Adviser, on behalf of its other client accounts, may buy that same security. The subsequent purchase may result in an increase of the price of the underlying position in the short sale exposure of the Fund and such increase in price would be to the Fund's detriment. Conflicts may also arise because portfolio decisions regarding the Fund may benefit other client accounts of the Adviser. For example, the sale of a long position or establishment of a short position by the Fund may impair the price of the same security sold short by (and therefore benefit) the other client accounts of the Adviser, and the purchase of a security or covering of a short position in a security by the Fund may increase the price of the same security held by (and therefore benefit) the other client accounts of the Adviser.

OWNERSHIP OF SECURITIES

                  The Portfolio Managers of the Fund did not own any equity securities of the Fund because the Fund had not commenced operations prior to the date of this SAI.


PROXY VOTING POLICIES AND PROCEDURES

                  The Trust is required to disclose information concerning the Fund's proxy voting policies and procedures to shareholders. The Board of Trustees has delegated to the Adviser responsibility for implementing decisions regarding proxy voting for securities held by the Fund. The Adviser will vote such proxies in accordance with the proxy policies and procedures, which have been reviewed by the Board of Trustees and adopted by the Trust, and which are found in Appendix C. Any material changes to the proxy policies and procedures will be submitted to the Board of Trustees for approval. Information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ending June 30 of each year will be available (1) without charge, upon request by calling 1-800-622-FUND (3863) and (2) on the SEC's website at http://www.sec.gov.

ADMINISTRATION AND ACCOUNTING SERVICES

                  The Trust has entered into a Restated Co-Administration and Accounting Services Agreement dated September 1, 2006 (the "Co-Administration Agreement") with PFPC and NCB (together with PFPC, the "Co-Administrators"), pursuant to which PFPC and NCB have agreed to serve as Co-Administrators to the Trust. This agreement superseded a prior agreement with all such parties dated August 31, 2004.

                  The Co-Administrators provide a wide variety of accounting, shareholder and administrative services to the Trust under the Co-Administration Agreement. The Co-Administration Agreement provides that the Co-Administrators shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Co-Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Co-Administrators in the performance of their duties or from reckless disregard by them of their duties and obligations thereunder. The Co-Administration Agreement also provides that the Co-Administration Agreement creates no joint and/or several liability among the Co-Administrators with respect to any loss arising out of services provided by a specific Co-Administrator.

                  PFPC is a wholly owned subsidiary of PNC Financial Services Group. NCB is a wholly owned subsidiary of National City Corporation and an affiliate of the Adviser.

                  Under the Co-Administration Agreement, the Co-Administrators are entitled to receive administration fees with respect to the Fund, computed daily and paid monthly, at annual rates based on the average daily net assets of the Fund.

UNDERWRITER

                  The Underwriter acts as principal underwriter for the Fund's shares pursuant to its Distribution Agreement with the Trust. The Underwriter has its principal business office at 760 Moore Road, King of Prussia, Pennsylvania, 19406. Shares are sold on a continuous basis. The Underwriter will use all reasonable efforts in connection with distribution of shares of the Trust.

                  Unless otherwise terminated, the Distribution Agreement between the Trust and the Underwriter continues in force and renews annually, provided that such annual renewal is approved by (i) either the vote of a majority of the Trustees of the Trust, or the vote of a majority of the outstanding voting securities of the Trust, and (ii) the vote of a majority of those Trustees of the Trust who are not parties to the Distribution Agreement or interested persons of any such party ("Qualified Trustees"), cast in person at a meeting called for the purpose of voting on the approval. The Distribution Agreement shall automatically terminate in the event of its assignment. In addition, the Distribution Agreement may at any time be terminated by the Underwriter, by a vote of a majority of Qualified Trustees or by vote of a majority of the outstanding voting securities of the Trust upon not less than sixty days prior written notice to the other party. The Fund had not commenced operations prior to the date of this SAI, and therefore the Underwriter did not receive any commissions on sales of Class A Shares of the Fund.

DISTRIBUTION PLAN AND RELATED AGREEMENT

                  Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Distribution Plan for Class A and Class I Shares (the "Plan") which permits the Trust to bear certain expenses in connection with the distribution of Class I Shares and Class A Shares. As required by Rule 12b-1, the Trust's Plan and any related agreements have been approved, and are subject to annual approval by, a majority of the Trust's Board of Trustees, and by a majority of the Trustees who are not interested persons of the Trust and have no direct or indirect interest in the operation of the Plan or any agreement relating to the Plan (the "Disinterested Trustees"), by vote cast in person at a meeting called for the purpose of voting on the Plan and related agreements. In compliance with the Rule, the Trustees requested and evaluated information they thought necessary to an informed determination of whether the Plan and related agreements should be implemented, and concluded, in the exercise of reasonable business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that the Plan and related agreements will benefit the Trust and its shareholders. For instance, asset growth resulting from the Plan can be expected to benefit Trust shareholders through the realization of economies of scale and potentially lower expense levels.

                  Rule 12b-1 also requires that persons authorized to direct the disposition of monies payable by the Fund (in the Trust's case, the Underwriter) provide for the Trustees' review quarterly reports on the amounts expended and the purposes for the expenditures.

                  Any change in the Plan that would materially increase the distribution expenses of a class would require approval by the shareholders of such class, but otherwise, the Plan may be amended by the Trustees, including a majority of the Disinterested Trustees who do not have any direct or indirect financial interest in the Plan or related agreements. The Plan and related agreements may be terminated as to a particular Fund or class by a vote of the Trust's Disinterested Trustees or by vote of the shareholders of the Fund or class in question, on not more than 60 days' written notice. The selection and nomination of Disinterested Trustees has been committed to the discretion of such Disinterested Trustees as required by the Rule.

                  The Plan provides that the Fund will reimburse the Underwriter for distribution expenses related to the distribution of Class A Shares and Class I Shares in an amount not to exceed .10% per annum of the average aggregate net assets of such shares. Costs and expenses reimbursable under the Plan are (a) direct and indirect costs and expenses incurred in connection with the advertising and marketing of the Fund's Class A Shares and Class I Shares, including but not limited to any advertising or marketing via radio, television, newspapers, magazines, or direct mail solicitation, and (b) direct and indirect costs and expenses incurred in preparing, printing and distributing the Fund's prospectus for such shares (except those used for regulatory purposes or for distribution to existing shareholders) and in implementing and operating the Plan.

                  The Adviser, its affiliates or the Fund's Underwriter may provide additional cash payments out of its own resources to financial intermediaries that sell shares of the Fund or provide other services. Such payments are in addition to any sales charges, 12b-1 fees and/or shareholder services fees paid by the Fund. These additional payments may be made to intermediaries, including affiliates, that provide shareholder servicing, sub-administration, record-keeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list or in other sales programs, as consistent with applicable rules of the SEC and National Association of Securities Dealers. These payments sometimes are referred to as "revenue sharing." In some cases, these payments may create an incentive for a financial intermediary or its employees to recommend or sell shares of the Fund to you, subject to their suitability as an investment option. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of the Fund's shares or the provision of services to the Fund.

                  From time to time, the Adviser or the Fund's Underwriter also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts, occasional meals, tickets, or other entertainment; support for due diligence trips; educational conference sponsorship; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations, as periodically amended.

CUSTODIAN SERVICES AND TRANSFER AGENCY AGREEMENTS

                  PFPC Trust Company, with offices at, 8800 Tinicum Boulevard, Philadelphia, PA 19153, serves as custodian (the "Custodian) to the Trust pursuant to a Custodian Services Agreement dated February 21, 2006. The Custodian's responsibilities include safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund's investments. Prior to February 21, 2006, NCB served as the Trust's custodian with respect to the funds of the Trust.

                  PFPC, in its role as transfer agent, is located at 760 Moore Road, King of Prussia, PA 19406 and provides transfer agency and dividend disbursing agent services for the Fund pursuant to a Transfer Agency and Service Agreement dated June 10, 2006. As part of these services, PFPC maintains records pertaining to the sale, redemption, and transfer of Fund shares and distributes the Fund's cash distributions to shareholders.

                            SHAREHOLDER SERVICES PLAN

                  The Trust has implemented a Shareholder Services Plan with respect to Class A Shares, Class B Shares and Class C Shares (the "Services Plan") pursuant to which the Trust may enter into agreements with financial institutions pertaining to the provision of administrative services to their customers who are the beneficial owners of a Fund's Class A Shares, Class B Shares or Class C Shares in consideration for payments for such services. The Services Plan provides for the payment (on an annualized basis) of up to 0.25% of the NAV attributable to each Fund's Class A Shares, Class B Shares or Class C Shares held by a financial institution's customers.

                  Services under the Services Plan may include:

                  (i) aggregating and processing purchase and redemption requests from customers;

                  (ii) providing customers with a service that invests the assets of their accounts in Class A Shares, Class B Shares or Class C Shares;

                  (iii)  processing dividend payments from the Funds;

                  (iv) providing information periodically to customers showing their position in Class A Shares, Class B Shares or Class C Shares;

                  (v)    arranging for bank wires;

                  (vi) responding to customer inquiries relating to the services performed with respect to Class A Shares, Class B Shares or Class C Shares beneficially owned by customers;

                  (vii) providing subaccounting for customers or providing information to the transfer agent for subaccounting;

                  (viii) forwarding shareholder communications; and

                  (ix)   other similar services requested by the Trust.

                  Agreements between the Trust and financial institutions will be terminable, without penalty, at any time by the Trust.

                             PORTFOLIO TRANSACTIONS


                  Pursuant to the Advisory Agreement, the Adviser is responsible for making decisions with respect to and placing orders for all purchases and sales of portfolio securities for the Fund. The Adviser purchases portfolio securities either directly from the issuer or from an underwriter or broker and/or dealer making a market in the securities involved. Purchases from an underwriter of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers may include the spread between the bid and asked price. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price includes an undisclosed commission or mark-up. The Fund had not commenced operations prior to the date of this SAI and therefore did not pay any brokerage commissions.

                  While the Adviser generally seeks competitive spreads or commissions, they may not necessarily allocate each transaction to the underwriter or dealer charging the lowest spread or commission available on the transaction. Allocation of transactions, including their frequency, to various dealers is determined by the Adviser in their best judgment and in a manner deemed fair and reasonable to shareholders. Under the Advisory Agreement, pursuant to Section 28(e) of the Securities Exchange Act of 1934, as amended, the Adviser is authorized to negotiate and pay higher brokerage commissions in exchange for research services rendered by broker-dealers. Subject to this consideration, broker-dealers who provide supplemental investment research to the Adviser may receive orders for transactions by the Fund. Such research services may include research reports on companies, industries and securities; economic and financial data; financial publications; computer databases; quotation equipment and services; and research oriented computer hardware, software and other services. Nevertheless, research services are only one of many factors considered in selecting broker-dealers. Information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the fees payable to the Adviser by the Fund. Such information may be useful to the Adviser in serving both the Fund and other clients, and, similarly, supplemental information obtained by the placement of business of other clients may be useful to the Adviser in carrying out its obligations to the Fund.

                  Portfolio securities will not be purchased from or sold to the Trust's Adviser, Underwriter, or any "affiliated person" (as such term is defined under the 1940 Act) of any of them acting as principal, except to the extent permitted by the SEC. In addition, the Fund will not give preference to the Adviser's correspondents with respect to such transactions, securities, savings deposits, repurchase agreements and reverse repurchase agreements.

                  The Fund may at times invest in securities of its regular broker-dealers or the parent of its regular broker-dealers.

                  The Adviser has agreed to maintain a policy and practice of conducting its investment management activities independently of the respective commercial departments of all of the Adviser's affiliates. In making investment decisions for the Fund, the Adviser's personnel will not inquire or take into consideration whether the issuer of securities proposed for purchase or sale for the Fund's accounts are customers of the commercial departments of any of the Adviser's affiliates.

                  Investment decisions for the Fund are made independently from those for the other funds and for other investment companies and accounts advised or managed by the Adviser. Such other funds, investment companies and accounts may also invest in the same securities as the Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund. In connection therewith, and to the extent permitted by law, and by the Advisory Agreement, the Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or advisory clients.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


                  Ernst & Young LLP, Independent Registered Public Accounting Firm, with offices at Two Commerce Square, 2001 Market Street, Suite 4000, Philadelphia, Pennsylvania 19103, serve as the Independent Registered Public Accounting Firm for the Fund.

                                     COUNSEL


                  Drinker Biddle & Reath LLP (of which Ms. Talley, Secretary of the Trust, is a partner), with offices at One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103-6996, is counsel to the Trust and will pass upon the legality of the shares offered hereby.

                             PERFORMANCE INFORMATION


YIELD FOR THE FUND

                  The Fund's "yield" is calculated by dividing the Fund's net investment income per share earned during a 30-day period (or another period permitted by the rules of the SEC) by the NAV per share on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. The Fund's net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:

                       Yield = 2 [([(a-b)/cd] + 1)6) - 1]

         Where:    a =  dividends and interest earned during the period.

                   b =  expenses accrued for the period (net of reimbursements).

                   c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

                   d = maximum offering price per share on the last day of the period.

                  The Fund calculates interest earned on debt obligations held in its portfolio by computing the yield to maturity of each obligation held by it based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each 30-day period, or, with respect to obligations purchased during the 30-day period, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent 30-day period that the obligation is in the Fund. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased by the Fund at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

                  Interest earned on tax-exempt obligations that are issued without original issue discount and have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that exceed the then-remaining portion of the original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. On the other hand, in the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that are less than the then-remaining portion of the original issue discount (market premium), the yield to maturity is based on the market value.

                  Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by the Fund to all shareholder accounts in proportion to the length of the base period and the Fund's mean (or median) account size. Undeclared earned income will be subtracted from the NAV per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the 30-day base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter. For applicable sales charges, see "Sales Charges - Front-End Sales Charges - Class A Shares".

                  The "tax-equivalent yield" is computed by dividing the portion of the Fund's yield (calculated as above) that is exempt from federal income tax by one minus a stated federal income tax rate and adding that figure to that portion, if any, of the Fund's yield that is not exempt from federal income tax.

TOTAL RETURN

                  The Fund computes its "average annual total return (before taxes)" by determining the average annual compounded rate of return during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

                             T = [(ERV/P)1/n - 1]

         Where:    T =   average annual total return

                   ERV = ending redeemable value at the end of the
                         period covered by the computation of a
                         hypothetical $1,000 payment made at the
                         beginning of the period

                   P =   hypothetical initial payment of $1,000

                   n = period covered by the computation, expressed in terms of years

                  The Fund computes its aggregate total returns (before taxes) by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                                 T = (ERV/P) - 1

                  The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period and include all recurring fees charged to all shareholder accounts, assuming an account size equal to the Fund's mean (or median) account size for any fees that vary with the size of the account. The maximum sales load and other charges deducted from payments are deducted from the initial $1,000 payment (variable "P" in the formula). The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of any contingent deferred sales charges and other nonrecurring charges at the end of the measuring period covered by the computation.

                  "Average annual total return (after taxes on distributions)" and "average annual total return (after taxes on distributions and redemptions)" for the Fund are included in the Prospectuses.

                  "Average annual total return (after taxes on distributions)" for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at NAV on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with federal tax law. The calculation disregards: (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).

                  "Average annual total return (after taxes on distributions and redemptions)" for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at NAV on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards: (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels; (ii) the impact of the federal alternative minimum tax; and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or losses (e.g., short-term or long-term).

PERFORMANCE REPORTING

                  From time to time the performance of the Fund may be quoted in advertisements and various financial publications.

                  The performance of the Fund will fluctuate and any quotation of performance should not be considered as representative of the future performance of the Fund. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance data are generally functions of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses, and market conditions. Any additional fees charged by institutions with respect to accounts of customers that have invested in shares of the Fund will not be included in performance calculations.

                                  MISCELLANEOUS

                  The Trust bears all costs in connection with its organization, including the fees and expenses of registering and qualifying its shares for distribution under federal and state securities regulations.

                  As used in this SAI, a "vote of the holders of a majority of the outstanding shares" of the Trust or a particular investment fund means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the affirmative vote of the lesser of (a) 50% or more of the outstanding shares of the Trust or such fund or
(b) 67% or more of the shares of the Trust or such fund present at a meeting if more than 50% of the outstanding shares of the Trust or such fund are represented at the meeting in person or by proxy.

                  The assets belonging to the Fund include the consideration received by the Trust upon the issuance of shares in the Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to the Fund. In determining the Fund's NAV, assets belonging to the Fund are charged with the liabilities with respect to the Fund.

                                   APPENDIX A

                        DESCRIPTION OF SECURITIES RATINGS

SHORT-TERM CREDIT RATINGS

         A Standard & Poor's short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for short-term issues:

         "A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

         "A-2" - The obligor's capacity to meet its financial commitment on the obligation is satisfactory. Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in the higher rating categories.

         "A-3" - Obligor has adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         "B" - An obligation is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation. Ratings of "B1", "B-2" and "B-3" may be assigned to indicate finer distinction within the "B" category.

         "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

         "D" - Obligations are in payment default. This rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign Currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

         Moody's Investors Service ("Moody's") short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

         Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

         "P-1" - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

         "P-2" - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

         "P-3" - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

         "NP" - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.


         Fitch, Inc. / Fitch Ratings Ltd. ("Fitch") short-term ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

         "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

         "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

         "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

         "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

         "C" - Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

         "D" - Indicates an entity or sovereign that has defaulted on all of its financial obligations.

         "NR" - This designation indicates that Fitch does not publicly rate the associated issue or issuer.

         "WD" - This designation indicates that the rating has been withdrawn and is no longer maintained by Fitch.

         The following summarizes the ratings used by Dominion Bond Rating Service Limited ("DBRS") for commercial paper and short-term debt:

         "R-1 (high)" - Short-term debt rated "R-1 (high)" is of the highest credit quality, and indicates an entity possessing unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels, and profitability that is both stable and above average. Companies achieving an "R-1 (high)" rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results, and no substantial qualifying negative factors. Given the extremely tough definition DBRS has established for an "R-1 (high)", few entities are strong enough to achieve this rating.

         "R-1 (middle)" - Short-term debt rated "R-1 (middle)" is of superior credit quality and, in most cases, ratings in this category differ from "R-1
(high)" credits by only a small degree. Given the extremely tough definition DBRS has established for the "R-1 (high)" category, entities rated "R-1 (middle)" are also considered strong credits, and typically exemplify above average strength in key areas of consideration for the timely repayment of short-term liabilities.

         "R-1 (low)" - Short-term debt rated "R-1 (low)" is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

         "R-2 (high)" - Short-term debt rated "R-2 (high)" is considered to be at the upper end of adequate credit quality. The ability to repay obligations as they mature remains acceptable, although the overall strength and outlook for key liquidity, debt, and profitability ratios is not as strong as credits rated in the "R-1 (low)" category. Relative to the latter category, other shortcomings often include areas such as stability, financial flexibility, and the relative size and market position of the entity within its industry.

         "R-2 (middle)" - Short-term debt rated "R-2 (middle)" is considered to be of adequate credit quality. Relative to the "R-2 (high)" category, entities rated "R-2 (middle)" typically have some combination of higher volatility, weaker debt or liquidity positions, lower future cash flow capabilities, or are negatively impacted by a weaker industry. Ratings in this category would be more vulnerable to adverse changes in financial and economic conditions.

         "R-2 (low)" - Short-term debt rated "R-2 (low)" is considered to be at the lower end of adequate credit quality, typically having some combination of challenges that are not acceptable for an "R-2 (middle)" credit. However, "R-2
(low)" ratings still display a level of credit strength that allows for a higher rating than the "R-3" category, with this distinction often reflecting the issuer's liquidity profile.

         "R-3" - Short-term debt rated "R-3" is considered to be at the lowest end of adequate credit quality, one step up from being speculative. While not yet defined as speculative, the R-3 category signifies that although repayment is still expected, the certainty of repayment could be impacted by a variety of possible adverse developments, many of which would be outside the issuer's control. Entities in this area often have limited access to capital markets and may also have limitations in securing alternative sources of liquidity, particularly during periods of weak economic conditions.

         "R-4" - Short-term debt rated R-4 is speculative. R-4 credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with R-4 ratings would normally have very limited access to alternative sources of liquidity. Earnings and cash flow would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

         "R-5" - Short-term debt rated R-5 is highly speculative. There is a reasonably high level of uncertainty as to the ability of the entity to repay the obligations on a continuing basis in the future, especially in periods of economic recession or industry adversity. In some cases, short term debt rated R-5 may have challenges that if not corrected, could lead to default.

         "D" - A security rated "D" implies the issuer has either not met a scheduled payment or the issuer has made it clear that it will be missing such a payment in the near future. In some cases, DBRS may not assign a "D" rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the "D" rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued, or reinstated by DBRS.

LONG-TERM CREDIT RATINGS

         The following summarizes the ratings used by Standard & Poor's for long-term issues:

         "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         "AA" - An obligation rated "AA" differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

         "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

         "C" - A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

         "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         Plus (+) or minus (-) - The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

         "NR" - This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

         Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

         The following summarizes the ratings used by Moody's for long-term debt:

         "Aaa" - Obligations rated "Aaa" are judged to be of the highest quality, with minimal credit risk.

         "Aa" - Obligations rated "Aa" are judged to be of high quality and are subject to very low credit risk.

         "A" - Obligations rated "A" are considered upper-medium grade and are subject to low credit risk.

         "Baa" - Obligations rated "Baa" are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

         "Ba" - Obligations rated "Ba" are judged to have speculative elements and are subject to substantial credit risk.

         "B" - Obligations rated "B" are considered speculative and are subject to high credit risk.

         "Caa" - Obligations rated "Caa" are judged to be of poor standing and are subject to very high credit risk.

         "Ca" - Obligations rated "Ca" are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

         "C" - Obligations rated "C" are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

         Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

         The following summarizes long-term ratings used by Fitch:

         "AAA" - Securities considered to be of the highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

         "AA" - Securities considered to be of very high credit quality. "AA" ratings denote expectations of very low credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

         "A" - Securities considered to be of high credit quality. "A" ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

         "BBB" - Securities considered to be of good credit quality. "BBB" ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

         "BB" - Securities considered to be speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

         "B" - Securities considered to be highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

         "CCC," "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

         "RD" - Indicates an entity has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

         "D" - Indicates an entity or sovereign that has defaulted on all of its financial obligations.

         Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" category or to categories below "CCC".

         "NR" indicates that Fitch does not publicly rate the associated issue or issuer.

         The following summarizes the ratings used by DBRS for long-term debt:

         "AAA" - Long-term debt rated "AAA" is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely high standard which DBRS has set for this category, few entities are able to achieve a "AAA" rating.

         "AA" - Long-term debt rated "AA" is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated "AAA" only to a small degree. Given the extremely restrictive definition DBRS has for the "AAA" category, entities rated "AA" are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

         "A" - Long-term debt rated "A" is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than that of "AA" rated entities. While "A" is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.

         "BBB" - Long-term debt rated "BBB" is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

         "BB" - Long-term debt rated "BB" is defined to be speculative and non-investment grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the "BB" range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification, and competitive strength are additional negative considerations.

         "B" - Long-term debt rated "B" is highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

         "CCC", CC" and "C" -Long-term debt rated in any of these categories is very highly speculative and is in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term debt rated "B." Long-term debt rated below "B" often have features which, if not remedied, may lead to default. In practice, there is little difference between these three categories, with "CC" and "C" normally used for lower ranking debt of companies for which the senior debt is rated in the "CCC" to "B" range.

         "D" - A security rated "D" implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, DBRS may not assign a "D" rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the "D" rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued or reinstated by DBRS.

         ("high", "low") - Each rating category is denoted by the subcategories "high" and "low". The absence of either a "high" or "low" designation indicates the rating is in the "middle" of the category. The "AAA" and "D" categories do not utilize "high", "middle", and "low" as differential grades.

MUNICIPAL NOTE RATINGS

         A Standard & Poor's U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

         o Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

         o Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

         Note rating symbols are as follows:

         "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

         "SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

         "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

         Moody's uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade ("MIG") and are divided into three levels - "MIG-1" through "MIG-3". In addition, those short-term obligations that are of speculative quality are designated "SG", or speculative grade. MIG ratings expire at the maturity of the obligation. The following summarizes the ratings used by Moody's for these short-term obligations:

         "MIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

         "MIG-2" - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

         "MIG-3" - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

         "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

         In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or "VMIG" rating.

         When either the long- or short-term aspect of a VRDO is not rated, that piece is designated "NR", e.g., "Aaa/NR" or "NR/VMIG-1".

         VMIG rating expirations are a function of each issue's specific structural or credit features.

         "VMIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

         "VMIG-2" - This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

         "VMIG-3" - This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

         "SG" - This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

         Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

ABOUT CREDIT RATINGS

A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion evaluates the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Moody's credit ratings must be construed solely as statements of opinion and not as statements of fact or recommendations to purchase, sell or hold any securities.

Fitch's credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested. Fitch's credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

DBRS credit ratings are opinions based on the quantitative and qualitative analysis of information sourced and received by DBRS, which information is not audited or verified by DBRS. Ratings are not buy, hold or sell recommendations and they do not address the market price of a security. Ratings may be upgraded, downgraded, placed under review, confirmed and discontinued.

                                   APPENDIX B


                        DESCRIPTION OF FUTURES CONTRACTS

                  The High Yield Bond Fund (the "Fund") may enter into certain futures transactions and options for hedging purposes or, as described in the Statement of Additional Information ("SAI"), to seek to increase total return. Such transactions are described in this Appendix.

INTEREST RATE FUTURES CONTRACTS

                  USE OF INTEREST RATE FUTURES CONTRACTS. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Fund may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

                  The Fund presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Fund, through using futures contracts.

                  DESCRIPTION OF INTEREST RATE FUTURES CONTRACTS. An interest rate futures contract sale would create an obligation by the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

                  Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Fund's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

                  Interest rate futures contracts are traded in an auction environment on the floors of several exchanges -- principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. These exchanges may be either designated by the Commodity Futures Trading Commission ("CFTC") as a contract market or registered with the CFTC as a derivatives transaction execution facility ("DTEF"). The Fund would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership. Interest rate futures also may be traded on electronic trading facilities or over-the-counter. These various trading facilities are licensed and/or regulated to varying degrees by the CFTC.

                  A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage backed securities; three-month United States Treasury Bills; and ninety-day commercial paper. The Fund may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

                  EXAMPLE OF FUTURES CONTRACT SALE. The Fund may engage in an interest rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security held by the Fund tends to move in concert with the futures market prices of long-term United States Treasury bonds ("Treasury bonds"). The Adviser wants to fix the current market value of this Fund security until some point in the future. Assume the Fund security has a market value of 100, and the Adviser believes that because of an anticipated rise in interest rates, the value will decline to
95. The Fund might enter into futures contract sales of Treasury bonds for a equivalent of 98. If the market value of the Fund security does indeed decline from 100 to 95, the equivalent futures market price for the Treasury bonds might also decline from 98 to 93.

                  In that case, the five point loss in the market value of the Fund security would be offset by the five point gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might well decline to more than 93 or to less than 93 because of the imperfect correlation between cash and futures prices mentioned below.

                  The Adviser could be wrong in its forecast of interest rates and the equivalent futures market price could rise above 98. In this case, the market value of the Fund securities, including the Fund security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

                  If interest rate levels did not change, the Fund in the above example might incur a loss (which might be reduced by a offsetting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.

                  EXAMPLE OF FUTURES CONTRACT PURCHASE. The Fund may engage in an interest rate futures contract purchase when it is not fully invested in long-term bonds but wishes to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter term securities whose yields are greater than those available on long-term bonds. The Fund's basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of an expected increase in market price of the long-term bonds that the Fund may purchase.

                  For example, assume that the market price of a long-term bond that the Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. The Adviser wishes to fix the current market price (and thus 10% yield) of the long-term bond until the time (four months away in this example) when it may purchase the bond. Assume the long-term bond has a market price of 100, and the Adviser believes that, because of an anticipated fall in interest rates, the price will have risen to 105 (and the yield will have dropped to about 9 1/2%) in four months. The Fund might enter into futures contracts purchases of Treasury bonds for an equivalent price of 98. At the same time, the Fund would assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term bond at an assumed market price of 100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from 100 to 105, the equivalent futures market price for Treasury bonds might also rise from 98 to 103. In that case, the 5 point increase in the price that the Fund pays for the long-term bond would be offset by the 5 point gain realized by closing out the futures contract purchase.

                  The Adviser could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%; and the equivalent futures market price could fall below 98. If short-term rates at the same time fall to 10% or below, it is possible that the Fund would continue with its purchase program for long-term bonds. The market price of available long-term bonds would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

                  If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term bonds. The yield on short-term securities in the Fund, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase. In each transaction, expenses would also be incurred.

INDEX AND SECURITY FUTURES CONTRACTS

                  GENERAL. A bond or stock index assigns relative values to the bonds or stocks included in the index which fluctuates with changes in the market values of the bonds or stocks included. Some stock index futures contracts are based on broad market indexes, such as the S&P 500 Index or the New York Stock Exchange Composite Index. In contrast, certain futures contracts relate to narrower market indexes or indexes based on an industry or market segment, such as oil and gas stocks. Since 2001, trading has been permitted in futures based on a single stock and on narrow-based security indexes (as defined in the Commodity Futures Modernization Act of 2000) (together "security futures;" broader-based index futures are referred to as "index futures").

                  Some futures contracts are traded on organized exchanges regulated by the CFTC. These exchanges may be either designated by the CFTC as a contract market or registered with the CFTC as a DTEF. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract. Futures contracts also may be traded on electronic trading facilities or over-the-counter. These various trading facilities are licensed and/or regulated to varying degrees by the CFTC.

                  The Fund may sell index futures and security futures contracts in order to offset a decrease in market value of its fund securities that might otherwise result from a market decline. The Fund may do so either to hedge the value of its fund as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, the Fund may purchase index futures and security futures contracts in anticipation of purchases of securities. A long futures position may be terminated without a corresponding purchase of securities.

                  In addition, the Fund may utilize index futures and security futures contracts in anticipation of changes in the composition of its fund holdings. For example, in the event that the Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. The Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the fund will decline prior to the time of sale.

                  As described in the SAI, the Fund may use futures for non-hedging (speculative) purposes to increase total return.

MARGIN PAYMENTS

                  Unlike purchase or sales of fund securities, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with the Custodian or a subcustodian an amount of cash or cash equivalents, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-the-market. For example, when the Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS

                  There are several risks in connection with the use of futures by the Fund, even if the futures are used for hedging (non-speculative) purposes. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments which are the subject of the hedge. The price of the future may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Fund will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, the Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the Adviser. Conversely, the Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Adviser.

                  Where futures are purchased to hedge against a possible increase in the price of securities before the Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

                  In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Adviser may still not result in a successful hedging transaction over a short time frame.

                  Positions in futures may be closed out only on a board of trade or other trading facility which provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on trading facilities where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any trading facility will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge fund securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

                  Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

                  Successful use of futures by the Fund is also subject to the Adviser's ability to predict correctly movements in the direction of the market. For example, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

OPTIONS ON FUTURES CONTRACTS

                  The Fund may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. The Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above. Net option premiums received will be included as initial margin deposits.

                  Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

OTHER MATTERS

                  Accounting for futures contracts will be in accordance with generally accepted accounting principles.

                                   APPENDIX C


                       ALLEGIANT ASSET MANAGEMENT COMPANY
                       PROXY VOTING POLICY AND PROCEDURES
                                 AUGUST 22, 2006


The purpose of these proxy voting policy and procedures is to ensure that Allegiant Asset Management Company ("AAM") and the subsidiary banks of National City Corporation (the "Banks") fulfill their responsibility to their clients in connection with the voting of proxies. AAM and the Banks view the voting of proxies as an integral part of their investment management responsibility. The general principle of this Proxy Voting Policy is to vote any beneficial interest in an equity security prudently and solely in the best long-term economic interest of the advisory clients and their beneficiaries considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.

NEW ACCOUNT PROCEDURES

AAM's standard Investment Management Agreement conveys the authority to vote proxies to AAM. When the agreement states that the client has delegated proxy-voting authority to AAM, AAM will vote such proxies in accordance with this Proxy Voting Policy. In the event the client makes a written request that AAM vote in accordance with such client's proxy voting policy and provides this proxy voting policy to AAM, AAM will vote as instructed. In the event a contract is silent on the matter, AAM should get written confirmation from such client as to its preference, where possible. AAM will assume proxy voting responsibilities in those situations where the contract is silent and the client has provided no further instructions as to its preferences.

PROXY HANDLING PROCEDURES

With respect to those proxies for which AAM and any of the Banks have authority to vote, such votes will be determined by a proxy voting committee (the "Committee"). This Committee will consist of the members of the National City Institutional Asset Management Trust Investment Policy Committee ("TIPC"). The Committee shall be appointed by the Boards of Directors of the Banks. The same fiduciary standards apply to both the Banks and AAM with respect to proxy voting, therefore, it is appropriate that the Committee determine how to vote proxies for the clients of both AAM and the Banks.

The Committee will meet no less frequently than monthly (unless otherwise agreed) to discuss the proxy votes for upcoming shareholders meetings. So long as a quorum is present, such meetings may take place in person and/or via telephone conference call. Notice given shall be reasonable under the circumstances. The Committee may also determine proxy votes by written consent of all members.

The Committee will appoint one or more Proxy Administrators, each of whom shall be an officer of AAM, to assist in the administration of proxy material and record the minutes of the Committee meeting. AAM and the Banks are authorized to engage the services of a proxy voting service (the "Service") to assist the Committee in the voting, research, and record-keeping associated with its proxy voting responsibilities.

The Committee delegates to the Proxy Administrators the duty to review the proxy issues and the Service's recommendations with respect to such issues. "Routine Matters" are those issues in the proxy statement for which the Service recommends that such proxy be voted in accordance with the proxy voting guidelines attached hereto as EXHIBIT A (the "Guidelines"). "Non-routine Matters" are those issues in the proxy statement for which the Guidelines are silent, or for which the Service's recommendation is not to vote in accordance with the Guidelines. The Committee may also designate a Routine Matter as a Non-routine Matter.

The Proxy Administrators are responsible for reviewing each proxy issue prior to the Committee's monthly meeting. The Proxy Administrators are also responsible for ensuring that all proxies for which the Committee has authority to vote are voted, and that such votes were cast in accordance with the Committee's instructions.

AUTHORITY TO VOTE PROXIES


The Committee adopts the Guidelines, attached hereto as EXHIBIT A, and authorizes the Service to act as its voting agent. As a general matter, the Committee will instruct the Service to vote all Routine Matters in accordance with the Guidelines. Non-routine Matters will be voted in accordance with the instructions of the Committee. The Committee will decide Non-routine Matters by majority vote of the committee members present, but only in the event a quorum is in attendance. The Committee reserves the right, in all circumstances, not to vote in accordance with such Guidelines if the Committee determines that the vote recommended and/or cast is not in the best interests of the clients. The Committee remains solely responsible for determining how to vote each proxy.

In the event that AAM or any of the subsidiary banks of National City Corporation have contractually agreed to vote proxies on behalf of a client in accordance with the client's proxy voting guidelines, the client guidelines will be followed.

The Committee will document the rationale for its vote in its minutes for all Non-routine Matters. The Proxy Administrators will maintain a record of the proxy voting decisions made by the Committee.

For Non-routine Matters, the Committee will determine how to vote such proxy by considering a number of factors, including, but not limited to:

o   Publicly available information
o   Research provided by the Service
o   Industry practices
o   Any special circumstances relating to the company
o   Advice from portfolio managers or investment professionals
o   Advice from legal counsel
o   Market conditions
o   Industry trends

Ultimately, any such decision must be made based on a determination that the vote being cast will be in the best interests of the shareholders.

In the event that the cost of voting certain proxy issues outweighs the benefits, the Committee is not required to vote such proxies. Such situations include, but are not limited to, the following:

o the proxy is written in a language other than English and no translation has been provided;
o   the proxy require overseas travel in order to vote; or
o securities on loan must be recalled in order to vote and either the vote relates to a routine matter or the amount of securities on loan are DE MINIMUS when compared to the company's total outstanding shares.


CONFLICTS OF INTEREST

A conflict of interest occurs when the interests of National City Corporation, its affiliates, and the interests of their employees, officers and directors, interfere in any way with the interests of their clients. The Committee is committed to avoiding all situations that might lead to a real or apparent material conflict between (i) the interests of National City Corporation, its affiliates, the interest of their employees, officers and directors, and (ii) the Committee's proxy voting responsibilities. Any position or interest, financial or otherwise, which could materially conflict with the Committee's responsibilities to vote proxies, or which affects or could reasonably be expected to affect the Committee's independence or judgment concerning how to vote proxies that the Committee has the discretion to vote, would be considered a conflict of interest. A material conflict of interest may also arise between the self interest of a committee member and his or her duties and responsibilities as a member of the Committee. This policy and procedures are meant to prevent material conflicts of interests from affecting the manner in which the Committee votes proxies.

Identification of Conflicts of Interest: It is acknowledged that the AAM and the Banks have publicly-traded affiliates, and proxies required to be voted with respect to such affiliates shall be voted in accordance with the Guidelines with respect to all Routine Matters. With respect to investment company clients, conflicts may arise involving investment adviser or the underwriter. In such cases we will follow the Guidelines described herein, including the procedures for handling conflicts of interest.

In the event that the Committee as a whole determines that it may have a material conflict of interest with respect to a Non-routine Matter, the Committee may vote such matter vote in accordance with the recommendation of the Service.

Any attempt by any employee, officer, or director of National City Corporation or its affiliates to influence the Committee or any of its members in determining how to vote on a particular issue shall be reported in writing to the Committee. Any such action shall be considered a breach of National City's Code of Ethics and shall be reported by the Committee to the Manager of Regulatory Risk Management for National City Corporation.

The Committee and each of its members have a responsibility to avoid material conflicts of interest, or the appearance of any conflicts of interest. A Committee member may recuse himself or herself from the Committee's consideration of a particular proxy issue in the event that member has determined that he or she may have a conflict of interest either personally or professionally that would impair his or her independence or judgment in deciding how to vote. The Committee may also exclude a Committee member from voting on a particular issue or issues if the Committee determines that the member has or may have a conflict of interest that would affect his or her ability to vote the proxy in the best interests of the client. Such exclusion may only take place if two-thirds of the Committee members present at such meeting, except the one for whom exclusion is being requested, agree to exclude such member.

The Committee may determine, in its discretion, whether additional action is necessary to determine whether committee members may have conflicts of interests, personal or professional, that would affect their ability to vote proxies in the best interest of the clients. The Committee may also take action it deems necessary to determine whether there is a real or apparent material conflict between (i) the interests of National City Corporation, its affiliates, the interest of their employees, officers and directors and (ii) the Committee's proxy-voting responsibilities. This may include requesting that employees and officers of National City Corporation and its affiliated entities answer questions designed to elicit whether a material conflict of interest may exist.

Materiality: When determining whether a conflict is material, the Committee may take into account financial considerations. For example, when the Committee is asked to vote on an issue with respect to a publicly-traded company for which an affiliate of AAM provides services, the affiliate's relationship may be considered material if the revenue generated by such relationship exceeds 1% of that affiliate's annual revenue.

REVIEW OF POLICY


This policy shall be reviewed, updated and approved by the Committee on an annual basis to ensure that it remains in compliance with its fiduciary responsibilities, and the rules and regulations of the Securities and Exchange Commission and the Office of the Comptroller of the Currency.

RECORDKEEPING

The Proxy Administrators will retain for such time periods set forth in the SEC Rule 206(4)-6, promulgated under the Advisers Act:

     (1)  A copy of this proxy voting policy and procedures
     (2)  All proxy statements regarding client securities
     (3)  All records of votes cast on behalf of clients
     (4)  All records of client requests for proxy voting information
     (5) All minutes of TIPC setting forth the basis for any proxy voting decision, and any other documents prepared on behalf of TIPC material to a proxy voting decision.

Any client requests for copies of the proxy voting policy and procedures shall be directed to the Proxy Administrators, and shall be provided to any such client within a reasonable amount of time.

                       ALLEGIANT ASSET MANAGEMENT COMPANY
                         SUMMARY PROXY VOTING GUIDELINES
                              Amended July 26, 2007
              Approved by the Board of Trustees of Allegiant Funds
                  and Allegiant Advantage Fund August 22, 2007

1.       OPERATIONAL ISSUES

The Committee recommends voting FOR matters such as the following, as long as the Committee considers the proposals to be reasonable by industry standards and not for the purpose of management entrenchment:

o   Election of Directors in a non-contested election
o   Ratifying Auditors
o   Increasing or decreasing amounts of authorized stock
o   Changing terms of authorized stock
o   Company name changes
o   Stock splits
o   Changing size of board
o   Opting into or out of optional provisions of state corporation laws
o   Changing annual meeting date or location
o   Changing state of incorporation
o Changing bylaws or charter that are of a housekeeping nature (updates or corrections).
o Allowing shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

The Committee recommends generally voting AGAINST matters such as the following:
o Reducing quorum requirements for shareholder meetings below a majority of the shares outstanding absent a compelling reason.
o Shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable
o Approving "other business" when it appears as voting item, when no further details are provided.

2.       BOARD OF DIRECTORS

VOTING, BOARD COMPOSITION AND CONTROL ISSUES

The Committee favors the following resolutions, as long as the proposal is reasonable by industry standards, that: (i) improve shareholder democracy; (ii) reduce the likelihood of management entrenchment or conflict-of-interest; or
(iii) are likely to make management more responsive to the concerns of institutional shareholders. Therefore:

The Committee recommends a vote FOR:

o   Confidential voting
o   Independent Audit Committees
o   Independent Nominating Committees
o   Independent Compensation Committees
o   Auditors at annual meetings
o   Requiring information on proponents of shareholder resolutions
o   Fixing the board size or designating a range for the board size
o   Repealing classified boards and electing all directors annually
o Creation of "declawed" blank check preferred stock (stock that cannot be used as a takeover defense)

o Creation of preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable
o Creation of a new class of nonvoting or subvoting common stock if: (i) it is intended for financing purposes with minimal or no dilution to current shareholders and (ii) it is not designed to preserve the voting power of an insider or significant shareholder
o   Reduction of the par value of common stock
o Implementing a reverse stock split when the number of authorized shares will be proportionately reduced
o   Implementing a reverse stock split to avoid delisting
o Instituting open-market share repurchase plans in which all shareholders may participate on equal terms
o Increasing the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as considered reasonable in the opinion of the Committee
o   Proposals requiring shareholder approval before extinguishing poison pills.
o Shareholder proposals asking that any future poison pill be put to a shareholder vote.*
o   Proposals to lower supermajority voting requirements.
o   Management proposals requiring a majority for election of directors**.

*Management proposals to ratify a poison pill should be considered by the Committee on a case-by-case basis.

**Shareholder proposals requiring a majority for election of directors should be considered by the Committee on a case-by-case basis.

The Committee recommends a vote AGAINST:

o   Blank check preferred stock
o   Classifying the board
o   "Fair Price" provisions requiring greater than a majority vote of all shares
o   Greenmail
o   Preemptive rights
o   Proposals requiring supermajority voting
o   Proposals to eliminate cumulative voting*
o Shareholder Advisory Committees, or other attempts to involve shareholders or other constituencies directly in board decision making Targeted share placements (PLACING BLOCKS OF SECURITIES WITH FRIENDLY THIRD PARTIES)
o   Limiting shareholders' right to act by written consent
o   Proposals giving shareholders the right to call special meetings
o   Requiring inclusion of abstentions in voting results
o   Repricing of "underwater" options
o Shareholder proposals to impose a mandatory retirement age for outside directors.

* The Committee should consider a vote against cumulative voting if a company has a strong record of recognizing shareholder rights, or when a shareholder proposal is made by an entity which is likely to be counterproductive to shareholder value.

The Committee recommends voting AS RECOMMENDED BY MANAGEMENT on:

o Required representation of specific gender, race, or interest groups on board
o   Age or term limits for directors
o Proposals for the same person to hold both Chairman and CEO positions and proposals to separate the Chairman and CEO positions.
o Shareholder requests for changes in voting requirements not otherwise covered in these guidelines

With respect to specific issues relating to director and officer indemnification and liability protection, the Committee recommends voting as follows:

The Committee recommends voting FOR

o   Restoring shareholder ability to remove directors with or without cause.

o   Permitting shareholders to elect directors to fill board vacancies.
o   Requiring that a majority or more of directors be independent.

The Committee recommends voting AGAINST:

o Eliminating entirely directors' and officers' liability for monetary damages for violating the duty of care.
o   Shareholder proposals requiring two candidates per board seat.
o Allowing only continuing directors may elect replacements to fill board vacancies.
o   Proposals that directors may be removed only for cause.
o   Shareholder proposals to limit the tenure of outside directors.
o Mandating a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board

3.       MERGERS AND CORPORATE RESTRUCTURINGS

APPRAISAL RIGHTS

The Committee recommends voting FOR proposals to restore, or provide shareholders with, rights of appraisal.

4.       STATE OF INCORPORATION

CONTROL SHARE ACQUISITION PROVISIONS
The Committee recommends voting FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

The Committee recommends voting FOR proposals to restore voting rights to the control shares.

The Committee recommends voting AGAINST proposals to amend the charter to include control share acquisition provisions.

CONTROL SHARE CASHOUT PROVISIONS
The Committee recommends voting FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

The Committee recommends voting FOR proposals to restore voting rights to the control shares.

The Committee recommends voting AGAINST proposals to amend the charter to include control share acquisition provisions.

DISGORGEMENT PROVISIONS
The Committee recommends voting FOR proposals to opt out of state disgorgement provisions.

FAIR PRICE PROVISIONS
Generally, the Committee recommends voting AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

FREEZEOUT PROVISIONS
The Committee recommends voting FOR proposals to opt out of state freezeout provisions.

STAKEHOLDER PROVISIONS
The Committee recommends voting AGAINST proposals that ask the board to consider nonshareholder constituencies or other nonfinancial effects when evaluating a merger or business combination.

5.       EXECUTIVE AND DIRECTOR COMPENSATION

The Committee generally favors compensation programs that relate management compensation to long-term performance.

As long as the Committee considers them to be reasonable by industry standards and have been approved by a compensation committee composed of independent directors, the Committee recommends voting AS RECOMMENDED BY MANAGEMENT on:

o   Stock option plans
o   Restricted stock bonus plans
o   Director stock ownership proposals
o   Executive compensation proposals

CLAW-BACK PROVISION (COMPENSATION RECOVERY POLICIES)
The Committee generally favors voting AGAINST shareholder proposals requesting adoption of policy that seeks to recoup bonuses/awards in the event of a significant negative restatement of financial results. The Committee recommends considering, on a case-by-case basis, such shareholder proposals if the company has a history of negative material restatements and/or if the company has already adopted a formal claw-back policy.

STOCK PLANS IN LIEU OF CASH
The Committee recommends voting FOR plans which provide a dollar-for-dollar cash for stock exchange.

DIRECTOR RETIREMENT PLANS
The Committee recommends voting AGAINST retirement plans for nonemployee directors. The Committee recommends voting FOR shareholder proposals to eliminate retirement plans for nonemployee directors.

EMPLOYEE STOCK PURCHASE PLANS
The Committee recommends voting FOR employee stock purchase plans where all of the following apply:
   1. Purchase price is at least 85 percent of fair market value
   2. Offering period is 27 months or less, and
   3. Potential voting power dilution (VPD) is ten percent or less.

INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS)
The Committee recommends voting FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

The Committee recommends voting FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

The Committee will generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)
The Committee recommends voting FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(K) EMPLOYEE BENEFIT PLANS
The Committee recommends voting FOR proposals to implement a 401(k) savings plan for employees.

SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY
The Committee recommends voting AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

The Committee recommends voting AGAINST shareholder proposals requiring director fees be paid in stock only.

The Committee recommends voting FOR shareholder proposals to put option repricings to a shareholder vote.

The Committee recommends voting AGAINST shareholder proposals that require management to adopt an advisory vote of shareholders for compensation practices.

The Committee recommends voting AGAINST shareholder proposals seeking to add specific performance goals for executives.

GOLDEN AND TIN PARACHUTES
The Committee recommends voting FOR shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

The Committee recommends voting FOR executive severance agreements (golden parachutes) triggered by a change in control if the following conditions are met: the benefit does not exceed relevant IRS guidelines, which are currently an amount equal to three times an executive's annual compensation (salary and bonus), and the benefit has been approved by the company's compensation committee.

6.       SOCIAL AND ENVIRONMENTAL ISSUES

CONSUMER ISSUES AND PUBLIC SAFETY
As a general matter, the Committee recommends a vote AGAINST shareholder resolutions that seek to further specific social policies by:

o   Requiring reports that go beyond standard industry practice.
o Restricting the company's ability to do business in any location or with any particular group.
o Imposing any other constraints on matters normally left to the business judgment of management or the board of directors.

7.       ENVIRONMENTAL AND ENERGY

ENVIRONMENTAL REPORTS
Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

GLOBAL WARMING
Generally vote FOR reports on the level of greenhouse gas emissions from the company's operations and products, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business. However, additional reporting may be warranted if:

o   The company's level of disclosure lags that of its competitors, or
o The company has a poor environmental track record, such as violations of federal and state regulations.

8.       GENERAL CORPORATE ISSUES

CHARITABLE/POLITICAL CONTRIBUTIONS
Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

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o   The company is in compliance with laws governing corporate political activities, and
o The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

The Committee recommends voting AGAINST proposals to report or publish in newspapers the company's political contributions. Federal and state laws have reporting requirements.

The Committee recommends voting AGAINST proposals disallowing the company from making political contributions.

The Committee recommends voting AGAINST proposals restricting the company from making charitable contributions.

The Committee recommends voting AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company

9.       LABOR STANDARDS AND HUMAN RIGHTS

CHINA PRINCIPLES
The Committee recommends voting AGAINST proposals to implement the China Principles unless:

o There are serious controversies surrounding the company's China operations, and
o The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

10.      MILITARY BUSINESS

FOREIGN MILITARY SALES/OFFSETS
The Committee recommends voting AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

NUCLEAR WEAPONS
The Committee recommends voting AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

SPACED-BASED WEAPONIZATION
Generally vote FOR reports on a company's involvement in spaced-based weaponization unless: the information is already publicly available or the disclosures sought could compromise proprietary information.

11.      WORKPLACE DIVERSITY

BOARD DIVERSITY
Generally vote FOR reports on the company's efforts to diversify the board, unless:

     1. The board composition is reasonably inclusive in relation to companies of similar size and business or
     2. The board already reports on its nominating procedures and diversity initiatives.

EQUAL EMPLOYMENT OPPORTUNITY (EEO)
Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply:
     1.  The company has well-documented equal opportunity programs
     2. The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and
     3.  The company has no recent EEO-related violations or litigation.

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The Committee recommends voting AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

GLASS CEILING
Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:
     1.  The composition of senior management and the board is fairly inclusive
     2. The company has well-documented programs addressing diversity initiatives and leadership development
     3. The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and
     4. The company has had no recent, significant EEO-related violations or litigation

SEXUAL ORIENTATION
The Committee recommends voting AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefit decisions should be left to the discretion of the company.

12.      MUTUAL FUND PROXIES

APPROVE NEW CLASSES OR SERIES OF SHARES
The Committee recommends voting FOR the establishment of new classes or series of shares.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL
The Committee recommends voting AGAINST proposals to change a fund's fundamental investment objective to nonfundamental.

The Committee recommends voting AGAINST any of the following changes:

o Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series
o Removal of shareholder approval requirement for amendments to the new declaration of trust
o Removal of shareholder approval requirement to make material changes to the fund's management contract, such as increasing management fees; changes that are non-material include decreasing management fees, and changes to administrative responsibilities that do not have the effect of increasing total advisory and administrative fees under the contract
o Removal of shareholder approval requirement to change the domicile of the fund

AUTHORIZE THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT SHAREHOLDER APPROVAL The Committee recommends voting FOR proposals authorizing the board of a registered investment company to hire/terminate subadvisers without shareholder approval when the registered investment company has applied for or received exemptive relief from the SEC.

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